      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 1999


                                                       REGISTRATION NOS. 33-8122
                                                                        811-4805
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A




            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                [X]


               Post-Effective Amendment No.  31                          [X]
                                          and


            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]


               Amendment No.  32                                         [X]


                            VAN KAMPEN EQUITY TRUST

        (Exact Name of Registrant as Specified in Declaration of Trust)


      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555

              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, including Area Code


                              A. THOMAS SMITH III


            Executive Vice President, General Counsel and Secretary

                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                  PO Box 5555
                     Oakbrook Terrace, Illinois 60181-5555
                    (Name and Address of Agent for Service)

                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     It is proposed that this filing will become effective:

          [ ] immediately upon filing pursuant to paragraph (b)

          [ ] on (date) pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)


          [X] on July 29, 1999 pursuant to paragraph (a)(1)


          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


  This Post-Effective Amendment No. 31 to the Registration Statement contains six Prospectuses and six Statements of Additional Information describing the six series of the Registrant (the "Applicable Series"). The Registration Statement is organized as follows:


     Facing Page

     Prospectuses relating to the Applicable Series, in the following order:

      Van Kampen Utility Fund
      Van Kampen Growth Fund

      Van Kampen Mid Cap Value Fund

      Van Kampen Great American Companies Fund
      Van Kampen Prospector Fund
      Van Kampen Aggressive Growth Fund

     Statements of Additional Information relating to the Applicable Series, in the following order:

      Van Kampen Utility Fund
      Van Kampen Growth Fund

      Van Kampen Mid Cap Value Fund

      Van Kampen Great American Companies Fund
      Van Kampen Prospector Fund
      Van Kampen Aggressive Growth Fund

     Part C Information

     Exhibits


  The prospectus and statement of additional information of the Small Cap Value Fund of the Trust is incorporated herein by reference to Post-Effective Amendment No. 30 under the Securities Act of 1933, as amended, which was filed with the Commission on March 1, 1999. This Amendment is not intended to amend the form of prospectus and statement of additional information incorporated herein.

                            [VAN KAMPEN FUNDS LOGO]


     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999

                                   VAN KAMPEN

                                 UTILITY  FUND



Van Kampen Utility Fund is a mutual fund with an investment objective to seek to provide its shareholders with capital appreciation and current income. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


               This prospectus is dated                  , 1999.

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   6
Investment Objective and Policies.................   7
Investment Advisory Services......................  12
Purchase of Shares................................  13
Redemption of Shares..............................  20
Distributions from the Fund.......................  21
Shareholder Services..............................  22
Federal Income Taxation...........................  23
Financial Highlights..............................  25
Appendix--Description of Securities Ratings....... A-1



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek to provide its shareholders with capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


The Fund's management seeks to achieve the investment objective by investing in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry. Under normal market conditions, the Fund invests at least 80% of the Fund's total assets in such securities. Companies engaged in the utilities industry include those companies involved in the production, transmission, or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility-related goods or services. The Fund's investments in income securities generally include preferred stock and debt securities of various maturities considered "investment grade" quality at the time of investment. The Fund may invest up to 20% of its total assets in lower-grade securities commonly referred to as "junk bonds," and involve special risks as compared to investments in higher-grade securities. In selecting securities for investment, the Fund's investment adviser focuses on securities that offer capital appreciation together with current income at a reasonable credit risk. As a result, the Fund will not necessarily invest in the highest yielding securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk. The Fund may invest up to 35% of its total assets in securities of foreign issuers. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.



                                INVESTMENT RISKS



Because of the Fund's policy of concentrating its investments in securities of companies engaged in the utilities industry, the Fund is subject to certain risks associated with the utilities industry.



An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. The Fund's investments in common stocks generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. The prices of common stocks of utility companies may be more volatile and may not fluctuate in tandem with overall changes in the stock markets. The market prices of income securities tend to fall as interest rates rise, and such declines may be greater among securities with longer maturities. The Fund's investments in income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of convertible securities are affected by changes similar to those of debt and equity securities.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. Because the Fund may invest up to 20% of its total assets in securities with low credit quality, it is subject to a higher level of credit risk than a fund that buys only investment grade securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have a higher incidence of default than investments in higher-grade securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are higher-grade securities.



INCOME RISK. The ability of the Fund's common stocks to generate income generally depends on the earnings and the continuing declaration of dividends by the issuers of such securities. The interest on the Fund's income securities is generally affected by prevailing interest rates, which can vary widely over the short and long term. Rates charged by utility companies generally are subject to review and limitation by utilities' regulatory commissions and will impact utility companies distribution. If dividends are reduced or discontinued or interest rates drop, your income from the Fund may drop as well.



RISKS OF INVESTING IN PUBLIC UTILITIES. Because of the Fund's policy of concentrating its investments in securities of companies engaged in the utilities industry, the Fund is more susceptible to risks associated with the utilities industry. These risks can include increases in fuel and other operating costs; high interest expenses for capital construction programs; failure of regulatory authorities to approve rate changes; costs associated with compliance of environmental and nuclear safety regulations; service interruption due to environmental, operational or other mishaps; the effects of economic slowdowns; surplus capacity and competition; and changes in the overall regulatory climate which may result in increased costs or the impairment of utility companies to operate their facilities.


FOREIGN RISKS. Because the Fund may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek capital appreciation over the long term.



- Seek current income.



- Are willing to take on the increased risks of investing in companies operating in the same industry.



- Wish to add to their personal investment portfolio a fund that invests primarily in companies engaged in the utilities industry.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past five calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1994'                                                                           -9.84
'1995'                                                                           25.69
'1996'                                                                           10.94
'1997'                                                                           25.70
'1998'                                                                           18.00


The Fund commenced investment operations on July 28, 1993. The return for Class A Shares from July 28, 1993 to December 31, 1993 was 2.86%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return was 12.63% (for the quarter ended December 31, 1997) and the lowest quarterly return was -7.24% (for the quarter ended March 31, 1994).


                            COMPARATIVE PERFORMANCE


This table shows how the Fund's performance compares with the Standard & Poor's 40 Utilities Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by the index. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past     Past       Since
    December 31, 1998  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen
    Utility Fund --
    Class A Shares     11.24%   11.95%     11.53%(1)

    Standard & Poor's
    40 Utilities
    Index                   %        %          %
 .......................................................
    Van Kampen
    Utility Fund --
    Class B Shares     13.14%   12.22%     11.78%(1)

    Standard & Poor's
    40 Utilities
    Index                   %        %          %
 .......................................................
    Van Kampen
    Utility Fund --
    Class C Shares     16.15%   12.42%     11.76%(2)

    Standard & Poor's
    40 Utilities
    Index                   %        %          %
 .......................................................



Inception date: (1) 7/28/93, (2) 8/13/93.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)


                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        5.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      4.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................


(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first year after purchase and declining thereafter as follows:


    Year 1-4.00%


    Year 2-3.75%


    Year 3-3.50%

    Year 4-2.50%
    Year 5-1.50%

    Year 6-1.00%

     After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees           0.65%        0.65%        0.65%
 ..............................................................
Distribution and/or       0.25%       1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses            0.34%        0.34%        0.34%
 ..............................................................
Total Annual Fund         1.24%        1.99%        1.99%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $694       $946      $1,217      $1,989
 ......................................................................
Class B Shares             $602       $974      $1,223      $2,123*
 ......................................................................
Class C Shares             $302       $624      $1,073      $2,317
 ......................................................................

You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $694      $946       $1,217      $1,989
 ......................................................................
Class B Shares             $202      $624       $1,073      $2,123*
 ......................................................................
Class C Shares             $202      $624       $1,073      $2,317
 ......................................................................


* Based on conversion to Class A Shares after eight years.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund operates under the following fundamental investment policies which may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended ("1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



- The Fund's investment objective is to provide its shareholders with capital appreciation and current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stock and income securities issued by companies engaged in the utilities industry. Income securities include preferred stock and debt securities of various maturities. Companies operating in the utilities industry include those engaged in the production, transmission, or distribution of electric energy, gas, telecommunications services or the provision of other utility or utility related goods or services. Under normal market conditions, the Fund invests at least 80% of the Fund's total assets in the securities of such companies.



- Under normal market conditions, the Fund may invest up to 20% of its total assets in cash and securities (including common stocks, income securities and money market instruments) of companies outside the utilities industry.



- The Fund's investments in income securities are rated, at the time of investment, BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization ("NRSRO"). The Fund may invest up to 20% of its assets in income securities rated BB or B by S&P or Ba or B by Moody's or comparably rated by any other NRSRO or unrated securities determined by the Fund's investment adviser to be of comparable or higher quality. Lower-grade income securities are commonly referred to as "junk bonds" and are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms, assurance of interest and principal payments or maintenance of other terms of the securities over any long period of time may be small. While offering opportunities for higher yields, lower-grade securities involve a greater degree of credit risk than investment grade income securities.



- The Fund may invest up to 35% of its assets in securities issued by non-U.S. issuers.



The Fund's investment adviser seeks securities offering capital appreciation together with current income that entail reasonable credit risk considered in relation to the Fund's investment policies. In selecting securities for investment, the Fund's investment adviser will consider a number of factors, including historical growth rates; rates of return on capital; financial condition and resources; geographic location and service area; management skills and such factors pertinent to the utilities industry. Factors pertaining to the utilities industry include the regulatory environment, energy sources, the costs of alternative fuels and, in the case of electric utilities, the extent and nature of involvement with nuclear powers. The Fund focuses on a security's potential for capital appreciation, current and projected yields, prospective growth in earnings and dividends in relation to price or earnings ratios and investment risk. The Fund's investment adviser believes that securities issued by utility companies often provide above-average dividend returns and below-average price or earnings ratios which are factors that not only provide current income but also generally tend to moderate risk. The Fund may not necessarily invest in the highest yielding utility securities permitted by the Fund's investment policies if such investments would subject the Fund to excessive risk.



Companies engaged in the utilities industry include a variety of entities involved in (i) the production, transmission or distribution of electric energy,
(ii) the provision of natural gas, (iii) the provision of telephone, mobile communication and other telecommunications services or (iv) the provision of other utility or utility-related goods or services. The rate of return of issuers of utility securities generally are subject to review and limitation by utilities' regulatory commissions and tend to fluctuate with marginal financing costs. Rate changes generally lag changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend payments on utility securities depending upon whether such rates and costs are declining or rising. The public utilities industry has experienced significant changes in recent years, primarily due to increased competition through deregulation.



Legislation and regulation have significant impacts on the utility industry. Competition and technological advances has over time often provided better-positioned utility companies with opportunities for enhanced profitability, although increased competition and other structural changes has often adversely affected the profitability of other utilities.



The telecommunications industry has experienced significant changes as local and long distance telephone companies, wireless communications companies and cable television providers compete to provide services and as new technologies develop. Regulation may limit rates charged by such providers based on an authorized level of earnings, a price index, or another formula. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets.



Gas and electric utility companies are affected by changes in fuel prices and interest rates. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of electric companies to operate such facilities.



Other utility companies are emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.


Companies engaged in the public utilities industry historically have been subject to a variety of risks depending, in part, on such factors as the type of utility company involved and its geographic location. Such risks include increases in fuel and other operating costs, high interest expenses for capital construction programs, costs associated with compliance with environmental and nuclear safety regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity, competition and changes in the overall regulatory climate. In particular, regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of utility companies to operate such facilities, thus reducing utility companies' earnings or resulting in losses. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect utility companies' earnings or dividends. Companies engaged in the public utilities industry are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by regulatory authorities, companies engaged in the public utilities industry are subject to the risk that such authority will not authorize increased rates. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. In addition, individual sectors of the utility market are subject to additional risks. In addition, because of the Fund's policy of concentrating its investments in utility securities, the Fund may be more susceptible than a fund without such a policy to any single economic, political or regulatory occurrence affecting the public utilities industry. Under market conditions that are unfavorable to the utilities industry, the Fund's investment adviser may significantly reduce the Fund's investment in the industry.



The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a the utilities industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances affecting the desirability of a given investment.



PORTFOLIO SECURITIES. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

The Fund also invests in preferred stocks and convertible securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.



The Fund may invest in debt securities of various maturities. Debt securities of a corporation or other entity generally entitle the holder to receive interest, at a fixed, variable or floating interest rate, during the term of the security and repayment of principal at maturity or redemption. The Fund invests primarily in debt securities considered "investment grade" at the time of purchase. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by S&P or rated Baa or higher by Moody's or comparably rated by another NRSRO. Securities rated BBB by S&P or rated Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-grade securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations. The ratings assigned by the ratings agencies represent their opinions of the quality of the debt securities they undertake to rate, but not the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. For further description of securities ratings, see appendix to this prospectus. The Fund may invest up to 20% of its total assets in securities rated below investment grade which involve, among other things, greater credit risk. See "Risks of Lower-Grade Debt Securities" below.



                             RISKS OF INVESTING IN


                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 35% of its total assets in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.



                RISK OF INVESTING IN LOWER-GRADE DEBT SECURITIES



Under normal market conditions, the Fund may invest up to 20% of its net assets in securities below investment grade. The Fund may invest in lower-grade debt securities rated at the time of purchase BB or B by S&P or rated Ba or B by Moody's or comparably rated by another NRSRO or, if unrated, believed by the Fund's investment adviser to be of comparable quality. Such lower grade securities are commonly referred to as "junk bonds" and involve special risks as compared to investments in higher-grade securities. Lower-grade debt securities are regarded by S&P and Moody's as predominately speculative with respect to the capacity to pay interest or repay principal in accordance with their terms. Lower-grade debt securities involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. For a description of securities ratings, see the appendix to this prospectus.



Lower-grade securities are more susceptible to nonpayment of interest and principal and default than higher-grade securities. Adverse changes in the economy or the individual issuer often have a more significant impact on the ability of lower-grade issuers to make payments, meet projected goals or obtain additional financing. When an issuer of such securities is in financial difficulties, the Fund may incur additional expenditures or invest additional assets in an effort to obtain partial or full recovery on amounts due. While all debt securities fluctuate inversely with changes in interest rates, the prices of lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to real or perceived general adverse economic changes or specific issuer developments. A significant increase in market interest rates or general economic developments could severely disrupt the market for such securities and the market values of such securities. Such securities also often experience more volatility in prices than higher-grade securities. Lack of liquidity in a security makes sale of the security more difficult in a timely manner, at least without price concessions. The market for lower-grade securities may have less available information available, further complicating evaluations and valuations of such securities and placing more emphasis on the investment adviser's experience, judgment and analysis than other securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if such techniques had not been used may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund otherwise could realize on other investments, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. Additionally, amounts paid as premium and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



                       OTHER INVESTMENTS AND RISK FACTORS



For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. It is currently the policy of the Fund not to invest more than 20% of its total assets at the time of purchase in securities subject to repurchase agreements.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and on collateral which is invested in short-term instruments, or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.


Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for capital appreciation or income has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest, on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade debt securities. Under normal market conditions, the potential for capital appreciation and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.65 of 1.00%
 ...............................................
    Next $500 million         0.60 of 1.00%
 ...............................................
    Over $1 billion           0.55 of 1.00%
 ...............................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.65% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by Christine Drusch, Senior Portfolio Manager. Ms. Drusch has assisted in co-managing the Fund's investment portfolio since August 1997 and has been primarily responsible for managing the Fund's investment portfolio since February 1998. Ms. Drusch has been an Assistant Vice President of the Adviser and Asset Management since September 1995. Prior to that time, Ms. Drusch was Associate Portfolio Manager of the Adviser. Matthew Hart has been responsible as a co-manager for the day-to-day management of the Fund's investment portfolio since January, 1998. Mr. Hart has been Associate Portfolio Manager of the Adviser and Asset Management since August 1997. Prior to that time, Mr. Hart was with AIM Capital Management.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund generally is determined once daily as of 5:00 p.m., Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Trustees. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost which approximates fair value at which it is expected such securities may be resold.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.



The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.

Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares from reinvestment of dividends or capital gains distribution.



The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES


Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within six years of purchase as shown in the table as follows:


                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE


                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      3.75%
 ................................................
    Third                       3.50%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth                       1.00%
 ................................................
    Seventh and After           None
 ................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another fund participating in the exchange program is determined by reference to the fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares

(i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account,
(iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to distribute all or substantially all of this income, less expenses, quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


To be eligible for exchanges, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser under normal circumstances, not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                       Class A Shares
                                                                                  From July 28, 1993
                                                                                   (Commencement of
                           Nine Month                                                 Investment
                          Period Ended             Year Ended June 30,              Operations) to
                         March 31, 1999    1998      1997      1996      1995       June 30, 1994
----------------------------------------------------------------------------------------------------

Net Asset Value,
 Beginning of the
 Period                  ..........       $16.441   $15.298   $13.386   $12.906        $14.300
                            -------       -------   -------   -------   -------        -------
 Net Investment
   Income                ..........         0.429     0.637     0.538     0.595          0.479
 Net Realized and
   Unrealized
   Gain/Loss             ..........         3.909     1.317     2.077     0.485        (1.513)
                            -------       -------   -------   -------   -------        -------
Total from Investment
 Operations              ..........         4.338     1.954     2.615     1.080        (1.034)
                            -------       -------   -------   -------   -------        -------
Less:
 Distributions from
   and in Excess of
   Net
   Investment Income     ..........         0.480     0.610     0.703     0.600          0.323
 Distributions from
   and in Excess of
   Net
   Realized Gain         ..........         1.691     0.201       -0-       -0-          0.037
 Return of Capital
   Distribution          ..........         0.951       -0-       -0-       -0-            -0-
Total Distributions      ..........         3.122     0.811     0.703     0.600          0.360
                            -------       -------   -------   -------   -------        -------
Net Asset Value, End
 of the Period           ..........       $17.657   $16.441   $15.298   $13.386        $12.906
                            =======       =======   =======   =======   =======        =======
Total Return(a)          ..........        28.17%    13.20%    19.93%     8.70%        (7.38)%*

Net Assets at End of
 the Period (In
 millions)               ..........         $60.4     $52.5     $57.7     $50.4             $51.5
Ratio of Expenses to
 Average Net
 Assets(b)               ..........         1.30%     1.41%     1.38%     1.34%          1.34%
Ratio of Net
 Investment Income to
 Average Net
 Assets(b)               ..........         2.47%     4.03%     3.61%     4.55%          4.10%
Portfolio Turnover       ..........           23%      102%      121%      109%           102%

                                                     Class B Shares
                                                                                From July 28, 1993
                                                                                 (Commencement of
                         Nine Month                                                 Investment
                        Period Ended             Year Ended June 30,              Operations) to
                       March 31, 1999    1998      1997      1996      1995       June 30, 1994
Net Asset Value,
 Beginning of the
 Period                                 $16.434   $15.296   $13.356   $12.880        $14.300
                          -------       -------   -------   -------   -------        -------
 Net Investment
   Income                                 0.309     0.519     0.426     0.507          0.394
 Net Realized and
   Unrealized
   Gain/Loss                              3.891     1.314     2.080     0.461        (1.519)
                          -------       -------   -------   -------   -------        -------
Total from Investment
 Operations                               4.200     1.833     2.506     0.968        (1.125)
                          -------       -------   -------   -------   -------        -------
Less:
 Distributions from
   and in Excess of
   Net
   Investment Income                      0.360     0.494     0.566     0.492          0.258
 Distributions from
   and in Excess of
   Net
   Realized Gain                          1.691     0.201       -0-       -0-          0.037
 Return of Capital
   Distribution                           0.951       -0-       -0-       -0-            -0-
Total Distributions                       3.002     0.695     0.566     0.492          0.295
                          -------       -------   -------   -------   -------        -------
Net Asset Value, End
 of the Period                          $17.632   $16.434   $15.296   $13.356        $12.880
                          =======       =======   =======   =======   =======        =======
Total Return(a)                          27.20%    12.30%    19.08%     7.80%        (8.02)%*
Net Assets at End of
 the Period (In
 millions)                                $86.8     $83.3     $92.9     $81.0             $83.7
Ratio of Expenses to
 Average Net
 Assets(b)                                2.07%     2.17%     2.13%     2.05%          2.06%
Ratio of Net
 Investment Income to
 Average Net
 Assets(b)                                1.74%     3.27%     2.86%     3.84%          3.36%
Portfolio Turnover                          23%      102%      121%      109%           102%

                                                      Class C Shares

                                                                                From August 13, 1993
                         Nine Month                                               (Commencement of
                        Period Ended             Year Ended June 30,              Distribution) to
                       March 31, 1999    1998      1997      1996      1995        June 30, 1994
Net Asset Value,
 Beginning of the
 Period                                 $16.426   $15.290   $13.356   $12.868         $14.460
                          -------       -------   -------   -------   -------         -------
 Net Investment
   Income                                 0.308     0.503     0.470     0.482           0.330
 Net Realized and
   Unrealized
   Gain/Loss                              3.887     1.328     2.030     0.498         (1.627)
                          -------       -------   -------   -------   -------         -------
Total from Investment
 Operations                               4.195     1.831     2.500     0.980         (1.297)
                          -------       -------   -------   -------   -------         -------
Less:
 Distributions from
   and in Excess of
   Net
   Investment Income                      0.360     0.494     0.566     0.492           0.258
 Distributions from
   and in Excess of
   Net
   Realized Gain                          1.691     0.201       -0-       -0-           0.037
 Return of Capital
   Distribution                           0.951       -0-       -0-       -0-             -0-
Total Distributions                       3.002     0.695     0.566     0.492           0.295
                          -------       -------   -------   -------   -------         -------
Net Asset Value, End
 of the Period                          $17.619   $16.426   $15.290   $13.356         $12.868
                          =======       =======   =======   =======   =======         =======
Total Return(a)                          27.14%    12.37%    19.00%     7.88%         (9.11)%*
Net Assets at End of
 the Period (In
 millions)                                 $5.9      $4.9      $5.0      $1.3                $1.1
Ratio of Expenses to
 Average Net
 Assets(b)                                2.06%     2.17%     2.13%     2.09%            2.05%
Ratio of Net
 Investment Income to
 Average Net
 Assets(b)                                1.73%     3.23%     2.78%     3.80%            3.38%
Portfolio Turnover                          23%      102%      121%      109%             102%


*  Non-Annualized
(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser reimbursement of certain expenses was less than 0.01%.

N/A = Not Applicable
                   See Financial Statements and Notes Thereto

                            APPENDIX -- DESCRIPTION


                             OF SECURITIES RATINGS



STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follow:



A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.



The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



The ratings are based, in varying degrees, on the following considerations:



1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2. Nature of and provisions of the obligation:



3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


                     1. LONG-TERM DEBT -- INVESTMENT GRADE



AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.



AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.



A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.



BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.



DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain ratings or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.



                              2. COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated "B" are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: This rating is assigned to short-term debt obligations currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on


                                       -
current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



                               3. PREFERRED STOCK



A S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.



The preferred stock ratings are based on the following considerations:



i. Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.



ii. Nature of, and provisions of, the issuer.



iii. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.



AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.



AA: A preferred stock issue rated "AA" also qualifies as a high-quality, fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".



A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.



BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.



BB, B and CCC: Preferred stock rated "B", "B", and "CCC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.



"BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.



CC: The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



C: A preferred stock rated "C" is a nonpaying issue.



D: A preferred stock rated "D" is a nonpaying issue with the issuer in default on debt instruments.



NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



MOODY'S INVESTORS SERVICE -- a brief description of the applicable Moody's Investors Service (Moody's)


                                       -
rating symbols and their meanings (as published by Moody's Investors Service) follows:



                               1. LONG-TERM DEBT



Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than the Aaa securities.



A: Bonds which are rated a possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.



Should no rating be assigned, the reason may be one of the following:



1. An application for rating was not received or accepted.



2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.



3. There is a lack of essential data pertaining to the issue or issuer.



4. The issue was privately placed, in which case the rating is not published in Moody's publications.



Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.



                               2. SHORT-TERM DEBT



Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year unless explicitly noted.


                                       -

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issues:



Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:



-- Leading market positions in well-established industries.



-- High rates of return on funds employed.



-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.



-- Broad margins is earnings coverage of fixed financial charges and high internal cash generation.



-- Well-established access to a range of financial markets and assured sources of alternate liquidity.



Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes of the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



Issuers rated Not Prime do not fall within any of the Prime rating categories.



                               3. PREFERRED STOCK



Preferred stock rating symbols and their definitions are as follows:



AAA: As issue which is rated "AAA" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.



AA: An issue which is rated "AA" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.



A: An issue which is rated "A" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.



BAA: An issue which is rated "BAA" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.



BA: An issue which is rated "BA" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.



B: An issue which is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.



CAA: An issue which is rated "CAA" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.



CA: An issue which is rated "CA" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.



C: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                       -

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                            VAN KAMPEN UTILITY FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                         Attn: Van Kampen Utility Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                         Attn: Van Kampen Utility Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                   VAN KAMPEN

                                 UTILITY  FUND


                                   PROSPECTUS

                                                , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                       Investment Company Act File No. 811-4805.

                                                                   UTLF PRO 7/99

                            [VAN KAMPEN FUNDS LOGO]


     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999

                                   VAN KAMPEN

                                  GROWTH  FUND



Van Kampen Growth Fund is a mutual fund with an investment objective to seek capital growth. The Fund's management seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


               This prospectus is dated                  , 1999.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................  10
Purchase of Shares.................................  11
Redemption of Shares...............................  18
Distributions from the Fund........................  19
Shareholder Services...............................  20
Federal Income Taxation............................  21
Financial Highlights...............................  23


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of "growth" companies. The Fund focuses on those companies with established records of growth in sales or earnings and companies with new products, services or processes that the Fund's investment adviser believes offer above-average potential for capital growth. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.



Investment opportunities for securities of growth companies may be more limited than those in other sectors of the market. In order to facilitate the management of the Fund's portfolio, the Fund may, from time to time, suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of its shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a "growth" style of investing. The market values of "growth" common stocks may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small or medium-sized companies or of newly formed companies (in which the Fund may invest) often fluctuate more than prices of larger, more established companies.



FOREIGN RISKS. Because the Fund may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek capital growth over the long term.



- Do not seek current income from their investment.



- Can withstand substantial volatility in the value of their shares of the Fund.



- Wish to add to their personal investment portfolio a fund that emphasizes a "growth" style of investing in common stocks and other equity securities.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past three calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1996*'                                                                          61.99
'1997'                                                                           27.01
'1998'                                                                           23.30


*Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same affect on performance as the IPOs did in 1996.



The Fund commenced investment operations on December 27, 1995. The return for Class A Shares from December 27, 1995 to December 31, 1995 was 0.80%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return was 28.41% (for the quarter ended December 31, 1998) and the lowest quarterly return was -22.85% (for the quarter ended September 30, 1998).

                            COMPARATIVE PERFORMANCE


This table shows how the Fund's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund, and with the Lipper Growth Fund Index, an index of funds with similar investment objectives. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen Growth
    Fund -- Class A
    Shares             16.21%    33.93%(1)

    Standard & Poor's
    500-Stock Index        %          %
                                      %(2)
    Lipper Growth
    Fund Index             %          %
                                      %(3)
 .............................................
    Van Kampen Growth
    Fund -- Class B
    Shares             17.37%    35.43%(1)
    Standard & Poor's
    500-Stock Index        %          %
                                      %(2)
    Lipper Growth
    Fund Index
                                      %(3)
 .............................................

    Van Kampen Growth
    Fund -- Class C
    Shares             21.32%    35.86%(1)

    Standard & Poor's
    500-Stock Index        %          %
                                      %(2)
    Lipper Growth
    Fund Index             %          %
                                      %(3)
 .............................................



Inception date: (1)12/27/95.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        5.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      5.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                                   Year 1-5.00%
                                   Year 2-4.00%
                                   Year 3-3.00%
                                   Year 4-2.50%
                                   Year 5-1.50%
                                    After-None
    See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)        0.75%        0.75%        0.75%
 ..............................................................
Distribution and/or       0.25%       1.00%(3)     1.00%(3)
Service (12b-1)
Fees(2)
 ..............................................................
Other Expenses(1)         0.68%        0.69%        0.70%
 ..............................................................
Total Annual Fund         1.68%        2.44%        2.45%
Operating Expenses(1)
 ..............................................................



(1) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's Management Fees or Other Expenses such that the actual Total Annual Fund Operating Expenses for the fiscal period ended March 31, 1999 were 1.64%, 2.40% and 2.41% for Class A Shares, Class B Shares and Class C Shares, respectively. The fee waivers or expense reimbursements may be terminated at any time.


(2) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $736      $1,074      $1,435      $2,448
 .......................................................................
Class B Shares             $747      $1,061      $1,451      $2,589*
 .......................................................................
Class C Shares             $348        $764      $1,306      $2,786
 .......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $736      $1,074      $1,435      $2,448
 .......................................................................
Class B Shares             $247        $761      $1,301      $2,589*
 .......................................................................
Class C Shares             $248        $764      $1,306      $2,786
 .......................................................................


* Based on conversion to Class A Shares after eight years.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of "growth" companies. Growth companies are those companies with established records of growth in sales or earnings and companies with new products, services or processes that the Fund's investment adviser believes offer above-average potential for capital growth. The Fund's primary approach is to seek what the Fund's investment adviser believes to be unusually attractive growth investments on an individual company basis. Investments in such companies may have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary. The Fund attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund may invest in preferred stocks and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying securities. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.



The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P"), or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tends to fluctuate more in response to changes in interest rates than short-term debt securities.



In selecting securities for investment, the Fund generally focuses on common stocks of "growth" companies, which generally include those companies with established records of growth in sales or earnings and companies with new products, services or processes that the Fund's investment adviser believes offer above-average potential for capital growth. The Fund may invest in cyclical industries when the Fund's investments adviser believes such industries are in or are entering into a growth cycle and have above average potential for capital appreciation. Stocks of different types, such as "growth" or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "growth" stocks will vary and at times may be lower or higher than that of other types of funds. Additionally, the market values of "growth" common stocks may be more volatile than other types of investments.



The companies in which the Fund invests may be newly-formed, recently offered or in any market capitalization range, provided such companies have prospects that the Fund's investment adviser believes are favorable for above-average capital appreciation. The securities of newly-formed companies, recently offered companies, or of small- or medium-size may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Such companies may have limited or specialized product lines, markets or financial resources, may be dependent upon a limited management group, or unusual developments, mergers or liquidations and may be subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Such companies may be traded in lower volumes or more erratic volumes. Thus, to the extent the Fund invests in such companies the Fund may be subject to greater investment risk than that assumed through investment in the equity securities of larger, more established capitalization companies.


The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of its total assets in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on an investment, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. Money paid by the Fund as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS



For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. It is currently the policy of the Fund not to invest more than 20% of its total assets at the time of purchase in securities subject to repurchase agreements.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and may invest the collateral in short-term instruments or receive an agreed-upon amount of interest income from the borrower who had delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for income or capital growth has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.75 of 1.00%
 ...............................................
    Next $500 million         0.70 of 1.00%
 ...............................................
    Over $1 billion           0.65 of 1.00%
 ...............................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund's portfolio management team is headed by Jeff New. Mr. New has been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. New has been Senior Vice President and Senior Portfolio Manager of the Adviser and Asset Management since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Asset Management. Prior to December 1994, he was Associate Portfolio Manager of the Adviser. Mr. New joined the Adviser in 1990. Michael Davis and Mary Jayne Maly are the portfolio managers responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Asset Management since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Ms. Maly has been Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at Morgan Stanley Asset Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, Ms. Maly was a Vice President and Portfolio Manager of the Adviser and Asset Management. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company.


                               PURCHASE OF SHARES

                                    GENERAL


The Fund is currently not open to new investors. The Fund may, from time to time, reopen and close the offering of its shares to new investors. Any such offerings may commence and terminate at any time and without prior notice.


The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate net asset value per share, and adjust the offering price more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last sale, or if there has been no sale that day, at the mean between the bid and asked prices, (ii) valuing unlisted securities by quotations provided by market makers or by estimates from yield data of comparable securities and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Securities with remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.
Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains distributions.



The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares and any dividend reinvestment plan Class B Shares received on such shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another fund participating in the exchange program is determined by reference to the fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees;

    provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next

    $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to distribute all or substantially all of this income, less expenses, annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.


To be eligible for exchanges, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser under normal circumstances, not to approve such requests.


When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                           Class A Shares
                                                                    December 27, 1995
                            Nine Month                               (Commencement of
                           Period Ended     Year Ended June 30,   Investment Operations)
                          March 31, 1999      1998     1997(a)       to June 30, 1996
----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.................                   $17.878    $13.696           $10.000
                             -------        -------    -------           -------
  Net Investment
    Income/Loss..........                    (0.136)     0.031            (0.044)
  Net Realized and
    Unrealized Gain......                     6.711      4.810             3.740
                             -------        -------    -------           -------
Total from Investment
  Operations.............                     6.575      4.841             3.696
                             -------        -------    -------           -------
Less:
  Distributions from and
    in Excess of Net
    Realized Gain........                     0.990      0.353               -0-
  Return of Capital
    Distribution.........                       -0-      0.306               -0-
                             -------        -------    -------           -------
Total Distributions......                     0.990      0.659               -0-
                             -------        -------    -------           -------
Net Asset Value, End of
  the Period.............                   $23.463    $17.878           $13.696
                             =======        =======    =======           =======
Total Return*(b).........                    38.52%     36.00%            37.00%**
Net Assets at End of the
  Period (In millions)...                     $64.9      $53.1              $0.1
Ratio of Expenses to
  Average Net Assets*....                     1.30%      1.32%             1.46%
Ratio of Net Investment
  Income to Average Net
  Assets*................                    (0.64%)     0.19%            (0.79%)
Portfolio Turnover.......                      125%       139%               94%**
* If certain fees had not
  been assumed by the
  Adviser, Total Return
  would have been lower
  and the ratios would
  have been as follows:
  Ratio of Expenses to
    Average Net Assets...                     1.59%      2.31%            15.69%
  Ratio of Net Investment
    Income to Average Net
    Assets...............                    (0.92%)    (0.80%)          (15.02%)

                                                              Class B Shares
                                                                       December 27, 1995
                             Nine Month                                 (Commencement of
                            Period Ended       Year Ended June 30,   Investment Operations)
                           March 31, 1999        1998     1997(a)       to June 30, 1996
Net Asset Value,
  Beginning of the
  Period.................                      $17.796    $13.695           $10.000
                              -------          -------    -------           -------
  Net Investment
    Income/Loss..........                       (0.270)    (0.093)           (0.045)
  Net Realized and
    Unrealized Gain......                        6.637      4.853             3.740
                              -------          -------    -------           -------
Total from Investment
  Operations.............                        6.367      4.760             3.695
                              -------          -------    -------           -------
Less:
  Distributions from and
    in Excess of Net
    Realized Gain........                        0.990      0.353               -0-
  Return of Capital
    Distribution.........                          -0-      0.306               -0-
                              -------          -------    -------           -------
Total Distributions......                        0.990      0.659               -0-
                              -------          -------    -------           -------
Net Asset Value, End of
  the Period.............                      $23.173    $17.796           $13.695
                              =======          =======    =======           =======
Total Return*(b).........                       37.56%     35.32%            37.00%**
Net Assets at End of the
  Period (In millions)...                        $79.7      $55.0              $0.1
Ratio of Expenses to
  Average Net Assets*....                        2.05%      2.07%             1.46%
Ratio of Net Investment
  Income to Average Net
  Assets*................                       (1.40%)    (0.56%)           (0.74%)
Portfolio Turnover.......                         125%       139%               94%**
* If certain fees had not
  been assumed by the
  Adviser, Total Return
  would have been lower
  and the ratios would
  have been as follows:
  Ratio of Expenses to
    Average Net Assets...                        2.34%      3.04%            15.70%
  Ratio of Net Investment
    Income to Average Net
    Assets...............                       (1.68%)    (1.53%)          (14.97%)

                                                              Class C Shares
                                                                       December 27, 1995
                             Nine Month                                 (Commencement of
                            Period Ended       Year Ended June 30,   Investment Operations)
                           March 31, 1999        1998     1997(a)       to June 30, 1996
Net Asset Value,
  Beginning of the
  Period.................                      $17.793    $13.695           $10.000
                              -------          -------    -------           -------
  Net Investment
    Income/Loss..........                       (0.311)    (0.096)           (0.045)
  Net Realized and
    Unrealized Gain......                        6.681      4.853             3.740
                              -------          -------    -------           -------
Total from Investment
  Operations.............                        6.370      4.757             3.695
                              -------          -------    -------           -------
Less:
  Distributions from and
    in Excess of Net
    Realized Gain........                        0.990      0.353               -0-
  Return of Capital
    Distribution.........                          -0-      0.306               -0-
                              -------          -------    -------           -------
Total Distributions......                        0.990      0.659               -0-
                              -------          -------    -------           -------
Net Asset Value, End of
  the Period.............                      $23.173    $17.793           $13.695
                              =======          =======    =======           =======
Total Return*(b).........                       37.56%     35.32%            37.00%**
Net Assets at End of the
  Period (In millions)...                         $9.2       $8.3              $0.1
Ratio of Expenses to
  Average Net Assets*....                        2.05%      2.07%             1.46%
Ratio of Net Investment
  Income to Average Net
  Assets*................                       (1.39%)    (0.57%)           (0.74%)
Portfolio Turnover.......                         125%       139%               94%**
* If certain fees had not
  been assumed by the
  Adviser, Total Return
  would have been lower
  and the ratios would
  have been as follows:
  Ratio of Expenses to
    Average Net Assets...                        2.34%      3.04%            15.70%
  Ratio of Net Investment
    Income to Average Net
    Assets...............                       (1.68%)    (1.55%)          (14.97%)



** Non-Annualized



(a) Based on average shares outstanding.


(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.


                   See Financial Statements and Notes Thereto

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                             VAN KAMPEN GROWTH FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                          Attn: Van Kampen Growth Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                          Attn: Van Kampen Growth Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                   VAN KAMPEN

                                  GROWTH  FUND


                                   PROSPECTUS

                                                , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.



                            [VAN KAMPEN FUNDS LOGO]


                                       Investment Company Act File No. 811-4805.

                                                                     GF PRO 7/99

     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999

                                   VAN KAMPEN

                             MID  CAP  VALUE  FUND



Van Kampen Mid Cap Value Fund is a mutual fund with an investment objective to seek long-term growth of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium-capitalization companies that the Fund's investment adviser believes are selling below their intrinsic value and offer the opportunity for significant growth of capital.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                This prospectus is dated                 , 1999.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................  10
Purchase of Shares.................................  11
Redemption of Shares...............................  17
Distributions from the Fund........................  19
Shareholder Services...............................  19
Federal Income Taxation............................  21
Financial Highlights...............................  22


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek long-term growth of capital. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


The Fund's management seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of medium-capitalization companies that the Fund's investment adviser believes are selling below their intrinsic values and offer the opportunity for significant growth of capital. Under normal market conditions, the Fund invests in at least 65% of the Fund's total assets in securities of medium-capitalization companies. The Fund emphasizes a "value" style of investing focusing on those companies with strong fundamentals, consistent track records, promising growth prospects, and attractive valuations. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks and you could lose money on your investment in the Fund.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" equity securities are less than returns on other styles of investing or the overall stock market. Investments in common stocks generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of funds. During an overall stock market decline, stock prices of medium-sized companies often fluctuate more than prices of larger companies. Historically, medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks.


FOREIGN RISKS. Because the Fund may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.


MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek capital growth over the long term.



- Do not seek current income from their investment.



- Can withstand volatility in the value of their shares of the Fund.



- Wish to add to their personal investment portfolio a fund that emphasizes a "value" style of investing in common stocks and other equity securities of medium-sized companies.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past three calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1996'                                                                           27.86
'1997'                                                                           20.52
'1998'                                                                           12.46


The Fund commenced investment operations on December 27, 1995. The return for Class A Shares from December 27, 1995 to December 31, 1995 was 0.40%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return was 18.16% (for the quarter ended December 31, 1998) and the lowest quarterly return was (13.70)% (for the quarter ended September 30, 1998).



                            COMPARATIVE PERFORMANCE


This table shows how the Fund's performance compares with two broad-based indices that the Fund's management believes are applicable benchmarks for the
Fund: the Standard & Poor's 500 Stock Index and the Standard & Poor's MidCap 400 Index. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



         Average Annual
          Total Returns
             for the
          Periods Ended             Past         Since
        December 31, 1998          1 Year      Inception
------------------------------------------------------------
    Van Kampen MidCap
    Value Fund -- Class A
    Shares                          5.99%       17.86%(1)

    Standard & Poor's
    500 Stock Index                     %            %

    Standard & Poor's
    400 MidCap Index                    %            %
 ............................................................
    Van Kampen MidCap
    Value Fund -- Class B
    Shares                          7.55%       19.65%(1)

    Standard & Poor's
    500 Stock Index                     %            %

    Standard & Poor's
    400 MidCap Index                    %            %
 ............................................................
    Van Kampen MidCap
    Value Fund -- Class C
    Shares                         11.54%       20.23%(1)

    Standard & Poor's
    500 Stock Index                     %            %

    Standard & Poor's
    400 MidCap Index                    %            %
 ............................................................



Inception date: (1) 12/27/95.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        5.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      5.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                                  Year 1-5.00%
 Year 2-4.00%
 Year 3-3.00%
 Year 4-2.50%
 Year 5-1.50%
 After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)        0.75%        0.75%        0.75%
 ..............................................................
Distribution and/or
Service (12b-1)           0.25%        1.00%(3)     1.00%(3)
Fees(2)
 ..............................................................
Other Expenses(1)         9.52%        8.77%        8.77%
 ..............................................................
Total Annual Fund        10.52%       10.52%       10.52%
Operating Expenses(1)
 ..............................................................



(1) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's Management Fees and Other Expenses such that the actual Total Annual Fund Operating Expenses were 1.54% for Class A Shares, Class B Shares and Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(2) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(3) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            One        Three        Five        Ten
                            Year       Years       Years       Years
-------------------------------------------------------------------------
Class A Shares             $1,075      $2,943      $4,612      $8,040
 .........................................................................
Class B Shares             $1,523      $3,203      $4,730      $8,029*
 .........................................................................
Class C Shares             $1,123      $2,403      $4,580      $8,029
 .........................................................................

You would pay the following expenses if you did not redeem your shares:


                            One        Three        Five        Ten
                            Year       Years       Years       Years
-------------------------------------------------------------------------
Class A Shares             $1,075      $2,943      $4,612      $8,040
 .........................................................................
Class B Shares             $1,023      $2,903      $4,580      $8,029*
 .........................................................................
Class C Shares             $1,023      $2,903      $4,580      $8,029
 .........................................................................


* Based on conversion to Class A Shares after eight years.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to seek long-term growth of capital. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



The Fund's investment adviser seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of medium-capitalization companies that the Fund's investment adviser believes are selling below their intrinsic values and offer the opportunity for significant capital growth. Under normal market conditions, the Fund invests at least 65% of the Fund's total assets in securities of issuers of medium-capitalization companies. The Fund's investment adviser, under normal market conditions, generally defines medium-capitalization companies as those companies with equity capitalizations in the range of the companies represented in the Standard & Poor's MidCap 400 Index. Investments in such companies may offer greater opportunities for capital growth than larger companies, but also may involve special risks. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.



In selecting securities for investment, the Fund emphasizes a "value" style of investing focusing on companies with strong fundamentals, promising growth prospects and attractive valuations. The Fund seeks to identify those companies that are undervalued relative to their market values and other financial measurements of intrinsic worth such as future earnings or are undervalued and have identifiable factors that might lead to improved valuation such as more effective management or changes in corporate structure.



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the fund invests primarily in common stocks, the Fund may invest in preferred stocks and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security.



The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or rated Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall and such changes may be greater among debt securities with longer durations.



The Fund's primary approach is to seek securities that the Fund's investment adviser believes are selling below their intrinsic values and offer attractive growth opportunities. The Fund's investment adviser believes securities have unrecognized intrinsic value when they sell at a substantial discount relative to a company's liquidation value, private market value or going concern value. Liquidation value is based on the sum of the company's assets, less the present value of all liabilities. Private market value is determined by the price at which comparable securities have been sold in arm's length transactions; it is the amount an investor is willing to pay for the entire company given its management, financial health and growth potential. Going concern value is determined by the present value of all cash inflows and outflows, discounted at a rate that reflects the expected interest rate environment and risk profile of the firm.



In determining intrinsic value, the Fund's investment adviser may consider factors including historical and expected growth rates of earnings, economic earnings, expected levels of free cash flow, evidence of financial strength, predictability of future prospects, quality of management and other identifiable factors that might lead to improved valuation such as more effective management or changes in corporate structure. The Fund's style of investing presents the risk that the valuations never improve or that the returns on such securities are less than returns on other styles of investing or the overall stock market.



The Fund primarily invests in medium-capitalization companies. The securities of medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in larger companies.


The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of its total assets in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on an investment, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. Money paid by the Fund as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS



For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. It is currently the policy of the Fund not to invest more than 20% of its total assets at the time of purchase in securities subject to repurchase agreements.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities or on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or a letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.

Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for income or capital growth has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements.

Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.75 of 1.00%
 ...............................................
    Next $500 million         0.70 of 1.00%
 ...............................................
    Over $1 billion           0.65 of 1.00%
 ...............................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by James Gilligan, Senior Portfolio Manager. Mr. Gilligan has been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Gilligan has been Senior Vice President and Portfolio Manager of the Adviser since June 1995 and of Asset Management since September 1995. Prior to that time, Mr. Gilligan was Vice President and Portfolio Manager of Asset Management. Scott Carroll has been the co-manager for the day-to-day management of the Fund's investment portfolio since July 1997.

Mr. Carroll has been Associate Portfolio Manager of the Adviser and Asset Management since December 1996. Prior to that time, Mr. Carroll was an Equity Analyst with Lincoln Capital Management Company. Prior to September 1992, Mr. Carroll was a Senior Internal Auditor with Pittway Corporation.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last sale price, or if there has been no sale that day, at the mean between the bid and asked prices, (ii) valuing unlisted securities by quotations provided by market makers or by estimates from yield data of comparable securities and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Securities with remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.

The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses of the Fund and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.

Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares from reinvestment of dividends or capital gains distribution.



The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.



                                 CLASS C SHARES



Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.



The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.



The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares and any dividend reinvestment plan Class B Shares received on such shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another fund participating in the exchange program is determined by reference to the fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees is to distribute all or substantially all of this income, less expenses, annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund.

Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.

When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the

Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number of the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                                Class A Shares                            Class B Shares
                                                                                   December 27, 1995
                                          Nine Month     Years Ended June 30,       (Commencement of        Nine Month
                                         Period Ended    ---------------------   Investment Operations)    Period Ended
                                        March 31, 1999     1998       1997(a)       to June 30, 1996      March 31, 1999
------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the
  Period............................              $       $14.321     $11.409           $10.000                     $
                                           --------      --------    --------           -------              --------
  Net Investment Income/Loss........                       (0.032)     (0.014)            0.018
  Net Realized and Unrealized
    Gain............................                        1.633       3.559             1.391
                                           --------      --------    --------           -------              --------
Total from Investment Operations....                        1.601       3.545             1.409
                                           --------      --------    --------           -------              --------

Less:
  Distributions from Net Investment
    Income..........................                        0.103       0.017               -0-
  Distributions from Net Realized
    Gain............................                        2.100       0.616               -0-
                                           --------      --------    --------           -------              --------
Total Distributions.................                        2.203       0.633               -0-
                                           --------      --------    --------           -------              --------
Net Asset Value, End of the
  Period............................              $       $13.719     $14.321           $11.409                     $
                                           ========      ========    ========           =======              ========
Total Return*(a)....................                       13.06%      32.39%            14.00%**
Net Assets at End of the Period (In
  thousands)........................                     $1,430.7    $1,315.0            $117.2
Ratio of Expenses to Average Net
  Assets*(b)........................                        1.44%       1.48%             1.38%
Ratio of Net Investment Income/Loss
  to Average Net Assets*............                       (0.36%)      (.31%)            0.38%
Portfolio Turnover..................                         109%         85%               41%**

* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
  Ratio of Expenses to Average Net
    Assets(b).......................                        7.76%      17.19%            17.51%
  Ratio of Net Investment
    Income/Loss to Average Net
    Assets..........................                       (6.69%)    (16.01%)         (15.81%)

                                                    Class B Shares
                                                                December 27, 1995
                                      Years Ended June 30,       (Commencement of        Nine Month
                                      ---------------------   Investment Operations)    Period Ended
                                        1998       1997(a)       to June 30, 1996      March 31, 1999
Net Asset Value, Beginning of the
  Period............................   $14.327     $11.410           $10.000                     $
                                       -------     -------           -------              --------
  Net Investment Income/Loss........    (0.027)     (0.017)            0.024
  Net Realized and Unrealized
    Gain............................     1.626       3.567             1.386
                                       -------     -------           -------              --------
Total from Investment Operations....     1.599       3.550             1.410
                                       -------     -------           -------              --------
Less:
  Distributions from Net Investment
    Income..........................     0.102       0.017               -0-
  Distributions from Net Realized
    Gain............................     2.100       0.616               -0-
                                       -------     -------           -------              --------
Total Distributions.................     2.202       0.633               -0-
                                       -------     -------           -------              --------
Net Asset Value, End of the
  Period............................   $13.724     $14.327           $11.410                     $
                                       =======     =======           =======              ========
Total Return*(a)....................    12.98%      32.48%            14.00%**
Net Assets at End of the Period (In
  thousands)........................    $105.3       $93.1             $74.2
Ratio of Expenses to Average Net
  Assets*(b)........................     1.44%       1.48%             1.38%
Ratio of Net Investment Income/Loss
  to Average Net Assets*............    (0.36%)      (.14%)            0.44%
Portfolio Turnover..................      109%         85%               41%**
* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
  Ratio of Expenses to Average Net
    Assets(b).......................     7.76%      17.19%            17.57%
  Ratio of Net Investment
    Income/Loss to Average Net
    Assets..........................    (6.69%)    (15.79%)         (15.75%)

                                                    Class C Shares
                                                                December 27, 1995
                                      Years Ended June 30,       (Commencement of
                                      ---------------------   Investment Operations)
                                        1998       1997(a)       to June 30, 1996
Net Asset Value, Beginning of the
  Period............................   $14.327     $11.410           $10.000
                                       -------     -------           -------
  Net Investment Income/Loss........    (0.026)     (0.017)            0.024
  Net Realized and Unrealized
    Gain............................     1.627       3.567             1.386
                                       -------     -------           -------
Total from Investment Operations....     1.601       3.550             1.410
                                       -------     -------           -------
Less:
  Distributions from Net Investment
    Income..........................     0.102       0.017               -0-
  Distributions from Net Realized
    Gain............................     2.100       0.616               -0-
                                       -------     -------           -------
Total Distributions.................     2.202       0.633               -0-
                                       -------     -------           -------
Net Asset Value, End of the
  Period............................    13.726     $14.327           $11.410
                                       =======     =======           =======
Total Return*(a)....................    13.06%      32.48%            14.00%**
Net Assets at End of the Period (In
  thousands)........................    $105.3       $93.1             $74.2
Ratio of Expenses to Average Net
  Assets*(b)........................     1.44%       1.48%             1.38%
Ratio of Net Investment Income/Loss
  to Average Net Assets*............    (0.36%)      (.14%)            0.44%
Portfolio Turnover..................      109%         85%               41%**
* If certain expenses had not been
  assumed by the Adviser, total
  return would have been lower and
  the ratios would have been as
  follows:
  Ratio of Expenses to Average Net
    Assets(b).......................     7.76%      17.19%            17.57%
  Ratio of Net Investment
    Income/Loss to Average Net
    Assets..........................    (6.68%)    (15.79%)         (15.75%)



** Non-Annualized.


(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.14%, 0.18% and 0.08% for the periods ended on June 30, 1998, June 30, 1997 and June 30, 1996, respectively.


                       See Notes to Financial Statements

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                         VAN KAMPEN MID CAP VALUE FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                      Attn: Van Kampen Mid Cap Value Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                      Attn: Van Kampen Mid Cap Value Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                   VAN KAMPEN

                             MID  CAP  VALUE  FUND


                                   PROSPECTUS

                                                , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                      Investment Company Act File No. 811-4805.

     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                            [VAN KAMPEN FUNDS LOGO]

                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999

                                   VAN KAMPEN

                                GREAT  AMERICAN


                                COMPANIES  FUND



Van Kampen Great American Companies Fund is a mutual fund with an investment objective to seek long-term growth of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


               This prospectus is dated                  , 1999.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................   9
Purchase of Shares.................................  10
Redemption of Shares...............................  17
Distributions from the Fund........................  18
Shareholder Services...............................  19
Federal Income Taxation............................  20
Financial Highlights...............................  22



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek long-term growth of capital. Any ordinary income received from the investment of portfolio securities is entirely incidental to the Fund's objective. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the Fund's investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. The Fund focuses on those companies that exhibit competitive and financial superiority. In selecting portfolio investments, the Fund's investment adviser will employ traditional valuation measures, such as price or earnings and price or cash flow ratios to determine whether the common stock or other equity securities of those companies with competitive and financial strength have reasonable valuations relative to the overall markets. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a 'growth' style of investing. The market values of 'growth' common stocks may be more volatile than other types of investments. The returns on 'growth' securities may or may not move in tandem with returns on other styles of investing or the overall stock markets. The Fund's investments in debt securities generally are affected by changes in interest rates and creditworthiness of the issuer. The market prices of such securities tend to fall as interest rates rise, and such declines may be greater among securities with longer duration.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek growth of capital over the long term.



- Do not seek current income from their investment.



- Can withstand substantial price volatility in the value of their shares of the Fund.



- Wish to add to their personal investment portfolio a fund that emphasizes a 'growth' style of investing in common stocks and other equity securities of leading U.S. companies.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past three calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1996'                                                                           29.84
'1997'                                                                           29.95
'1998'                                                                           27.96


The Fund commenced investment operations December 27, 1995. The return for Class A Shares from December 27, 1995 to December 31, 1995 was 0.60%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return was 27.96% (for the quarter ended December 31, 1998) and the lowest quarterly return was -14.38% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


This table shows how the Fund's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund, and with the Lipper Growth Fund Index, an index of funds with similar investment objectives. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen Great
    American
    Companies Fund-
    Class A Shares     20.62%    26.86%(1)

    Standard & Poor's
    500-Stock Index

    Lipper Growth
    Fund Index
 .............................................
    Van Kampen Great
    American
    Companies Fund-
    Class B Shares     22.96%    28.88%(1)

    Standard & Poor's
    500-Stock Index

    Lipper Growth
    Fund Index
 .............................................
    Van Kampen Great
    American
    Companies Fund-
    Class C Shares     26.96%    29.38%(1)

    Standard & Poor's
    500-Stock Index

    Lipper Growth
    Fund Index
 .............................................



Inception date: (1) 12/27/95.

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        5.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      5.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                                   Year 1-5.00%
                                   Year 2-4.00%
                                   Year 3-3.00%
                                   Year 4-2.50%
                                   Year 5-1.50%
                                    After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)        0.70%        0.70%        0.70%
 ..............................................................
Distribution and/or
Service (12b-1)           0.00%        0.00%        0.00%
Fees(2)
 ..............................................................
Other Expenses(1)         8.19%        8.19%        8.19%
 ..............................................................
Total Annual Fund
Operating Expenses(1)     8.89%        8.89%        8.89%
 ..............................................................



(1) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's Management Fees and Other Expenses such that the actual Total Annual Fund Operating Expenses were 1.37% for Class A Shares, Class B Shares and Class C Shares. The fee waivers or expense reimbursements can be terminated at any time.


(2) No 12b-1 or service fees were accrued by the Fund for the period ended March 31, 1999 because the Fund was not actively distributing its shares during such period. If the Fund had been actively distributing its shares during the period ended March 31, 1999, 12b-1 and service fees would have been 0.25%, 1.00% and 1.00% for Class A Shares, Class B Shares and Class C Shares, respectively. Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            One        Three        Five        Ten
                            Year       Years       Years       Years
-------------------------------------------------------------------------
Class A Shares             $1,397      $2,945      $4,376      $7,492
 .........................................................................
Class B Shares             $1,372      $2,815      $4,182      $7,339*
 .........................................................................
Class C Shares               $972      $2,515      $4,032      $7,339
 .........................................................................

You would pay the following expenses if you did not redeem your shares:


                            One        Three        Five        Ten
                            Year       Years       Years       Years
-------------------------------------------------------------------------
Class A Shares             $1,397      $2,945      $4,376      $7,492
 .........................................................................
Class B Shares               $872      $2,515      $4,052      $7,339*
 .........................................................................
Class C Shares               $872      $2,515      $4,032      $7,339
 .........................................................................


* Based on conversion to Class A Shares after eight years.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to seek long-term growth of capital. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the Fund's investment adviser's view, have achieved leading and sustainable positions within their U.S. industrial sectors. The Fund's investment adviser focuses on those companies that exhibit competitive and financial superiority. Competitive superiority may be based on factors such as manufacturing excellence, product innovation, marketing strength or other factors. Financial superiority may be seen in superior returns on equity and other return measures, or in superior balance sheet measures, and other financial flexibility measures. The Fund emphasizes a "growth" style of investing seeking those companies with established records of growth in sales or earnings. The Fund focuses on companies with competitive and financial strength that have reasonable valuations relative to the overall market. The Fund generally will not invest in securities that the Fund's investment adviser believes are overvalued. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary.



In selecting common stocks for investment, the Fund generally focuses on common stocks of "growth" companies which generally include those companies with established records of growth or sales or earnings that the Fund's investment adviser believes offer above average potential for capital growth. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in "growth" stocks will vary and may at times be lower or higher than that of other types of funds. The Fund's investment adviser seeks to identify companies it believes to have achieved leading and sustainable market positions within their industrial sectors. The Fund's investment adviser believes that such companies are those that exhibit competitive and financial superiority based on factors such as manufacturing excellence, product innovation, marketing strength or other factors. Financial superiority may be seen in superior returns on equity and other return measures or in superior balance sheet measures and other financial flexibility measures. There ordinarily is more than one leading company in an industrial sector. In selecting portfolio investments, the Fund's investment adviser will employ traditional valuation measures, such as price/earnings and price/cash flow ratios to determine whether such securities have reasonable valuations relative to the overall market. The Fund generally will not invest in common stocks or other equity securities that the Fund's investment adviser believes are overvalued.


Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.


While the Fund invests primarily in common stocks, the Fund may invest in preferred stocks and convertible securities. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying equity security. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, an such investments may be considered to be more speculative than most other types of equity investments.



The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on an investment, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. Money paid by the Fund as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


                       OTHER INVESTMENTS AND RISK FACTORS


For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. It is currently the policy of the Fund not to invest more than 20% of its total assets at the time of purchase in repurchase agreements.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and may invest the collateral in short-term instruments or receive an agreed-upon amount of interest from the borrower who has delivered the collateral or letter of credit. As in all extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.


Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for capital growth has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.70 of 1.00%
 ...............................................
    Next $500 million         0.65 of 1.00%
 ...............................................
    Over $1 billion           0.60 of 1.00%
 ...............................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.70% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund's Portfolio management team is headed by Jeff New. Mr. New has been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. New has been Senior Vice President and Senior Portfolio Manager of the Adviser and Asset Management since December 1997. Prior to December 1997, Mr. New was Vice President and Portfolio Manager of the Adviser and Asset Management. Prior to December 1994, he was Associate Portfolio Manager of the Adviser. He joined the Adviser in 1990. Michael Davis and Mary Jayne Maly are the portfolio managers responsible for the day-to-day management of the Fund's investment portfolio. Mr. Davis has been Vice President and Portfolio Manager of the Adviser and Asset Management since March 1998. Prior to March 1998 he was the owner of Davis Equity Research, a stock research company. Mr. Davis has been an investment professional since 1983. Ms. Maly has been Vice President and Portfolio Manager of the Adviser since July 1998. From July 1997 to June 1998, she was a Vice President at Morgan Stanley Asset Management Inc. and assisted in the management of the Morgan Stanley Institutional Real Estate Funds and the Van Kampen Real Estate Securities Fund. Prior to July 1997, she was a Vice President and Portfolio Manager of the Adviser and Asset Management. Prior to November 1992, she was a Vice President and Senior Equity Analyst at Texas Commerce Investment Management Company.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchases or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate net asset value per share and adjust the offering price more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last sale price, or if there has been no sale that day, at the mean between the bid and asked prices, (ii) valuing unlisted securities by quotations provided by market makers or by estimates from yield data of comparable securities and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser using methods determined by the Board of Trustees. Securities with remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.

Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.



No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains distributions.



The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another fund participating in the exchange program is determined by reference to the fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees is to distribute all or substantially all of this income, less expenses, annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.

When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                          Class A Shares                          Class B Shares
                                                                             December 27, 1995
                                                                             (Commencement of
                                       Nine Month                               Investment          Nine Month
                                      Period Ended     Year Ended June 30,      Operations)        Period Ended
                                     March 31, 1999      1998       1997     to June 30, 1996     March 31, 1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period                             ...........        $14.235    $11.622        $10.000
                                                       --------   --------        -------
  Net Investment Income/Loss         ...........         (0.009)    (0.003)         0.019
  Net Realized and Unrealized
    Gain                             ...........          3.784      3.535          1.603
                                                       --------   --------        -------
Total from Investment Operations     ...........          3.775      3.532          1.622
                                                       --------   --------        -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                           ...........          0.142      0.019             --
  Distributions from Net Realized
    Gain                             ...........          1.740      0.900             --
                                                       --------   --------        -------
Total Distributions                  ...........          1.882      0.919             --
                                                       --------   --------        -------
Net Asset Value, End of the
  Period                             ...........        $16.128    $14.235        $11.622
                                                       ========   ========        =======
Total Return* (a)                    ...........         29.08%     32.29%         16.10%**
Net Assets at End of the Period
  (In thousands)                     ...........       $1,627.7   $1,260.8          $81.4
Ratio of Expenses to Average Net
  Assets* (b)                        ...........          1.51%      1.59%          1.37%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*                            ...........         (0.21%)    (0.08%)         0.33%
Portfolio Turnover                   ...........           150%       100%            48%**

* If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would have
  been as follows:
  Ratio of Expenses to Average
    Net Assets (b)                   ...........          8.41%     17.82%         18.46%
  Ratio of Net Investment
    Income/Loss to Average Net
    Assets                           ...........         (7.11%)   (16.31%)       (16.76%)

                                             Class B Shares
                                                         December 27, 1995
                                                         (Commencement of
                                                            Investment          Nine Month
                                   Year Ended June 30,      Operations)        Period Ended
                                     1998       1997     to June 30, 1996     March 31, 1999
Net Asset Value, Beginning of the
  Period                            $14.237    $11.622        $10.000
                                   --------   --------        -------
  Net Investment Income/Loss         (0.004)    (0.007)         0.019
  Net Realized and Unrealized
    Gain                              3.778      3.541          1.603
                                   --------   --------        -------
Total from Investment Operations      3.774      3.534          1.622
                                   --------   --------        -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                            0.142      0.019             --
  Distributions from Net Realized
    Gain                              1.740      0.900             --
                                   --------   --------        -------
Total Distributions                   1.882      0.919             --
                                   --------   --------        -------
Net Asset Value, End of the
  Period                            $16.129    $14.237        $11.622
                                   ========   ========        =======
Total Return* (a)                    29.08%     32.29%         16.10%**
Net Assets at End of the Period
  (In thousands)                     $119.5      $92.5          $75.5
Ratio of Expenses to Average Net
  Assets* (b)                         1.51%      1.59%          1.37%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*                            (0.21%)    (0.05%)         0.33%
Portfolio Turnover                     150%       100%            48%**
* If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would have
  been as follows:
  Ratio of Expenses to Average
    Net Assets (b)                    8.41%     17.82%         18.46%
  Ratio of Net Investment
    Income/Loss to Average Net
    Assets                           (7.11%)   (16.28%)       (16.76%)

                                             Class C Shares
                                                         December 27, 1995
                                                         (Commencement of
                                                            Investment
                                   Year Ended June 30,      Operations)
                                     1998       1997     to June 30, 1996
Net Asset Value, Beginning of the
  Period                            $14.237    $11.622        $10.000
                                   --------   --------       --------
  Net Investment Income/Loss         (0.008)    (0.007)         0.019
  Net Realized and Unrealized
    Gain                              3.784      3.541          1.603
                                   --------   --------       --------
Total from Investment Operations      3.776      3.534          1.622
                                   --------   --------       --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                            0.142      0.019             --
  Distributions from Net Realized
    Gain                              1.740      0.900             --
                                   --------   --------       --------
Total Distributions                   1.882      0.919             --
                                   --------   --------       --------
Net Asset Value, End of the
  Period                            $16.131    $14.237        $11.622
                                   ========   ========       ========
Total Return* (a)                    29.08%     32.29%         16.10%**
Net Assets at End of the Period
  (In thousands)                     $119.5      $98.2          $75.5
Ratio of Expenses to Average Net
  Assets* (b)                         1.51%      1.59%          1.37%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*                            (0.21%)    (0.05%)         0.33%
Portfolio Turnover                     150%       100%            48%**
* If certain expenses had not
  been assumed by the Adviser,
  total return would have been
  lower and the ratios would have
  been as follows:
  Ratio of Expenses to Average
    Net Assets (b)                    8.41%     17.82%         18.46%
  Ratio of Net Investment
    Income/Loss to Average Net
    Assets                           (7.11%)   (16.28%)       (16.76%)



** Non-annualized


(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.26%, 0.34% and 0.13% for the periods ended June 30, 1998, 1997 and 1996, respectively.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
          For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                 Attn: Van Kampen Great American Companies Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                 Attn: Van Kampen Great American Companies Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                   VAN KAMPEN


                                GREAT  AMERICAN


                                COMPANIES  FUND


                                   PROSPECTUS

                                           , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]



              Investment Company Act File No. 811-4805.

                            [VAN KAMPEN FUNDS LOGO]

     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                                  VAN  KAMPEN

                                PROSPECTOR  FUND



                 Van Kampen Prospector Fund is a mutual fund with an investment objective to seek capital growth and income. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of income-producing equity securities, including dividend-paying common and preferred stocks and income securities convertible into common or preferred stocks.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated                  ,
                                     1999.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   4
Investment Objective and Policies..................   5
Investment Advisory Services.......................   9
Purchase of Shares.................................  10
Redemption of Shares...............................  16
Distributions from the Fund........................  18
Shareholder Services...............................  19
Federal Income Taxation............................  20
Financial Highlights...............................  22



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek capital growth and income. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of income-producing equity securities, including dividend-paying common and preferred stocks and income securities convertible into common or preferred stocks. The Fund emphasizes a "value" style of investing, seeking larger capitalization companies that the Fund's investment adviser believes are undervalued relative to historical norms and to future earnings prospects. The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.


                                INVESTMENT RISKS


An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. A "value" style of investing emphasizes undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on "value" securities are less than returns on other styles of investing or the overall markets. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply.



FOREIGN RISKS. Because the Fund may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek growth of capital over the long term.



- Seek current income.


- Can withstand price volatility in the value of their shares of the Fund.


- Wish to add to their personal investment portfolio a fund that emphasizes a "value" style of investing in income-producing equity securities.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                                       -

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past three calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1996'                                                                           28.64
'1997'                                                                           33.15
'1998'                                                                           23.34


The Fund commenced investment operations on December 27, 1995. The return for Class A Shares from December 27, 1995 to December 31, 1995 was 0.40%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the three-year period shown in the bar chart, the highest quarterly return was 15.79% (for the quarter ended December 31, 1998) and the lowest quarterly return was -4.76% (for the quarter ended September 30, 1998).


                            COMPARATIVE PERFORMANCE


This table shows how the Fund's performance compares with the Standard & Poor's 500-Stock Index, a broad-based market index that the Fund's management believes is an applicable benchmark for the Fund, and with the Lipper Equity Income Fund Index, an index of funds with similar investment objectives. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns
         for the
      Periods Ended     Past      Since
    December 31, 1998  1 Year   Inception
---------------------------------------------
    Van Kampen
    Prospector Fund
    Class A Shares     16.27%    25.87%(1)

    Standard & Poor's
    500-Stock Index

    Lipper Equity
    Income Fund Index
 .............................................
    Van Kampen
    Prospector Fund
    Class B Shares     18.44%    27.86%(1)

    Standard & Poor's
    500-Stock Index

    Lipper Equity
    Income Fund Index
 .............................................
    Van Kampen
    Prospector Fund
    Class C Shares     22.36%    28.37%(1)

    Standard & Poor's
    500-Stock Index

    Lipper Equity
    Income Fund Index
 .............................................



Inception date: (1) 12/27/95.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                       -

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        5.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      5.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                                   Year 1-5.00%
                                   Year 2-4.00%
                                   Year 3-3.00%
                                   Year 4-2.50%
                                   Year 5-1.50%
                                    After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees(1)        0.70%        0.70%        0.70%
 ..............................................................
Distribution and/or
Service (12b-1)           0.00%        0.00%        0.00%
Fees(2)
 ..............................................................
Other Expenses(1)         7.87%        7.87%        7.87%
 ..............................................................
Total Annual Fund
Operating Expenses(1)     8.57%        8.57%        8.57%
 ..............................................................



(1) The Fund's investment adviser is currently waiving or reimbursing a portion of the Fund's Management Fees and Other Expenses such that the actual Total Annual Fund Operating Expenses were 1.41% for Class A, B and C Shares.


(2) No 12b-1 or service fees were accrued by the Fund for the period ended March 31, 1999 because the Fund was not actively distributing its shares during such period. If the Fund had been actively distributing its shares during the period ended March 31, 1999, 12b-1 and service fees would have been 0.25%, 1.00% and 1.00% for Class A Shares, Class B Shares and Class C Shares, respectively. Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            One        Three        Five        Ten
                            Year       Years       Years       Years
-------------------------------------------------------------------------
Class A Shares             $1,368      $2,871      $4,268      $7,348
 .........................................................................
Class B Shares             $1,342      $2,736      $4,069      $7,186*
 .........................................................................
Class C Shares               $942      $2,436      $3,919      $7,186
 .........................................................................


You would pay the following expenses if you did not redeem your shares:


                            One        Three        Five        Ten
                            Year       Years       Years       Years
-------------------------------------------------------------------------
Class A Shares             $1,368      $2,871      $4,268      $7,348
 .........................................................................
Class B Shares               $842      $2,436      $3,919      $7,186*
 .........................................................................
Class C Shares               $842      $2,436      $3,919      $7,186
 .........................................................................


* Based on conversion to Class A Shares after eight years.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to seek capital growth and income. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a


                                       -
majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.


Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objective by investing primarily in a diversified portfolio of income-producing equity securities, including dividend-paying common and preferred stocks and income securities convertible into common or preferred stocks. In selecting securities for investment, the Fund focuses primarily on equity securities of larger capitalization companies. The Fund's investment adviser, under current market conditions, generally defines larger capitalization companies as those companies comprising the approximately 500 largest companies listed or admitted for trading on a national securities exchange or automated trading system. The Fund emphasizes a "value" style of investing, seeking companies that the Fund's investment adviser believes are selling at low valuations relative to historical norms and to future earnings prospects. The Fund generally focuses on undervalued companies with characteristics for improved valuations. Because prices of equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. The ability of common stocks and preferred stocks to generate income is dependent on the earnings and continuing declaration of dividends by the issuers of such securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying equity security although the market prices of convertible securities may be affected by any such dividend changes or other changes in the underlying security.



While the Fund invests primarily in equity securities, the Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market price of longer-term debt securities generally tends to fluctuate more in response to changes in interest rates than shorter-term debt securities.



The Fund generally invests in larger capitalization companies, although the Fund also may invest in


                                       -
small- or medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in such companies it may be subject to greater investment risk than that assumed through its investments in larger companies.


The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 25% of its total assets in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



Strategic Transactions have risks including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or


                                       -
for prices other than current market values, limit the amount of appreciation the Fund can realize on an investment, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. Money paid by the Fund as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Fund for investment purposes.



A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.



                       OTHER INVESTMENTS AND RISK FACTORS



For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. It is currently the policy of the Fund not to invest more than 20% of its total assets at the time of purchase in securities subject to repurchase agreements.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



In order to generate additional income, the Fund may lend its portfolio securities in an amount up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. The borrower at all times during the loan must maintain collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the Fund receives any dividends or the interest paid on such securities and interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or a letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.


Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for capital growth or income has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit,


                                       -
bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth and income on these securities will tend to be lower than the potential for capital growth and income on other securities that may be owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objectives.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.70 of 1.00%
 ...............................................
    Next $500 million         0.65 of 1.00%
 ...............................................
    Over $1 billion           0.60 of 1.00%
 ...............................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.70% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


                                       -

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management.").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by B. Robert Baker, Jr., Senior Portfolio Manager. Mr. Baker has been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Baker has been a Senior Vice President since March 1999 and a Vice President and a Portfolio Manager of the Adviser and Asset Management since June 1995. Prior to June 1995, Mr. Baker was an Associate Portfolio Manager of Asset Management. Portfolio Managers Jason Leder and Edie Terreson have been responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Leder has been co-manager of the Fund since its inception and Ms. Terreson has been co-manager of the Fund since December 1997. Mr. Leder has been a Vice President since March 1999 and an Assistant Vice President of the Adviser and Asset Management since October 1996. Prior to October 1996, Mr. Leder was an Associate Portfolio Manager of Asset Management. Prior to February 1995, Mr. Leder was a Securities Analyst with Salomon Brothers, Inc. Ms. Terreson has been a Vice President since March 1999 and an Assistant Vice President of the Adviser and Asset Management since December 1997. Prior to December 1997, Ms. Terreson was an Associate Portfolio Manager of Asset Management. Prior to March 1997, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with Delaware Investment Advisers. Prior to May 1996, Ms. Terreson was a Securities Analyst and Associate Portfolio Manager with J.W. Seligman & Co.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the

                                       -

"Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading, except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a national securities exchange at the last sale price, or if there has been no sale that day, at the mean between the bid and asked prices, (ii) valuing unlisted securities by quotations provided by market makers or estimates from yield data of comparable securities and (iii) valuing any securities for which market quotations are not readily available and any other assets at fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees. Securities with remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they

                                       -
will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.

Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains distributions.



The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares.

                                       -

Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.


                               CONVERSION FEATURE


Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another fund participating in the exchange program is determined by reference to the fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic

                                       -
withdrawal plan but limited to 12% annually of the initial value of the account,
(iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

                                       -

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.

(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of

                                       -

    1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.

(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for

                                       -
shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen

                                       -

Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to distribute all or substantially all of this income, less expenses, quarterly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                                       -

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.

When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security

                                       -
was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                            FEDERAL INCOME TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain

                                       -
required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflect financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                       Class A Shares                                         Class B Shares
                                                                           December 27, 1995
                                                                           (Commencement of
                                  Nine Month                                  Investment        Nine Month
                                 Period Ended      Year Ended June 30,        Operations)      Period Ended     Year Ended June 30,
                                March 31,1999       1998        1997(a)    to June 30, 1996   March 31, 1999    1998         1997(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period                 ...........        $13.473       $11.285         $10.000                       $13.473       $11.285
                                                  --------      --------                                       -------     ---------
  Net Investment Income         ...........          0.131         0.115           0.072                         0.131         0.113
  Net Realized and
    Unrealized Gain             ...........          3.924         2.996           1.239                         3.923         3.020
                                                  --------      --------                                       -------     ---------
Total from Investment
  Operations                    ...........          4.055         3.111           1.311                         4.054         3.133
                                                  --------      --------                                       -------     ---------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                      ...........          0.275         0.143           0.026                         0.275         0.165
  Distributions from Net
    Realized Gain               ...........          1.279         0.780           0.000                         1.279         0.780
                                                  --------      --------                                       -------     ---------
Total Distributions             ...........          1.554         0.923           0.026                         1.554         0.945
                                                  --------      --------                                       -------     ---------
Net Asset Value, End of the
  Period                        ...........        $15.974       $13.473         $11.285                       $15.973       $13.473
                                                  ========      ========                                       =======     =========
Total Return*(b)                ...........         31.65%        29.11%          13.10%**                      31.65%        29.11%
Net Assets at End of the
  Period (In thousands)         ...........       $1,619.1      $1,229.0           $78.9                        $116.0         $88.0
Ratio of Expenses to Average
  Net Assets*(c)                ...........          1.28%         1.55%           1.33%                         1.28%         1.55%
Ratio of Net Investment
  Income to Average Net
  Assets*                       ...........          0.74%         1.19%           1.34%                         0.74%         0.86%
Portfolio Turnover              ...........           132%          104%             69%**                        132%          104%
----------------
 * If certain expenses had
   not been assumed by the
   Adviser, total return
   would have been lower and
   the ratios would have
   been as follows:
  Ratio of Expenses to
    Average Net Assets          ...........          7.40%        18.41%          20.75%                         7.40%        18.41%
  Ratio of Net Investment
    Income to Average Net
    Assets                      ...........        (5.38)%      (15.97)%        (18.07)%                       (5.38)%      (16.30)%

                               Class B Shares                               Class C Shares
                              December 27, 1995                                                   December 27, 1995
                              (Commencement of                                                    (Commencement of
                                 Investment          Nine Month                                      Investment
                                 Operations)        Period Ended         Year Ended June 30,         Operations)
                              to June 30, 1996     March 31, 1999        1998          1997(a)    to June 30, 1996
Net Asset Value, Beginning
  of the Period                     $10.000                              $13.473        $11.285         $10.000
                                                                       ---------      ---------       ---------
  Net Investment Income               0.072                                0.131          0.113           0.072
  Net Realized and
    Unrealized Gain                   1.239                                3.923          3.020           1.239
                                                                       ---------      ---------       ---------
Total from Investment
  Operations                          1.311                                4.054          3.133           1.311
                                                                       ---------      ---------       ---------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                            0.026                                0.275          0.165           0.026
  Distributions from Net
    Realized Gain                     0.000                                1.279          0.780           0.000
                                                                       ---------      ---------       ---------
Total Distributions                   0.026                                1.554          0.945           0.026
                                                                       ---------      ---------       ---------
Net Asset Value, End of the
  Period                            $11.285                              $15.973        $13.473         $11.285
                                                                       =========      =========       =========
Total Return*(b)                     13.19%**                             31.65%         29.11%          13.19%**
Net Assets at End of the
  Period (In thousands)               $73.4                               $116.0          $88.0           $73.4
Ratio of Expenses to Average
  Net Assets*(c)                      1.33%                                1.28%          1.55%           1.33%
Ratio of Net Investment
  Income to Average Net
  Assets*                             1.34%                                0.74%          0.86%           1.34%
Portfolio Turnover                      69%**                               132%           104%             69%**
----------------
 * If certain expenses had
   not been assumed by the
   Adviser, total return
   would have been lower and
   the ratios would have
   been as follows:
  Ratio of Expenses to
    Average Net Assets               20.75%                                7.40%         18.41%          20.75%
  Ratio of Net Investment
    Income to Average Net
    Assets                         (18.07)%                              (5.38)%       (16.30)%        (18.07)%



** Non-Annualized


(a) Based on average shares outstanding.


(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.


(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by 0.03%, 0.30% and 0.04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.


                   See Financial Statements and Notes Thereto

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                           VAN KAMPEN PROSPECTOR FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                        Attn: Van Kampen Prospector Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                        Attn: Van Kampen Prospector Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                  VAN  KAMPEN

                                PROSPECTOR  FUND


                                   PROSPECTUS

                                           , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                       Investment Company Act File No. 811-4805.

                            [VAN KAMPEN FUNDS LOGO]


     The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the post-effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities.



                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                                   VAN KAMPEN

                            AGGRESSIVE  GROWTH  FUND



Van Kampen Aggressive Growth Fund is a mutual fund with an investment objective to seek capital growth. The Fund's management seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


               This prospectus is dated                  , 1999.

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   5
Investment Objective and Policies..................   6
Investment Advisory Services.......................  10
Purchase of Shares.................................  11
Redemption of Shares...............................  18
Distributions from the Fund........................  19
Shareholder Services...............................  20
Federal Income Taxation............................  22
Financial Highlights...............................  23


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund is a mutual fund with an investment objective to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. There can be no assurance that the Fund will achieve its investment objective.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's management seeks to achieve the investment objective by investing at least 65% of the Fund's total assets in common stocks or other equity securities of companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund's management uses a "bottom-up" approach in stock selection focusing on those companies that exhibit rising earnings expectations and rising valuations. The Fund focuses primarily on equity securities of small- and medium-sized companies. Investing in such companies involves risks not ordinarily associated with investments in larger, more established companies. The Fund may invest up to 20% of its total assets in securities of foreign issuers. The Fund may invest in certain derivatives, such as options and futures, which may subject the Fund to additional risks.



                                INVESTMENT RISKS



With its investments in common stocks and other equity securities of primarily smaller- and medium-sized less established companies, the Fund has greater risks than a fund that invests only in larger-sized more seasoned companies.



An investment in the Fund is subject to investment risks and you could lose money on your investment in the Fund.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets, which fluctuate substantially over time, sometimes suddenly and sharply. The Fund emphasizes a "growth" style of investing and focuses on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on "growth" securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than prices of larger, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, small- and medium-sized company stocks have sometimes gone through extended periods when they did not perform as well as larger company stocks.



RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Fund's management believes to have significant growth potential are often companies with limited product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general. Because the Fund may from time to time invest a significant portion of its assets in securities of companies in the same sector of the market, it is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.


FOREIGN RISKS. Because the Fund may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.

RISKS OF USING DERIVATIVE INVESTMENTS. In general terms, a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives. Such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may incur losses that partially or completely offset gains in portfolio positions; risks that the transactions may not be liquid; and manager risk.

MANAGER RISK. As with any managed fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE

In light of its objective and investment strategies, the Fund may be appropriate for investors who:


- Seek capital growth over the long term.



- Are willing to take on the increased risks of investing in smaller- and medium-sized companies in exchange for potentially higher capital growth.



- Can withstand substantial volatility in the value of their shares of the Fund.



- Wish to add to their personal investment portfolio a fund that invests primarily in common stocks of smaller- and medium-sized aggressive growth companies.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past two calendar years prior to the date of this prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1997'                                                                           13.67
'1998'                                                                           35.40





The Fund commenced investment operations on May 29, 1996. The return for Class A Shares from May 29, 1996 to December 31, 1996 was 6.26%.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the two-year period shown in the bar chart, the highest quarterly return was 32.72% (for the quarter ended December 31, 1998) and the lowest quarterly return was -19.16% (for the quarter ended March 31, 1997).

                            COMPARATIVE PERFORMANCE


This table shows how the Fund's performance compares with two broad-based market indices that the Fund's management believes are applicable benchmarks for the
Fund: the Standard & Poor's 500-Stock Index and the Russell 2000-Stock Index. The Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include commissions or sales charges that would be paid by investors purchasing the securities represented by those indices. Average annual total returns are shown for the periods ended December 31, 1998 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



         Average Annual
          Total Returns
             for the
          Periods Ended         Past      Since
        December 31, 1998      1 Year   Inception
-----------------------------------------------------
    Van Kampen Aggressive
    Growth Fund--Class A
    Shares                     27.67%    20.90%(1)
      Standard & Poor's
      500-Stock Index          28.58%
      Russell 2000-Stock
      Index
 .....................................................
    Van Kampen Aggressive
    Growth Fund--Class B
    Shares                     29.42%    19.99%(1)
      Standard & Poor's
      500-Stock Index          28.58%
      Russell 2000-Stock
      Index
 .....................................................
    Van Kampen Aggressive
    Growth Fund--Class C
    Shares                     33.48%    20.05%(1)
      Standard & Poor's
      500-Stock Index          28.58%
      Russell 2000-Stock
      Index
 .....................................................



Inception date: (1) 5/29/96.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)

                       Class A      Class B      Class C
                       Shares       Shares       Shares
------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a        5.75%(1)      None         None
percentage of
offering price)
 ............................................................
Maximum deferred
sales charge (load)
(as a percentage of
the lesser of
original purchase
price or redemption    None(2)      5.00%(3)     1.00%(4)
proceeds)
 ............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of     None         None         None
offering price)
 ............................................................
Redemption fees (as a
percentage of amount    None         None         None
redeemed)
 ............................................................
Exchange fee            None         None         None
 ............................................................

(1) Reduced for purchases of $50,000 and over. See "Purchase of Shares -- Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."
(3) The maximum deferred sales charge is 5.00% in the first year after purchase and declining thereafter as follows:
                                  Year 1-5.00%
                                  Year 2-4.00%
                                  Year 3-3.00%
                                  Year 4-2.50%
                                  Year 5-1.50%
                                   After-None
  See "Purchase of Shares -- Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)


                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees           0.75%        0.75%        0.75%
 ..............................................................
Distribution and/or
Service (12b-1) Fees      0.25%       1.00%(2)     1.00%(2)
 ..............................................................
Other Expenses            0.56%        0.58%        0.58%
 ..............................................................
Total Annual Fund
Operating Expenses        1.56%        2.33%        2.33%
 ..............................................................



(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three        Five        Ten
                           Year      Years       Years       Years
-----------------------------------------------------------------------
Class A Shares             $215       $ 547       $ 903      $1,903
 .......................................................................
Class B Shares             $736      $1,027      $1,395      $2,474*
 .......................................................................
Class C Shares             $336       $ 727      $1,245      $2,666
 .......................................................................


You would pay the following expenses if you did not redeem your shares:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $215      $547       $  903      $1,903
 ......................................................................
Class B Shares             $236      $727       $1,245      $2,474*
 ......................................................................
Class C Shares             $236      $727       $1,245      $2,666
 ......................................................................


* Based on conversion to Class A Shares after eight years.

                              INVESTMENT OBJECTIVE
                                  AND POLICIES


The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser seeks to achieve the investment objective by investing at least 65% of the Fund's total assets in common stocks or other equity securities that the Fund's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Fund focuses primarily on common stocks of small- and medium-sized growth companies. The Fund's investment adviser, under current market conditions, generally defines small- and medium-sized companies as those companies with total market capitalization less than that of any of the 500 largest companies listed or admitted for trading on a national securities exchange or market system. Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Fund's investment adviser uses a 'bottom-up' investment approach seeking unusually attractive growth opportunities on an individual company basis. The Fund may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.



Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.



While the Fund invests primarily in common stocks, the Fund may invest in preferred stock and securities convertible into common and preferred stocks. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Generally, warrants are securities that may be exchanged for a prescribed amount of common stock or other equity security of the issuer within a particular period of time at a specified price or in accordance with a specified formula. Warrants do not carry with them the right to dividends and they do not represent any rights in the assets of the issuer. As a result, any such investments may be considered to be more speculative than most other types of equity investments.



The Fund also may invest in debt securities of various maturities considered "investment grade" at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall.



The Fund's primary approach is to seek what the Fund's investment adviser believes to be unusually attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a "bottom-up" disciplined style of investing. The Fund focuses on those companies that exhibit rising earnings expectations and rising valuations. In selecting securities for investment, the Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions. The Fund's investment adviser expects that many of the companies in which the Fund invests will, at the time of investment, be experiencing high rates of earnings growth. The securities of such companies may trade at higher prices to earnings ratios relative to more established companies and rates of earnings growth may be volatile.



The companies and industries in which the Fund invests will change over time depending on the Fund's investment adviser's assessment of growth opportunities. Although the Fund will limit its investments to 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer unusually attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.



The Fund does not limit its investments to any single group or type of security. The Fund may invest in securities involving special situations, such as new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources, unusual developments, new offerings, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.



Although the Fund may invest in companies of any size, the Fund focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, the Fund may be subject to greater investment risk than that assumed through investment in the securities of larger-capitalization companies.


The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. Such factors include change in economic or market factors in general or with respect to a particular industry, a change in the market trend or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.

                         SECURITIES OF FOREIGN ISSUERS


The Fund may invest up to 20% of its total assets in securities of foreign issuers. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.



                             STRATEGIC TRANSACTIONS



The Fund may, but is not required to, use various investment strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the investment adviser seeks to use the practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.



The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a risk management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio; protect the Fund's unrealized gains; facilitate the sale of certain securities for investment purposes; protect against changes in currency exchange rates;
or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



Strategic Transactions have certain risks including, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the Fund's investment adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if such techniques had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund otherwise could realize on other investments, or cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.


A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS



For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party. It is currently the policy of the Fund not to invest more than 25% of its total assets at the time of purchase in securities subject to repurchase agreements.



The Fund may purchase and sell securities on a "when-issued" and "delayed delivery" basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation: the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



In order to generate additional income, the Fund may lend its portfolio securities in an amount of up to 50% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities. Such loans must be callable at any time and the borrower at all times during the loan must maintain cash or liquid securities as collateral or provide the Fund an irrevocable letter of credit equal to at least 100% of the value of the securities loaned (including accrued interest). During the time portfolio securities are on loan, the Fund receives any dividends or interest paid on such securities and the interest earned on the collateral which is invested in short-term instruments or receives an agreed-upon amount of interest income from the borrower who has delivered the collateral or letter of credit. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.



The Fund may invest up to 15% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Statement of Additional Information.


Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or when the Fund's investment adviser believes the potential for capital growth has lessened or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGIES. When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objective.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.

                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Investment Advisory Corp. is the Fund's investment adviser (the "Adviser" or "Advisory Corp."). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:


    Average Daily Net Assets   % Per Annum
-----------------------------------------------
    First $500 million        0.75 of 1.00%
 ...............................................
    Next $500 million         0.70 of 1.00%
 ...............................................
    Over $1 billion           0.65 of 1.00%
 ...............................................



Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.75% of the Fund's average daily net assets for the Fund's fiscal period ended March 31, 1999.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Asset Management Inc. ("Asset Management").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. The Fund is managed by a management team headed by Gary M. Lewis. Mr. Lewis has been primarily responsible for managing the Fund's investment portfolio since its inception. Mr. Lewis has been Senior Vice President and Portfolio Manager of the Adviser since June 1995 and of Asset Management since October 1995. Prior to that time, Mr. Lewis was Vice President and Portfolio Manager of Asset Management. Dudley Brickhouse, David Walker and Janet Willis are responsible as co-managers for the day-to-day management of the Fund's investment portfolio. Mr. Brickhouse has been a co-manager of the Fund and Associate Portfolio Manager of the Adviser and Asset Management since September 1997. Prior to that time, Mr. Brickhouse was with NationsBank Investment Management. Mr. Walker has been a co-manager of the Fund since May 1996 and Assistant Vice President of the Adviser and Asset Management since June 1995. Prior to that time, Mr. Walker was a Quantitative Analyst of Asset Management. Ms. Willis has been a co-manager of the Fund since May 1996 and Assistant Vice President of the Adviser and Asset Management since December 1997. Prior to that time, Ms. Willis was Associate Portfolio Manager of Asset Management. Prior to July 1995, Ms. Willis was with AIM Capital Management, Inc.


                               PURCHASE OF SHARES

                                    GENERAL

The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares.


Initial investments must be at least $1,000 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement,
(ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day in which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate net bank values per share and adjust the offering price more frequently than once a day if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange that day and (i) valuing securities listed or traded on a national securities exchange at the last reported sale price, or if there has been no sale that day, at the mean between the bid and asked prices, (ii) valuing over-the-counter securities for which the last sale price is available from the National Association of Securities Dealer's Automated Quotations at that price and (iii) valuing any securities for which market quotations are not readily available and any other assets of the Fund at fair value as determined in good faith by the Adviser in accordance with procedures established by the Board of Trustees.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to and the dividends payable on, a class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses of the Fund and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."


Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt, provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 5.75% of the offering price (or 6.10% of the net amount invested), reduced on investments of $50,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                              As % of        As % of
           Size of            Offering      Net Amount
          Investment           Price         Invested
----------------------------------------------------------
    Less than $50,000          5.75%          6.10%
 ..........................................................
    $50,000 but less than
    $100,000                   4.75%          4.99%
 ..........................................................
    $100,000 but less than
    $250,000                   3.75%          3.90%
 ..........................................................
    $250,000 but less than
    $500,000                   2.75%          2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                 2.00%          2.04%
 ..........................................................
    $1,000,000 or more           *              *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gains distributions.



The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       5.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After             None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.


The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund.

                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased.] Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset value per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another fund participating in the exchange program is determined by reference to the fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the

Participating Funds which have been previously purchased and are still owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the time of the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

(1) Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in

    (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
    (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

                                 REDEMPTION OF
                                     SHARES

Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.

Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.

WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.

AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem shares of any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.


DIVIDENDS. Dividends from stocks and interest earned from other investments are the Fund's main sources of income. The Fund's present policy, which may be changed at any time by the Board of Trustees, is to distribute all or substantially all of this income, less expenses, annually as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.

                              SHAREHOLDER SERVICES

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments, Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                                 FEDERAL INCOME
                                    TAXATION


Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses) as capital gains dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gains dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist of ordinary income and capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held such shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their U.S. tax advisers concerning the tax consequences to them of an investment in shares.



The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than the sum of 98% of its ordinary income and 98% of its capital gains net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number of the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                   Class A Shares       May 29, 1996
                             Nine Month                               (Commencement of
                            Period Ended    Year Ended June 30,    Investment Operations)
                           March 31, 1999     1998        1997        to June 30, 1996
-----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............                       $9.948     $9.118            $9.430
                               ------        -------     ------            ------
  Net Investment
    Loss...............                        (.135)     (.065)            (.002)
  Net Realized and
    Unrealized
    Gain/Loss..........                        3.863       .895             (.310)
                               ------        -------     ------            ------
Total from Investment
  Operations...........                        3.728       .830             (.312)
                               ------        -------     ------            ------
Net Asset Value, End of
  the Period...........                      $13.676     $9.948            $9.118
                               ------        -------     ------            ------
Total Return(a)........                       37.49%      9.10%            (3.29%)**
                               ======        =======     ======            ======
Net Assets at End of
  the Period (In
  millions)............                       $117.5      $84.0             $30.3
Ratio of Expenses to
  Average Net
  Assets*..............                        1.44%      1.30%             1.29%
Ratio of Net Investment
  Loss to Average Net
  Assets*..............                       (1.09%)     (.81%)            (.50%)
Portfolio Turnover.....                         185%       186%                4%**
 *  If certain expenses
    had not been
    assumed by the
    Adviser, Total
    Return would have
    been lower and the
    ratios would have
    been as follows:
    Ratio of Expenses
      to Average Net
      Assets
      (Annualized).....                        1.61%      1.61%             2.05%
    Ratio of Net
      Investment Loss
      to Average Net
      Assets
      (Annualized).....                       (1.26%)    (1.12%)           (1.25%)

                                                 Class B Shares       May 29, 1996
                           Nine Month                               (Commencement of
                          Period Ended    Year Ended June 30,    Investment Operations)
                         March 31, 1999     1998        1997        to June 30, 1996
Net Asset Value,
  Beginning of the
  Period...............                     $9.867     $9.112            $9.430
                             ------        -------     ------            ------
  Net Investment
    Loss...............                      (.204)     (.105)            (.006)
  Net Realized and
    Unrealized
    Gain/Loss..........                      3.798       .860             (.312)
                             ------        -------     ------            ------
Total from Investment
  Operations...........                      3.594       .755             (.318)
                             ------        -------     ------            ------
Net Asset Value, End of
  the Period...........                    $13.461     $9.867            $9.112
                             ------        -------     ------            ------
Total Return(a)........                     36.37%      8.34%            (3.39%)**
                             ======        =======     ======            ======
Net Assets at End of
  the Period (In
  millions)............                     $148.4      $94.2             $25.5
Ratio of Expenses to
  Average Net
  Assets*..............                      2.20%      2.05%             2.06%
Ratio of Net Investment
  Loss to Average Net
  Assets*..............                     (1.85%)    (1.55%)           (1.28%)
Portfolio Turnover.....                       185%       186%                4%**
 *  If certain expenses
    had not been
    assumed by the
    Adviser, Total
    Return would have
    been lower and the
    ratios would have
    been as follows:
    Ratio of Expenses
      to Average Net
      Assets
      (Annualized).....                      2.37%      2.35%             2.81%
    Ratio of Net
      Investment Loss
      to Average Net
      Assets
      (Annualized).....                     (2.02%)    (1.86%)           (2.04%)

                                                 Class C Shares       May 29, 1996
                           Nine Month                               (Commencement of
                          Period Ended    Year Ended June 30,    Investment Operations)
                         March 31, 1999     1998        1997        to June 30, 1996
Net Asset Value,
  Beginning of the
  Period...............                     $9.869     $9.113            $9.430
                             ------        -------     ------            ------
  Net Investment
    Loss...............                      (.203)     (.103)            (.006)
  Net Realized and
    Unrealized
    Gain/Loss..........                      3.804       .859             (.311)
                             ------        -------     ------            ------
Total from Investment
  Operations...........                      3.601       .756             (.317)
                             ------        -------     ------            ------
Net Asset Value, End of
  the Period...........                    $13.470     $9.869            $9.113
                             ------        -------     ------            ------
Total Return(a)........                     36.47%      8.34%            (3.39%)**
                             ======        =======     ======            ======
Net Assets at End of
  the Period (In
  millions)............                      $16.4      $10.8              $3.9
Ratio of Expenses to
  Average Net
  Assets*..............                      2.20%      2.05%             2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*..............                     (1.85%)    (1.54%)           (1.28%)
Portfolio Turnover.....                       185%       186%                4%**
 *  If certain expenses
    had not been
    assumed by the
    Adviser, Total
    Return would have
    been lower and the
    ratios would have
    been as follows:
    Ratio of Expenses
      to Average Net
      Assets
      (Annualized).....                      2.36%      2.35%             2.81%
    Ratio of Net
      Investment Loss
      to Average Net
      Assets
      (Annualized).....                     (2.02%)    (1.85%)           (2.04%)



**  Non-Annualized.


(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                       See Notes to Financial Statements.

                              FOR MORE INFORMATION

                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
                       Call your broker or (800) 341-2911
           7:00 a.m. to 7:00 p.m. Central time Monday through Friday

                                    DEALERS
 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

                     TELECOMMUNICATIONS DEVICE FOR THE DEAF
 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833

                                  FUND INFO(R)
             For automated telephone services, call (800) 847-2424

                                    WEB SITE
                               www.vankampen.com


                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                               Investment Adviser


                      VAN KAMPEN INVESTMENT ADVISORY CORP.

                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                  Distributor

                             VAN KAMPEN FUNDS INC.
                                1 Parkview Plaza
                                  PO Box 5555
                        Oakbrook Terrace, IL 60181-5555

                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.
                                 PO Box 418256
                           Kansas City, MO 64141-9256

                    Attn: Van Kampen Aggressive Growth Fund


                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY
                     225 West Franklin Street, PO Box 1713
                             Boston, MA 02105-1713

                    Attn: Van Kampen Aggressive Growth Fund


                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants


                                    KPMG LLP


                             303 East Wacker Drive

                               Chicago, IL 60601

                                   VAN KAMPEN

                            AGGRESSIVE  GROWTH  FUND


                                   PROSPECTUS

                                                , 1999


                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.

                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.

                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]


                                       Investment Company Act File No. 811-4805.

                                                                    AGG PRO 7/99

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                                  UTILITY FUND



     Van Kampen Utility Fund (the "Fund") is a mutual fund with an investment objective to seek to provide its shareholders with capital appreciation and current income. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and income securities issued by companies engaged in the utilities industry.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).
                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-3
Strategic Transactions......................................    B-9
Investment Restrictions.....................................    B-15
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-26
Other Agreements............................................    B-27
Distribution and Service....................................    B-28
Transfer Agent..............................................    B-31
Portfolio Transactions and Brokerage Allocation.............    B-31
Shareholder Services........................................    B-32
Redemption of Shares........................................    B-34
Contingent Deferred Sales Charge-Class A....................    B-35
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-35
Taxation....................................................    B-36
Fund Performance............................................    B-40
Other Information...........................................    B-43
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund.



     The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.



     The Fund was originally organized as a sub-trust of the Massachusetts Trust under the name Van Kampen Merritt Utility Fund. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Utility Fund. On July 14, 1998, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of             , 1999, no person was known by the Fund to own
beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                        Amount of
                                                       Ownership at       Class      Percentage
            Name and Address of Holder                    , 1999        of Shares    Ownership
            --------------------------                --------------    ---------    ----------
Van Kampen Trust Company..........................
  2800 Post Oak Blvd.
  Houston, TX 77056
Smith Barney Inc..................................
00144318447
388 Greenwich Street
New York, NY 10013-2339


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


UTILITIES INDUSTRY



     The public utilities industry has experienced significant changes in recent years. Many companies in the utilities industry have been favorably effected by lower fuel and financing costs, deregulation, the full or near completion of major construction programs and an increasing customer base. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their historical territories.

     The telecommunications industry is experiencing significant changes as local and long distance telephone companies, wireless communications companies and cable television providers begin to compete to provide telecommunications services and as new technologies develop. It is anticipated that telecommunications legislation also will have a significant impact on the telecommunications industry. Competition and technological advances may over time provide better-positioned utility companies with opportunities for enhanced profitability although increased competition and other structural changes could adversely affect the profitability of such utilities or if other negative factors affecting the utilities industry develop in the future.



     Gas and electric utility companies continue to be affected by changes in fuel prices and interest rates. There has been a convergence of gas utilities and electric utilities, as electric utilities begin to deregulate and customers begin to use a single energy provider instead of multiple energy providers. Gas companies have been deregulated to a greater extent than electric utilities and appear to have developed more of the business practices necessary to operate in a non-monopoly environment. Electric utilities, generally new to deregulation, may be more likely to experience significant changes than gas companies which may increase the risk of investing in electric utilities.



     Other utility companies securities appear to be emerging as new technologies develop and as old technologies are refined. Such issuers include entities engaged in cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators.



RISKS OF INVESTING IN PUBLIC UTILITIES.



     Utility companies that issue securities may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. Such risks may include potential increases in operating costs, increases in interest expenses for capital construction programs, government regulation of rates charged to customers, costs associated with compliance with environmental and other regulations, service interruption due to environmental, operational or other mishaps, the effects of economic slowdowns, surplus capacity and increased competition from other providers of utility services. Utility companies generally have their rates determined by state utility commissions or other governmental authorities or, depending on the jurisdiction and the nature of the issuer, such issuers may set their own rates. Changes in service rates generally lag changes in financing costs, and thus can favorably or unfavorably affect the ability of utility companies to maintain or increase dividend rates on such securities, depending upon whether such rates and costs are declining or rising. To the extent that rates are established or reviewed by governmental authorities, the utility is subject to the risk that such authority will not authorize increased rates. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and charges. There can be no assurance that regulatory policies or accounting standard changes will not negatively affect the ability of utility companies to service principal, interest and dividend payments. Because of the Fund's policy of investing at least 80% of its total assets in securities issued by utility companies, the Fund is more susceptible than an investment company without such a policy to economic, political, environmental or regulatory occurrences affecting utility companies. See "Investment Objective and Policies" in the Prospectus.



     Electric Utilities. Certain electric utilities with uncompleted nuclear power facilities may have problems completing and licensing such facilities, and there is public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to utility securities. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels. Electric utilities that utilize coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance.

     Gas Utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.



     Telecommunications Utilities. Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or another formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.



RISKS OF INVESTING IN LOWER-GRADE INCOME SECURITIES



     The Fund may invest up to 20% of its assets in lower-grade securities, which securities are commonly known as "junk bonds." Securities which are in the lower-grade categories generally offer a higher current yield than is offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a portfolio which invests in lower-grade securities before investing in the Fund. The Fund will not invest in securities that are in default or are in bankruptcy or reorganization.



     Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of lower-grade debt securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery on such amounts.



     Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. However, the secondary market prices of lower-grade debt securities generally are less sensitive to changes in interest rate and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.



     The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.



     The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade municipal securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



     Many lower-grade debt securities generally are not listed for trading on any national securities exchange, and many issuers of lower-grade debt securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a relatively high proportion of unlisted or unrated securities as compared with an investment company that invests primarily in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.



     The Fund will rely on its Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In its analysis, the Adviser may consider the credit ratings of S&P and Moody's in evaluating securities although the Adviser does not rely primarily on these ratings. Ratings evaluate only the safety of principal and interest payments, not the market value risk. Additionally, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in lower-grade securities, achievement of the Fund's investment objectives may be more dependent upon the Adviser's credit analysis than is the case with investing in higher-grade securities.



     New or proposed laws may have an impact on the market for lower-grade securities. The Adviser is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade securities.



     Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

REPURCHASE AGREEMENTS



     The Fund may engage in repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund will enter into repurchase agreements with banks or broker-dealers, deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


BORROWING AND REVERSE REPURCHASE AGREEMENTS



     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow an amount up to 5% of the Fund's total assets for temporary purposes.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings.

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Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.



     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.



LENDING OF SECURITIES



     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.



     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.



     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.



     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close out the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.



     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.



     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.



     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.



     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.



     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.



     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


     1. With respect to 75% of its total assets, purchase any securities (other than obligations guaranteed by the U.S. government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.

     2. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount includes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.



     3. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
        (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.



     4. Buy any securities "on margin." Neither the deposit of initial or maintenance margin in connection with Strategic Transactions nor short term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.



     5. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except in connection with Strategic Transactions.



     6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



     7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and extent permitted by
        (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



     9. Invest in oil, gas or mineral leases or in equity interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.



     10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August
1632 Morning Mountain Road                  1996, Chairman, Chief Executive Officer and President,
Raleigh, NC 27614                           MDT Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical
                                            and scientific equipment. Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley
66th Floor                                  Dean Witter & Co. Director of Dean Witter Reynolds
New York, NY 10048                          Inc. Chairman and Director of Dean Witter Capital
Date of Birth: 10/12/52                     Corporation. Chairman, Chief Executive Officer,
                                            President and Director of Dean Witter Alliance Capital
                                            Corporation. Director of the National Healthcare
                                            Resources, Inc., Dean Witter Realty Inc., Dean Witter
                                            Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan Stanley
                                            Dean Witter Management Committee. Prior to March of
                                            1999, Director of Morgan Stanley Dean Witter
                                            Distributors, Inc. Prior to January 1999, Chairman of
                                            Dean Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to December
                                            1998, Mr. DeMartini was President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter Individual Asset
                                            Management and Director of Morgan Stanley Dean Witter
                                            Trust FSB. Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers, Inc. and
                                            Chairman of the Board of the Nasdaq Stock Market, Inc.
                                            Trustee of the TCW/DW Funds, Director of the Morgan
                                            Stanley Dean Witter Funds and Trustee/Director of each
                                            of the funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management
Suite 7000                                  consulting firm. Formerly, Executive Vice President of
Chicago, IL 60606                           ABN AMRO, N.A., a Dutch bank holding company. Prior to
Date of Birth: 06/03/48                     1992, Executive Vice President of La Salle National
                                            Bank. Trustee on the University of Chicago Hospitals
                                            Board, Vice Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the Women's Board
                                            of the University of Chicago. Prior to 1996, Trustee
                                            of The International House Board. Trustee/Director of
                                            each of the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief
Date of Birth: 02/29/52                     Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc.,
423 Country Club Drive                      a financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services
Date of Birth: 02/13/36                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Don G. Powell*............................  Currently a member of the board of governors and
2800 Post Oak Blvd.                         executive committee for the Investment Company
Houston, TX 77056                           Institute, and a member of the Board of Trustees of
Date of Birth: 10/19/39                     the Houston Museum of Natural Science. Prior to
                                            January 1999, Chairman of the Investment Company
                                            Institute and Chairman and Director of Van Kampen
                                            Investments, the Advisers, the Distributor, Investor
                                            Services, Van Kampen Advisors Inc., Van Kampen
                                            Recordkeeping Services, Inc., American Capital
                                            Contractual Services, Inc., Van Kampen Merritt Equity
                                            Advisors Corp., Van Kampen Insurance Agency of
                                            Illinois Inc., Van Kampen System Inc., Van Kampen
                                            Trust Company, Van Kampen Services Inc. and Van Kampen
                                            Exchange Corp. Prior to July 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to April 1997,
                                            Chairman, President and Director of Van Kampen Merritt
                                            Equity Holdings Corp. Prior to November 1996,
                                            President, Chief Executive Officer and Director of
                                            VK/AC Holding, Inc. Prior to September 1996, Chairman
                                            and Director of McCarthy, Crisanti & Maffei, Inc. and
                                            McCarthy, Crisanti & Maffei Acquisition Corporation.
                                            Prior to July 1996, Chairman and Director of VSM Inc.
                                            and VCJ Inc., and Chairman, President and Director of
                                            American Capital Shareholders Corporation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex and Trustee of other funds advised by the
                                            Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster
One ServiceMaster Way                       Company, a business and consumer services company.
Downers Grove, IL 60515                     Director of Illinois Tool Works, Inc., a manufacturing
Date of Birth: 07/08/44                     company, and the Urban Shopping Centers Inc., a retail
                                            mall management company. Trustee, University of Notre
                                            Dame. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company.
                                            Formerly, President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company. Trustee/Director of
                                            each of the funds in the Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other open-end and closed-end
Date of Birth: 08/22/39                     funds advised by the Advisers or Van Kampen Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers
                                            or Van Kampen Management Inc.
Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com
233 South Wacker Drive                      Corporation, APAC Customer Services, Inc. and COMARCO,
Suite 9700                                  Inc. Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Executive Vice President and Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and
                                       Van Kampen Management Inc. Prior to July 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Prior
                                       to April 1998, President and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April 1997, Mr.
                                       McDonnell was Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and MCM
                                       (Europe) Limited. Prior to July 1996, Mr. McDonnell was
                                       President, Chief Operating Officer and Trustee of VSM Inc.
                                       and VCJ Inc. President of each of the funds in the Fund
                                       Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other investment
                                       companies advised by the Advisers or Van Kampen Management
                                       Inc.
Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to
  Vice President                       September 1996, a Director of McCarthy, Crisanti & Maffei,
                                       Inc. Prior to July 1996, Mr. Hegel was Director of VSM
                                       Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and
  Financial Officer                    certain other investment companies advised by the Advisers or their affiliates.
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of the Advisers and
  Vice President                       the Distributor. President and Director of Investor
                                       Services. President, Chief Operating Officer and Director
                                       of Van Kampen Recordkeeping Services Inc. President, Chief
                                       Executive Officer and Director of Van Kampen Trust
                                       Company. Prior to July 1998, Director and Executive Vice
                                       President of VK/AC Holding, Inc. Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.
Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
                                       their affiliates.
Nicholas Dalmaso.....................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 03/01/65              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds
                                       in the Fund Complex and other investment companies advised by the Advisers or their affiliates.
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments, the
  Assistant Secretary                  Advisers, the Distributor, Investor Services, American
                                       Capital Contractual Services, Inc., Van Kampen Management
                                       Inc., Van Kampen Exchange Corp., Van Kampen Advisors Inc.,
                                       Van Kampen Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services Inc.
                                       Prior to July 1998, Senior Vice President, Deputy General
                                       Counsel and Assistant Secretary of VK/AC Holding, Inc.
                                       Prior to April 1998, Senior Vice President, Deputy General
                                       Counsel and Secretary of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van Kampen
                                       American Capital Services, Inc. and Van Kampen Merritt
                                       Holdings Corp. Prior to September 1996, Deputy General
                                       Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July 1996, Senior Vice President, Deputy General
                                       Counsel and Secretary of VSM Inc. and VCJ Inc. Assistant
                                       Secretary of each of the funds in the Fund Complex and
                                       other investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Assistant Secretary of each of the funds in
                                       the Fund Complex and other investment companies advised by the Advisers or their affiliates.
Steven M. Hill.......................  Vice President of Van Kampen Investments, Van Kampen
  Date of Birth: 10/16/64              Management Inc. and the Advisers. Assistant Treasurer of
  Assistant Treasurer                  each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.
Michael Robert Sullivan..............  Assistant Vice President of Van Kampen Investments, the
  Date of Birth: 03/30/33              Advisers and Van Kampen Management Inc. Assistant
  Assistant Controller                 Controller of each of the funds in the Fund Complex and
                                       other investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                    Fund Complex
                                                    ---------------------------------------------
                                                                     Aggregate
                                                     Aggregate       Estimated
                                                    Pension or        Maximum           Total
                                     Aggregate      Retirement        Annual        Compensation
                                   Compensation      Benefits      Benefits from       before
                                      before        Accrued as       the Fund       Deferral from
                                   Deferral from      Part of          Upon             Fund
             Name(1)                the Fund(2)     Expenses(3)    Retirement(4)     Complex(5)
             -------               -------------    -----------    -------------    -------------
J. Miles Branagan                                     $35,691         $60,000         $125,200
Linda Hutton Heagy                                      3,861          60,000          112,800
R. Craig Kennedy                                        2,652          60,000          125,200
Jack E. Nelson                                         18,385          60,000          125,200
Phillip B. Rooney                                       6,002          60,000          125,200
Dr. Fernando Sisto                                     68,615          60,000          125,200
Wayne W. Whalen                                        12,658          60,000          125,200
Paul G. Yovovich(1)                                         0          60,000           25,300


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a complete fiscal year of information to report in this table. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. As of March 31, 1999, the Small Cap Value Fund had not commenced investment operations and, accordingly, no trustees receive compensation related to its operation. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from
    all six operating series of the Trust is as follows: Mr. Branagan, $       ;
    Ms. Heagy, $       ; Mr. Kennedy, $       ; Mr. Nelson, $       ; Mr.
    Rooney, $       ; Dr. Sisto, $       ; and Mr. Whalen, $       . The details
    of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six operating series of the Trust as of the

Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan,
$       ; Dr. Caruso, $       ; Mr. Gaughan, $       ; Ms. Heagy, $       ; Mr.
Kennedy, $       ; Mr. Lipshie, $   ; Mr. Miller, $       ; Mr. Nelson,
     $       ; Mr. Rees, $       ; Mr. Robinson, $       ; Mr. Rooney, $       ;
     Dr. Sisto, Mr. Vernon, $       ; and Mr. Whalen, $       . The details of
     cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of                , the trustees and officers of the Fund as a group
owned less than 1% of the Shares of the Fund.



                                    TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................   3/31
Great American Companies Fund.............   3/31
Growth Fund...............................   3/31
Mid Cap Value Fund........................   3/31
Prospector Fund...........................   3/31
Small Cap Value Fund......................   3/31
Utility Fund..............................   3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
  Trust Total.............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.

                                     TABLE B



                    1999 AGGREGATE COMPENSATION DEFERRED FROM


                            THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................   3/31
Great American Companies Fund.............   3/31
Growth Fund...............................   3/31
Mid Cap Value Fund........................   3/31
Prospector Fund...........................   3/31
Small Cap Value Fund......................   3/31
Utility Fund..............................   3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
  Trust Total.............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE C



                     1999 CUMULATIVE COMPENSATION DEFERRED


                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                 CURRENT TRUSTEES
                        FISCAL     -----------------------------------------------------------------------------
      FUND NAME        YEAR-END*   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN    YOVOVICH
      ---------        ---------   --------    -----    -------   ------    ------   -----    ------    --------
Aggressive Growth
  Fund...............    3/31
Great American
  Companies Fund.....    3/31
Growth Fund..........    3/31
Mid Cap Value Fund...    3/31
Prospector Fund......    3/31
Small Cap Value
  Fund...............    3/31
Utility Fund.........    3/31
                                   -------    -------   -------   -------   ------   ------   -------    ------
  Trust Total........

                                  FORMER TRUSTEES
                       -------------------------------------
      FUND NAME        GAUGHAN   MILLER     REES    ROBINSON
      ---------        -------   ------     ----    --------
Aggressive Growth
  Fund...............
Great American
  Companies Fund.....
Growth Fund..........
Mid Cap Value Fund...
Prospector Fund......
Small Cap Value
  Fund...............
Utility Fund.........
                       ------    -------   ------   -------
  Trust Total........


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                    TRUSTEE
                                              -----------------------------------------------------------------------------------
                 FUND NAME                    BRANAGAN   HEAGY   KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN   YOVOVICH
                 ---------                    --------   -----   -------   ------   --------   ------   -----   ------   --------
Aggressive Growth Fund......................    1996     1996     1996      1996      1996      1997    1996     1996      1998
Great American Companies Fund...............    1995     1995     1995      1995      1995      1997    1995     1995      1998
Growth Fund.................................    1995     1995     1995      1995      1995      1997    1995     1995      1998
Mid Cap Value Fund..........................    1995     1995     1995      1995      1995      1997    1995     1993      1998
Prospector Fund.............................    1995     1995     1995      1995      1995      1997    1995     1995      1998
Small Cap Value Fund........................    1999     1999     1999      1999      1999      1999    1999     1999      1999
Utility Fund................................    1995     1995     1993      1993      1993      1997    1995     1993      1998
                                                ----     ----     ----      ----      ----      ----    ----     ----      ----



INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.65% on the first $500 million of average daily net assets; 0.60% on the next $500 million of average daily net assets; and 0.55% on the average daily net assets over $1 billion.



     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, the Adviser received $       , $939,137 and $937,503,
respectively, in advisory fees from the Fund.



OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Advisory Corp. received $          , $54,100 and
$30,200, respectively, in accounting services fees from the Fund.



     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Van Kampen Investments received $       , $10,700 and
$9,800, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                     Total            Amounts
                                                                  Underwriting      Retained by
                                                                  Commissions       Distributor
                                                                  ------------      -----------
Fiscal period ended March 31, 1999..........................       $                  $
Fiscal year ended June 30, 1998.............................       $  100,135         $ 15,982
Fiscal year ended June 30, 1997.............................       $   57,814         $ 10,057


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                              Total Sales Charge
                                                           -------------------------         Reallowed
                                                           As % of       As % of Net        To Dealers
                       Size of                             Offering        Amount            As a % of
                     Investment                             Price         Invested        Offering Price
---------------------------------------------------------------------------------------------------------
Less than $50,000....................................       5.75%           6.10%              5.00%
$50,000 but less than $100,000.......................       4.75%           4.99%              4.00%
$100,000 but less than $250,000......................       3.75%           3.90%              3.00%
$250,000 but less than $500,000......................       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000....................       2.00%           2.04%              1.75%
$1,000,000 or more...................................           *               *                  *
---------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service

Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other
shareholders of such class. As of March 31, 1999, there were $       and
$       of unreimbursed distribution-related expenses with respect to Class B
Shares and Class C Shares, respectively, representing    % and    % of the
Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.



     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses
paid under the Plans for Class A Shares were $       or   % of the Class A
Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans
for Class B Shares were $       or   % of the Class B Shares' average daily net
assets. Such expenses were paid to reimburse the Distributor for the following
payments: $       for commissions and transaction fees paid to financial
intermediaries in respect of sales of Class B Shares of the Fund and $       for
fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were
$       or   % of the Class C Shares' average daily net assets. Such expenses
were paid to reimburse the Distributor for the following payments: $       for
commissions and transaction fees paid to financial intermediaries in respect of
sales of Class C Shares of the Fund and $       for fees paid to financial
intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into an agreement with Merrill Lynch ("Merrill") under which shares of the Fund will be offered pursuant to such firm's retirement plan alliance program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the program including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating
$          , $73,600 and $84,500, respectively for these services. Prior to
1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                             Affiliated
                                                                               Brokers
                                                                          -----------------
                                                                 All      Morgan     Dean
                                                               Brokers    Stanley   Witter
                                                               -------    -------   ------
Fiscal period ended March 31, 1999..........................   $            $         $--
Fiscal year ended June 30, 1998.............................   $108,173     $ 0       $0
Fiscal year ended June 30, 1997.............................   $ 85,572     $ 0       $0
Fiscal 1999 Percentages:
  Commissions with affiliate to total commissions...........                0.0%       0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  0%       0%



     During the fiscal period ended March 31, 1999, the Fund paid
$               in brokerage commissions on transactions totaling
$               to brokers selected primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department has issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended
March 31, 1999 was   % and (ii) the approximately five-year, eight-month period since July 28, 1993, the commencement of distribution for Class A Shares of the
Fund, through March 31, 1999 was   %.



     The Class A shares cumulative non-standardized total return, including payments of the maximum sales charge, with respect to the Class A Shares from
its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to March 31, 1999 was   %.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year
period ended March 31, 1999 was      % and (ii) the approximately five-year,
eight-month period since July 28, 1993, the commencement of distribution for
Class B Shares of the Fund, through March 31, 1999 was   %.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from
its inception to March 31, 1999 was   %.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year
period ended March 31, 1999 was   %, and (ii) the approximately five-year,
eight-month period since August 13, 1993, the commencement of distribution for
Class C Shares of the Fund, through March 31, 1999 was   %.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from
its inception to March 31, 1999 was   %.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                                  GROWTH FUND



     Van Kampen Growth Fund (the "Fund") is a mutual fund with an investment objective to seek capital growth. The Fund's management seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of growth companies.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).
                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-4
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-16
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-29
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-35
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-39
Contingent Deferred Sales Charge-Class A....................    B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-40
Taxation....................................................    B-42
Fund Performance............................................    B-47
Other Information...........................................    B-51
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.



     The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.



     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Growth Fund on September 7, 1995. On July 14, 1998, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of              , 1999, no person was known by the Fund to own
beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                               Amount of
                                              Ownership at       Class      Percentage
       Name and Address of Holder                 1999         of Shares    Ownership
       --------------------------            --------------    ---------    ----------
Van Kampen Trust Company.................
2800 Post Oak Blvd.
Houston, TX 77056
Merrill Lynch Pierce Fenner & Smith
  Inc....................................
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484
Prudential Securities Inc. FBO...........
Mr. Charles J. Greco
Equity Account
1155 Bodine Rd.
Chester Springs, PA 19425-2006


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


BORROWING AND REVERSE REPURCHASE AGREEMENTS



     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund may also borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.



     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


LENDING OF SECURITIES


     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.



     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.



     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.



     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close out the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.



     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.



     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.



     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.



     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and any combination of futures, options, and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.

Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.



     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)



   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.



   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.



   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.



   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.



  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual

Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to
1632 Morning Mountain Road                  August 1996, Chairman, Chief Executive
Raleigh, NC 27614                           Officer and President, MDT Corporation (now
Date of Birth: 07/14/32                     known as Getinge/Castle, Inc., a subsidiary
                                            of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter & Co.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation. Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Prior to March of 1999, Director of Morgan
                                            Stanley Dean Witter Distributors, Inc. Prior
                                            to January 1999, Chairman of Dean Witter
                                            Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, Mr. DeMartini was President
                                            and Chief Operating Officer of Morgan Stanley
                                            Dean Witter Individual Asset Management and
                                            Director of Morgan Stanley Dean Witter Trust
                                            FSB. Formerly Vice Chairman of the Board of
                                            the National Association of Securities
                                            Dealers, Inc. and Chairman of the Board of
                                            the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley
                                            Dean Witter Funds and Trustee/ Director of
                                            each of the funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Prior to 1997,
233 South Wacker Drive                      Partner, Ray & Berndtson, Inc., an executive
Suite 7000                                  recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN
Date of Birth: 06/03/48                     AMRO, N.A., a Dutch bank holding company.
                                            Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice
                                            Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago.
                                            Prior to 1996, Trustee of The International
                                            House Board. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Formerly, advisor to
Washington, D.C. 20036                      the Dennis Trading Group Inc. Prior to 1992,
Date of Birth: 02/29/52                     President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser. President,
Date of Birth: 02/13/36                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. ("SIPC").
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Don G. Powell*............................  Currently a member of the board of governors
2800 Post Oak Blvd.                         and executive committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Prior to January 1999, Chairman of
                                            the Investment Company Institute and Chairman
                                            and Director of Van Kampen Investments, the
                                            Advisers, the Distributor, Investor Services,
                                            Van Kampen Advisors Inc., Van Kampen
                                            Recordkeeping Services, Inc., American
                                            Capital Contractual Services, Inc., Van
                                            Kampen Merritt Equity Advisors Corp., Van
                                            Kampen Insurance Agency of Illinois Inc., Van
                                            Kampen System Inc., Van Kampen Trust Company,
                                            Van Kampen Services Inc. and Van Kampen
                                            Exchange Corp. Prior to July 1998, Director
                                            and Chairman of VK/AC Holding, Inc. Prior to
                                            April 1997, Chairman, President and Director
                                            of Van Kampen Merritt Equity Holdings Corp.
                                            Prior to November 1996, President, Chief
                                            Executive Officer and Director of VK/AC
                                            Holding, Inc. Prior to September 1996,
                                            Chairman and Director of McCarthy, Crisanti &
                                            Maffei, Inc. and McCarthy, Crisanti & Maffei
                                            Acquisition Corporation. Prior to July 1996,
                                            Chairman and Director of VSM Inc. and VCJ
                                            Inc., and Chairman, President and Director of
                                            American Capital Shareholders Corporation.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex and Trustee of other funds
                                            advised by the Advisers or Van Kampen
                                            Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company, and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a
                                            paper manufacturing company. Formerly,
                                            President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc.,
                                            an environmental services company.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996,
Sears Tower                                 President of Advance Ross Corporation.
233 South Wacker Drive                      Director of 3Com Corporation, APAC Customer
Suite 9700                                  Services, Inc. and COMARCO, Inc.
Chicago, IL 60606                           Trustee/Director of each of the Funds in the
Date of Birth: 10/29/53                     Fund Complex.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  President                            Officer and a Director of the Advisers, Van
                                       Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Prior to July 1998, Director and Executive
                                       Vice President of VK/AC Holding, Inc. Prior to
                                       April 1998, President and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April
                                       1997, Mr. McDonnell was Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       1996, Mr. McDonnell was Chief Executive Officer
                                       and Director of MCM Group, Inc. and McCarthy,
                                       Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM
                                       (Europe) Limited. Prior to July 1996, Mr.
                                       McDonnell was President, Chief Operating Officer
                                       and Trustee of VSM Inc. and VCJ Inc. President of
                                       each of the funds in the Fund Complex. President,
                                       Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies
                                       advised by the Advisers or Van Kampen Management
                                       Inc.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to September 1996, a Director of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Mr. Hegel was Director of VSM Inc. Vice
                                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van
  Date of Birth: 11/10/44              Kampen Investments. Executive Vice President of
  Vice President                       the Advisers and the Distributor. President and
                                       Director of Investor Services. President, Chief
                                       Operating Officer and Director of Van Kampen
                                       Recordkeeping Services Inc. President, Chief
                                       Executive Officer and Director of Van Kampen
                                       Trust Company. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Vice President, Associate General Counsel and
  Date of Birth: 03/01/65              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Investor Services,
                                       American Capital Contractual Services, Inc., Van
                                       Kampen Management Inc., Van Kampen Exchange
                                       Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services
                                       Inc. Prior to July 1998, Senior Vice President,
                                       Deputy General Counsel and Assistant Secretary of
                                       VK/AC Holding, Inc. Prior to April 1998, Senior
                                       Vice President, Deputy General Counsel and
                                       Secretary of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van
                                       Kampen Merritt Holdings Corp. Prior to September
                                       1996, Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Senior Vice President, Deputy General
                                       Counsel and Secretary of VSM Inc. and VCJ Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments, Van
  Date of Birth: 10/16/64              Kampen Management Inc. and the Advisers.
  Assistant Treasurer                  Assistant Treasurer of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                           Fund Complex
                                           ---------------------------------------------
                                                            Aggregate
                                            Aggregate       Estimated
                                           Pension or        Maximum           Total
                            Aggregate      Retirement        Annual        Compensation
                          Compensation      Benefits      Benefits from       before
                             before        Accrued as       the Fund       Deferral from
                          Deferral from      Part of          Upon             Fund
        Name(1)            the Fund(2)     Expenses(3)    Retirement(4)     Complex(5)
        -------           -------------    -----------    -------------    -------------
J. Miles Branagan                            $35,691         $60,000         $125,200
Linda Hutton Heagy                             3,861          60,000          112,800
R. Craig Kennedy                               2,652          60,000          125,200
Jack E. Nelson                                18,385          60,000          125,200
Phillip B. Rooney                              6,002          60,000          125,200
Dr. Fernando Sisto                            68,615          60,000          125,200
Wayne W. Whalen                               12,658          60,000          125,200
Paul G. Yovovich(1)                                0          60,000           25,300


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a complete fiscal year of information to report in this table. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. As of March 31, 1999, the Small Cap Value Fund had not commenced investment operations and, accordingly, no trustees receive compensation related to its operation. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from
    all six operating series of the Trust is as follows: Mr. Branagan, $       ;
    Ms. Heagy, $       ; Mr. Kennedy, $       ; Mr. Nelson, $       ; Mr.
    Rooney, $       ; Dr. Sisto, $       ; and Mr. Whalen, $       . The details
    of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan,
    $       ; Dr. Caruso, $       ; Mr. Gaughan, $       ; Ms. Heagy, $       ;
    Mr. Kennedy, $       ; Mr. Lipshie,

    $   ; Mr. Miller, $       ; Mr. Nelson, $       ; Mr. Rees, $       ; Mr.
    Robinson, $       ; Mr. Rooney, $       ; Dr. Sisto, Mr. Vernon, $       ;
    and Mr. Whalen, $       . The details of cumulative deferred compensation
    (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of                , the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.

                                    TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                       TRUSTEE
                           FISCAL     --------------------------------------------------------------------------
        FUND NAME         YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
        ---------         ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund...    3/31
Great American Companies
  Fund...................    3/31
Growth Fund..............    3/31
Mid Cap Value Fund.......    3/31
Prospector Fund..........    3/31
Small Cap Value Fund.....    3/31
Utility Fund.............    3/31
                                       ------    ------   ------    ------   ------   ------   ------    ------
  Trust Total............


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                     TABLE B



                    1999 AGGREGATE COMPENSATION DEFERRED FROM


                            THE TRUST AND EACH SERIES



                                                                       TRUSTEE
                           FISCAL     --------------------------------------------------------------------------
        FUND NAME         YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
        ---------         ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund...   3/31
Great American Companies
  Fund...................   3/31
Growth Fund..............   3/31
Mid Cap Value Fund.......   3/31
Prospector Fund..........   3/31
Small Cap Value Fund.....   3/31
Utility Fund.............   3/31
                                       ------    ------   ------    ------   ------   ------   ------    ------
  Trust Total............


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.

                                    TABLE C



                     1999 CUMULATIVE COMPENSATION DEFERRED


                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                  CURRENT TRUSTEES
                         FISCAL     ----------------------------------------------------------------------------
       FUND NAME        YEAR-END*   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO   WHALEN    YOVOVICH
       ---------        ---------   --------    -----    -------   ------    ------   -----   ------    --------
Aggressive Growth
 Fund..................   3/31
Great American
 Companies Fund........   3/31
Growth Fund............   3/31
Mid-Cap Value Fund.....   3/31
Prospector Fund........   3/31
Small Cap Value Fund...   3/31
Utility Fund...........   3/31
                                    -------    -------   -------   -------   ------   ----    -------   -------
   Trust Total.........

                                   FORMER TRUSTEES
                         -----------------------------------
       FUND NAME         GAUGHAN   MILLER    REES   ROBINSON
       ---------         -------   ------    ----   --------
Aggressive Growth
 Fund..................
Great American
 Companies Fund........
Growth Fund............
Mid-Cap Value Fund.....
Prospector Fund........
Small Cap Value Fund...
Utility Fund...........
                         ------    -------   ----    ------
   Trust Total.........


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
                       FUND NAME                         BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
                       ---------                         --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund.................................    1996     1996     1996      1996     1997    1996     1996      1998
Great American Companies Fund..........................    1995     1995     1995      1995     1997    1995     1995      1998
Growth Fund............................................    1995     1995     1995      1995     1997    1995     1995      1998
Mid-Cap Value Fund.....................................    1995     1995     1995      1995     1997    1995     1995      1998
Prospector Fund........................................    1995     1995     1995      1995     1997    1995     1995      1998
Small Cap Value Fund...................................    1999     1999     1999      1999     1999    1999     1999      1999
Utility Fund...........................................    1995     1995     1993      1993     1997    1995     1993      1998
                                                           ----     ----     ----      ----     ----    ----     ----      ----


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the

Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million of average daily net assets; and 0.65% on the average daily net assets over $1 billion.


     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, the Adviser received $       , $628,501 and $0,
respectively, in advisory fees from the Fund.



OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionality based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Advisory Corp. received $          , $39,500 and
$19,600, respectively, in accounting services fees from the Fund.

     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Van Kampen Investments received $       , $10,600 and
$0, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................       $                  $
Fiscal year ended June 30, 1998........................       $  236,777         $ 38,227
Fiscal year ended June 30, 1997........................       $1,336,549         $204,700

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the

Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other
shareholders of such class. As of March 31, 1999, there were $       and
$       of unreimbursed distribution-related expenses with respect to Class B
Shares and Class C Shares, respectively, representing    % and    % of the
Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.



     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses
paid under the Plans for Class A Shares were $       or   % of the Class A
Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans
for Class B Shares were $       or   % of the Class B Shares' average daily net
assets. Such expenses were paid to reimburse the Distributor for the following
payments: $       for commissions and transaction fees paid to financial
intermediaries in respect of sales of Class B Shares of the Fund and $       for
fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B

Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate
expenses paid under the Plans for Class C Shares were $       or   % of the
Class C Shares' average daily net assets. Such expenses were paid to reimburse
the Distributor for the following payments: $       for commissions and
transaction fees paid to financial intermediaries in respect of sales of Class C
Shares of the Fund and $       for fees paid to financial intermediaries for
servicing Class C shareholders and administering the Class C Share Plans.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating
$          , $412,300 and $215,900, respectively for these services. Prior to
1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                      Affiliated
                                                                        Brokers
                                                                   -----------------
                                                         All       Morgan     Dean
                                                       Brokers     Stanley   Witter
                                                       -------     -------   ------
Fiscal period ended March 31, 1999.................   $             $        $   --
Fiscal year ended June 30, 1998....................   $  259,035    $  0     $   --
Fiscal year ended June 30, 1997....................   $  131,274    $116     $
Fiscal 1999 Percentages:
  Commissions with affiliate to total
     commissions...................................                  0.0%         0%
  Value of brokerage transactions with affiliate to
     total
     transactions..................................                    0%         0%



     During the fiscal period ended March 31, 1999, the Fund paid $     in
brokerage commissions on transactions totaling $          to brokers selected
primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department has issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar

Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.



     The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital being invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. The Fund may, from time to time, reopen and close the offering of its shares to new investors as market conditions permit. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same affect on performance as the IPOs did in 1996. The Fund's investment results are based on historical performance and are not intended to indicate future performance.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended
March 31, 1999 was   % and (ii) the approximately three-year, three-month period since December 27, 1995, the commencement of investment operations for Class A
Shares of the Fund, through March 31, 1999 was   %.



     The Class A shares cumulative non-standardized total return, including payments of the maximum sales charge, with respect to the Class A Shares from
its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to March 31, 1999 was   %.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year
period ended March 31, 1999 was      % and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class B Shares of the Fund, through March 31, 1999 was   %.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from
its inception to March 31, 1999 was   %.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year
period ended March 31, 1999 was   %, and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class C Shares of the Fund, through March 31, 1999 was   %.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from
its inception to March 31, 1999 was   %.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                               MID CAP VALUE FUND



     Van Kampen Mid Cap Value Fund (the "Fund") is a mutual fund with an investment objective to seek long-term growth of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of medium-capitalization companies that the Fund's investment adviser believes are selling below their intrinsic value and offer the opportunity for significant growth of capital.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).
                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-3
Strategic Transactions......................................    B-6
Investment Restrictions.....................................    B-12
Trustees and Officers.......................................    B-13
Investment Advisory Agreement...............................    B-22
Other Agreements............................................    B-23
Distribution and Service....................................    B-24
Transfer Agent..............................................    B-27
Portfolio Transactions and Brokerage Allocation.............    B-27
Shareholder Services........................................    B-28
Redemption of Shares........................................    B-30
Contingent Deferred Sales Charge-Class A....................    B-30
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-31
Taxation....................................................    B-32
Fund Performance............................................    B-36
Other Information...........................................    B-38
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.



     The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.



     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Value Fund on May 10, 1995. On July 14, 1998, the Fund changed its name to Van Kampen Value Fund. On October 23, 1998 the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of             , 1999, no person was known by the Fund to own
beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                        Amount of
                                                       Ownership at       Class      Percentage
            Name and Address of Holder                     1999         of Shares    Ownership
            --------------------------                --------------    ---------    ----------
Van Kampen Investments Inc. ......................
Attn: Dominick Cogliandro
One Chase Manhattan Plaza
37(th) Floor
New York, NY 10005-1401


------------------------------------


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


BORROWING AND REVERSE REPURCHASE AGREEMENTS



     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.



     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions are subject to market fluctuation the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will made commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.



LENDING OF SECURITIES



     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies,


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techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.



     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.



     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.



     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less

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than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close out the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.



     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.



     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or

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must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.



     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.



     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.



     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold

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by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.



     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.



INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other open-end investment companies without regard to such limitations to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.



   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.



   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.



   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation, and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.



  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES


                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August
1632 Morning Mountain Road                  1996, Chairman, Chief Executive Officer and President,
Raleigh, NC 27614                           MDT Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical
                                            and scientific equipment. Trustee/Director of each of
                                            the funds in the Fund Complex.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley
66th Floor                                  Dean Witter & Co. Director of Dean Witter Reynolds
New York, NY 10048                          Inc. Chairman and Director of Dean Witter Capital
Date of Birth: 10/12/52                     Corporation. Chairman, Chief Executive Officer,
                                            President and Director of Dean Witter Alliance Capital
                                            Corporation. Director of the National Healthcare
                                            Resources, Inc., Dean Witter Realty Inc., Dean Witter
                                            Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan Stanley
                                            Dean Witter Management Committee. Prior to March of
                                            1999, Director of Morgan Stanley Dean Witter
                                            Distributors, Inc. Prior to January 1999, Chairman of
                                            Dean Witter Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to December
                                            1998, Mr. DeMartini was President and Chief Operating
                                            Officer of Morgan Stanley Dean Witter Individual Asset
                                            Management and Director of Morgan Stanley Dean Witter
                                            Trust FSB. Formerly Vice Chairman of the Board of the
                                            National Association of Securities Dealers, Inc. and
                                            Chairman of the Board of the Nasdaq Stock Market, Inc.
                                            Trustee of the TCW/DW Funds, Director of the Morgan
                                            Stanley Dean Witter Funds and Trustee/Director of each
                                            of the funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management
Suite 7000                                  consulting firm. Formerly, Executive Vice President of
Chicago, IL 60606                           ABN AMRO, N.A., a Dutch bank holding company. Prior to
Date of Birth: 06/03/48                     1992, Executive Vice President of La Salle National
                                            Bank. Trustee on the University of Chicago Hospitals
                                            Board, Vice Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the Women's Board
                                            of the University of Chicago. Prior to 1996, Trustee
                                            of The International House Board. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief
Date of Birth: 02/29/52                     Executive Officer, Director and Member of the
                                            Investment Committee of the Joyce Foundation, a
                                            private foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc.,
423 Country Club Drive                      a financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services
Date of Birth: 02/13/36                     Inc., a member of the National Association of
                                            Securities Dealers, Inc. and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Currently a member of the board of governors and
2800 Post Oak Blvd.                         executive committee for the Investment Company
Houston, TX 77056                           Institute, and a member of the Board of Trustees of
Date of Birth: 10/19/39                     the Houston Museum of Natural Science. Prior to
                                            January 1999, Chairman of the Investment Company
                                            Institute and Chairman and Director of Van Kampen
                                            Investments, the Advisers, the Distributor, Investor
                                            Services, Van Kampen Advisors Inc., Van Kampen
                                            Recordkeeping Services, Inc., American Capital
                                            Contractual Services, Inc., Van Kampen Merritt Equity
                                            Advisors Corp., Van Kampen Insurance Agency of
                                            Illinois Inc., Van Kampen System Inc., Van Kampen
                                            Trust Company, Van Kampen Services Inc. and Van Kampen
                                            Exchange Corp. Prior to July 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to April 1997,
                                            Chairman, President and Director of Van Kampen Merritt
                                            Equity Holdings Corp. Prior to November 1996,
                                            President, Chief Executive Officer and Director of
                                            VK/AC Holding, Inc. Prior to September 1996, Chairman
                                            and Director of McCarthy, Crisanti & Maffei, Inc. and
                                            McCarthy, Crisanti & Maffei Acquisition Corporation.
                                            Prior to July 1996, Chairman and Director of VSM Inc.
                                            and VCJ Inc., and Chairman, President and Director of
                                            American Capital Shareholders Corporation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex and Trustee of other funds advised by the
                                            Advisers or Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster
One ServiceMaster Way                       Company, a business and consumer services company.
Downers Grove, IL 60515                     Director of Illinois Tool Works, Inc., a manufacturing
Date of Birth: 07/08/44                     company, and the Urban Shopping Centers Inc., a retail
                                            mall management company. Trustee, University of Notre
                                            Dame. Prior to 1998, Director of Stone Smurfit
                                            Container Corp., a paper manufacturing company.
                                            Formerly, President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc., an
                                            environmental services company. Trustee/Director of
                                            each of the funds in the Fund Complex.

                                                           Principal Occupations or
          Name, Address and Age                           Employment in Past 5 Years
          ---------------------                           --------------------------
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate,
333 West Wacker Drive                       Meagher & Flom (Illinois), legal counsel to the funds
Chicago, IL 60606                           in the Fund Complex, and other open-end and closed-end
Date of Birth: 08/22/39                     funds advised by the Advisers or Van Kampen Management
                                            Inc. Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers
                                            or Van Kampen Management Inc.
Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com
233 South Wacker Drive                      Corporation, APAC Customer Services, Inc. and COMARCO,
Suite 9700                                  Inc. Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Dennis J. McDonnell..................  Executive Vice President and Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and
                                       Van Kampen Management Inc. Prior to July 1998, Director
                                       and Executive Vice President of VK/AC Holding, Inc. Prior
                                       to April 1998, President and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April 1997, Mr.
                                       McDonnell was Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.
                                       and McCarthy, Crisanti & Maffei, Inc. and Chairman and
                                       Director of MCM Asia Pacific Company, Limited and MCM
                                       (Europe) Limited. Prior to July 1996, Mr. McDonnell was
                                       President, Chief Operating Officer and Trustee of VSM Inc.
                                       and VCJ Inc. President of each of the funds in the Fund
                                       Complex. President, Chairman of the Board and
                                       Trustee/Managing General Partner of other investment
                                       companies advised by the Advisers or Van Kampen Management
                                       Inc.
Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to
  Vice President                       September 1996, a Director of McCarthy, Crisanti & Maffei,
                                       Inc. Prior to July 1996, Mr. Hegel was Director of VSM
                                       Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.
John L. Sullivan.....................  Senior Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and
  Financial Officer                    certain other investment companies advised by the Advisers or their affiliates.
Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of the Advisers and
  Vice President                       the Distributor. President and Director of Investor
                                       Services. President, Chief Operating Officer and Director
                                       of Van Kampen Recordkeeping Services Inc. President, Chief
                                       Executive Officer and Director of Van Kampen Trust
                                       Company. Prior to July 1998, Director and Executive Vice
                                       President of VK/AC Holding, Inc. Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.
Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex
                                       and certain other investment companies advised by the
                                       Advisers or their affiliates.
Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or
                                       their affiliates.
Nicholas Dalmaso.....................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 03/01/65              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds
                                       in the Fund Complex and other investment companies advised by the Advisers or their affiliates.
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments, the
  Assistant Secretary                  Advisers, the Distributor, Investor Services, American
                                       Capital Contractual Services, Inc., Van Kampen Management
                                       Inc., Van Kampen Exchange Corp., Van Kampen Advisors Inc.,
                                       Van Kampen Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services Inc.
                                       Prior to July 1998, Senior Vice President, Deputy General
                                       Counsel and Assistant Secretary of VK/AC Holding, Inc.
                                       Prior to April 1998, Senior Vice President, Deputy General
                                       Counsel and Secretary of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van Kampen
                                       American Capital Services, Inc. and Van Kampen Merritt
                                       Holdings Corp. Prior to September 1996, Deputy General
                                       Counsel and Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July 1996, Senior Vice President, Deputy General
                                       Counsel and Secretary of VSM Inc. and VCJ Inc. Assistant
                                       Secretary of each of the funds in the Fund Complex and
                                       other investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                           Principal Occupations
          Offices with Fund                               During Past 5 Years
      ------------------------                           ---------------------
Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Assistant Secretary of each of the funds in
                                       the Fund Complex and other investment companies advised by the Advisers or their affiliates.
Steven M. Hill.......................  Vice President of Van Kampen Investments, Van Kampen
  Date of Birth: 10/16/64              Management Inc. and the Advisers. Assistant Treasurer of
  Assistant Treasurer                  each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.
Michael Robert Sullivan..............  Assistant Vice President of Van Kampen Investments, the
  Date of Birth: 03/30/33              Advisers and Van Kampen Management Inc. Assistant
  Assistant Controller                 Controller of each of the funds in the Fund Complex and
                                       other investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                    Fund Complex
                                                    ---------------------------------------------
                                                                     Aggregate
                                                     Aggregate       Estimated
                                                    Pension or        Maximum           Total
                                     Aggregate      Retirement        Annual        Compensation
                                   Compensation      Benefits      Benefits from       before
                                      before        Accrued as       the Fund       Deferral from
                                   Deferral from      Part of          Upon             Fund
             Name(1)                the Fund(2)     Expenses(3)    Retirement(4)     Complex(5)
             -------               -------------    -----------    -------------    -------------
J. Miles Branagan                                     $35,691         $60,000         $125,200
Linda Hutton Heagy                                      3,861          60,000          112,800
R. Craig Kennedy                                        2,652          60,000          125,200
Jack E. Nelson                                         18,385          60,000          125,200
Phillip B. Rooney                                       6,002          60,000          125,200
Dr. Fernando Sisto                                     68,615          60,000          125,200
Wayne W. Whalen                                        12,658          60,000          125,200
Paul G. Yovovich(1)                                         0          60,000           25,300


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a complete fiscal year of information to report in this table. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. As of March 31, 1999, the Small Cap Value Fund had not commenced investment operations and, accordingly, no trustees receive compensation related to its operation. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from
    all six operating series of the Trust is as follows: Mr. Branagan, $       ;
    Ms. Heagy, $       ; Mr. Kennedy, $       ; Mr. Nelson, $       ; Mr.
    Rooney, $       ; Dr. Sisto, $       ; and Mr. Whalen, $       . The details
    of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six operating series of the Trust as of the

    Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan,
    $       ; Dr. Caruso, $       ; Mr. Gaughan, $       ; Ms. Heagy, $       ;
    Mr. Kennedy, $       ; Mr. Lipshie, $   ; Mr. Miller, $       ; Mr. Nelson,
    $       ; Mr. Rees, $       ; Mr. Robinson, $       ; Mr. Rooney, $       ;
    Dr. Sisto, Mr. Vernon, $       ; and Mr. Whalen, $       . The details of
    cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of                , the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.



                                    TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                TRUSTEE
                                    FISCAL     --------------------------------------------------------------------------
            FUND NAME              YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
            ---------              ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund............    3/31
Great American Companies Fund.....    3/31
Growth Fund.......................    3/31
Mid Cap Value Fund................
Prospector Fund...................    3/31
Small Cap Value Fund..............    3/31
Utility Fund......................    3/31
                                                ------    ------   ------    ------   ------   ------   ------    ------
  Trust Total.....................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.

                                    TABLE B



                   1999 AGGREGATE COMPENSATION DEFERRED FROM


                            THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................   3/31
Great American Companies Fund.............   3/31
Growth Fund...............................   3/31
Mid Cap Value Fund........................   3/31
Prospector Fund...........................   3/31
Small Cap Value Fund......................   3/31
Utility Fund..............................   3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
 Trust Total..............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE C



                     1999 CUMULATIVE COMPENSATION DEFERRED


                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                            CURRENT TRUSTEES
                                   FISCAL     -----------------------------------------------------------------------------
            FUND NAME             YEAR-END*   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN    YOVOVICH
            ---------             ---------   --------    -----    -------   ------    ------   -----    ------    --------
Aggressive Growth Fund...........   3/31
Great American Companies Fund....   3/31
Growth Fund......................   3/31
Mid Cap Value Fund...............   3/31
Prospector Fund..................   3/31
Small Cap Value Fund.............   3/31
Utility Fund.....................   3/31
                                              -------    -------   -------   -------   ------   ------   -------   -------
 Trust Total.....................

                                              FORMER TRUSTEES
                                   -------------------------------------
            FUND NAME              GAUGHAN   MILLER     REES    ROBINSON
            ---------              -------   ------     ----    --------
Aggressive Growth Fund...........
Great American Companies Fund....
Growth Fund......................
Mid Cap Value Fund...............
Prospector Fund..................
Small Cap Value Fund.............
Utility Fund.....................
                                   ------    -------   ------   -------
 Trust Total.....................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                    TRUSTEE
                                              -----------------------------------------------------------------------------------
                 FUND NAME                    BRANAGAN   HEAGY   KENNEDY   NELSON   ROBINSON   ROONEY   SISTO   WHALEN   YOVOVICH
                 ---------                    --------   -----   -------   ------   --------   ------   -----   ------   --------
Aggressive Growth Fund......................    1996     1996     1996      1996      1996      1997    1996     1996      1998
Great American Companies Fund...............    1995     1995     1995      1995      1995      1997    1995     1995      1998
Growth Fund.................................    1995     1995     1995      1995      1995      1997    1995     1995      1998
Mid Cap Value Fund..........................    1995     1995     1995      1995      1995      1997    1995     1995      1998
Prospector Fund.............................    1995     1995     1995      1995      1995      1997    1995     1995      1998
Small Cap Value Fund........................    1999     1999     1999      1999      1999      1999    1999     1999      1999
Utility Fund................................    1995     1995     1993      1993      1993      1997    1995     1993      1998
                                                ----     ----     ----      ----      ----      ----    ----     ----      ----


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million of average daily net assets; and 0.65% on the average daily net assets over $1 billion.


     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, the Adviser received $0, $0 and $0, respectively, in advisory fees from the Fund.



OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Advisory Corp. received $0, $0 and $0, respectively, in accounting services fees from the Fund.



     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Van Kampen Investments received $0, $0 and $0, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                     Total            Amounts
                                                                  Underwriting      Retained by
                                                                  Commissions       Distributor
                                                                  ------------      -----------
Fiscal period ended March 31, 1999..........................           $0                $0
Fiscal year ended June 30, 1998.............................           $0                $0
Fiscal year ended June 30, 1997.............................           $0                $0


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                              Total Sales Charge
                                                           -------------------------         Reallowed
                                                           As % of       As % of Net        To Dealers
                       Size of                             Offering        Amount            As a % of
                     Investment                             Price         Invested        Offering Price
---------------------------------------------------------------------------------------------------------
Less than $50,000....................................       5.75%           6.10%              5.00%
$50,000 but less than $100,000.......................       4.75%           4.99%              4.00%
$100,000 but less than $250,000......................       3.75%           3.90%              3.00%
$250,000 but less than $500,000......................       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000....................       2.00%           2.04%              1.75%
$1,000,000 or more...................................           *               *                  *
---------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.


     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of March 31, 1999, there were $0 and $0 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.00% and 0.00% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.



     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $0 or 0.00% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $0 or 0.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $0 or 0.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating $0, $0 and $0, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.


     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                            Affiliated
                                                                              Brokers
                                                                         -----------------
                                                                 All     Morgan     Dean
                                                               Brokers   Stanley   Witter
                                                               -------   -------   ------
Fiscal period ended March 31, 1999..........................   $          $          $--
Fiscal year ended June 30, 1998.............................   $3,466     $  0       $0
Fiscal year ended June 30, 1997.............................   $1,300     $  6       $0
Fiscal 1999 Percentages:
  Commissions with affiliate to total commissions...........               0.0%       0%
  Value of brokerage transactions with affiliate to total
     transactions...........................................                 0%       0%



     During the fiscal period ended March 31, 1999, the Fund paid $  brokerage
commissions on transactions totaling $           to brokers selected primarily
on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN

     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department has issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended
March 31, 1999 was   % and (ii) the approximately
three-year, three-month period since December 27, 1995, the commencement of investment operations for Class A Shares of the Fund, through March 31, 1999 was
  %.



     The Class A shares cumulative non-standardized total return, including payments of the maximum sales charge, with respect to the Class A Shares from
its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to March 31, 1999 was   %.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year
period ended March 31, 1999 was      % and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class B Shares of the Fund, through March 31, 1999 was   %.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from
its inception to March 31, 1999 was   %.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year
period ended March 31, 1999 was   %, and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class C Shares of the Fund, through March 31, 1999 was   %.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from
its inception to March 31, 1999 was   %.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.



                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                         GREAT AMERICAN COMPANIES FUND



     Van Kampen Great American Companies Fund (the "Fund") is a mutual fund with an investment objective to seek long-term growth of capital. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of common stocks and other equity securities of U.S. companies that, in the Fund's investment adviser's view, have achieved leading and sustainable market positions within their U.S. industrial sectors.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-4
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-16
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-29
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-35
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-39
Contingent Deferred Sales Charge-Class A....................    B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-40
Taxation....................................................    B-42
Fund Performance............................................    B-47
Other Information...........................................    B-50
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.



     The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.



     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Great American Companies Fund on September 7, 1995. On July 14, 1998, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of           , 1999, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                    Amount of
                                                   Ownership at         Class        Percentage
         Name and Address of Holder                   , 1999          of Shares      Ownership
         --------------------------               --------------      ---------      ----------
Van Kampen Investments Inc
Attn: Dominick Cogliandro
One Chase Manhattan Plaza
37th Floor
New York, NY 10005-1401


------------------------------------

     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


SECURITIES OF FOREIGN ISSUERS



     The Fund may invest up to 5% of its total assets in foreign securities of similar quality as the securities described in the Fund's Prospectus as determined by the Fund's investment adviser. These investments generally will be limited to securities issued by foreign companies with at least three years of operations in developed countries or by foreign governments. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations or the U.S. government. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or the U.S. government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U. S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. The risks of foreign investments should be considered carefully by an investor in the Fund.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. It is the current policy of the Fund not to invest at the time of purchase more than 20% of its total assets in securities subject to repurchase agreements. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


BORROWING AND REVERSE REPURCHASE AGREEMENTS



     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the

Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.



     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


LENDING OF SECURITIES


     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and that such loans are callable at anytime by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.



     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.



     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.



     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close out the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.



     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.



     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency equity or fixed-income market changes and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.


     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.



     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.



     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.

Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.



     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or
      (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.



   3. Issuer senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.



   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.



   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Investment in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.



  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset

Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to
1632 Morning Mountain Road                  August 1996, Chairman, Chief Executive
Raleigh, NC 27614                           Officer and President, MDT Corporation (now
Date of Birth: 07/14/32                     known as Getinge/Castle, Inc., a subsidiary
                                            of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter & Co.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation. Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Prior to March of 1999, Director of Morgan
                                            Stanley Dean Witter Distributors, Inc. Prior
                                            to January 1999, Chairman of Dean Witter
                                            Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, Mr. DeMartini was President
                                            and Chief Operating Officer of Morgan Stanley
                                            Dean Witter Individual Asset Management and
                                            Director of Morgan Stanley Dean Witter Trust
                                            FSB. Formerly Vice Chairman of the Board of
                                            the National Association of Securities
                                            Dealers, Inc. and Chairman of the Board of
                                            the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley
                                            Dean Witter Funds and Trustee/ Director of
                                            each of the funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Prior to 1997,
233 South Wacker Drive                      Partner, Ray & Berndtson, Inc., an executive
Suite 7000                                  recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN
Date of Birth: 06/03/48                     AMRO, N.A., a Dutch bank holding company.
                                            Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice
                                            Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago.
                                            Prior to 1996, Trustee of The International
                                            House Board. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Formerly, advisor to
Washington, D.C. 20036                      the Dennis Trading Group Inc. Prior to 1992,
Date of Birth: 02/29/52                     President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser. President,
Date of Birth: 02/13/36                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. ("SIPC").
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Don G. Powell*............................  Currently a member of the board of governors
2800 Post Oak Blvd.                         and executive committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Prior to January 1999, Chairman of
                                            the Investment Company Institute and Chairman
                                            and Director of Van Kampen Investments, the
                                            Advisers, the Distributor, Investor Services,
                                            Van Kampen Advisors Inc., Van Kampen
                                            Recordkeeping Services, Inc., American
                                            Capital Contractual Services, Inc., Van
                                            Kampen Merritt Equity Advisors Corp., Van
                                            Kampen Insurance Agency of Illinois Inc., Van
                                            Kampen System Inc., Van Kampen Trust Company,
                                            Van Kampen Services Inc. and Van Kampen
                                            Exchange Corp. Prior to July 1998, Director
                                            and Chairman of VK/AC Holding, Inc. Prior to
                                            April 1997, Chairman, President and Director
                                            of Van Kampen Merritt Equity Holdings Corp.
                                            Prior to November 1996, President, Chief
                                            Executive Officer and Director of VK/AC
                                            Holding, Inc. Prior to September 1996,
                                            Chairman and Director of McCarthy, Crisanti &
                                            Maffei, Inc. and McCarthy, Crisanti & Maffei
                                            Acquisition Corporation. Prior to July 1996,
                                            Chairman and Director of VSM Inc. and VCJ
                                            Inc., and Chairman, President and Director of
                                            American Capital Shareholders Corporation.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex and Trustee of other funds
                                            advised by the Advisers or Van Kampen
                                            Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company, and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a
                                            paper manufacturing company. Formerly,
                                            President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc.,
                                            an environmental services company.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996,
Sears Tower                                 President of Advance Ross Corporation.
233 South Wacker Drive                      Director of 3Com Corporation, APAC Customer
Suite 9700                                  Services, Inc. and COMARCO, Inc.
Chicago, IL 60606                           Trustee/Director of each of the Funds in the
Date of Birth: 10/29/53                     Fund Complex.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  President                            Officer and a Director of the Advisers, Van
                                       Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Prior to July 1998, Director and Executive
                                       Vice President of VK/AC Holding, Inc. Prior to
                                       April 1998, President and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April
                                       1997, Mr. McDonnell was Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       1996, Mr. McDonnell was Chief Executive Officer
                                       and Director of MCM Group, Inc. and McCarthy,
                                       Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM
                                       (Europe) Limited. Prior to July 1996, Mr.
                                       McDonnell was President, Chief Operating Officer
                                       and Trustee of VSM Inc. and VCJ Inc. President of
                                       each of the funds in the Fund Complex. President,
                                       Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies
                                       advised by the Advisers or Van Kampen Management
                                       Inc.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to September 1996, a Director of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Mr. Hegel was Director of VSM Inc. Vice
                                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van
  Date of Birth: 11/10/44              Kampen Investments. Executive Vice President of
  Vice President                       the Advisers and the Distributor. President and
                                       Director of Investor Services. President, Chief
                                       Operating Officer and Director of Van Kampen
                                       Recordkeeping Services Inc. President, Chief
                                       Executive Officer and Director of Van Kampen
                                       Trust Company. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Vice President, Associate General Counsel and
  Date of Birth: 03/01/65              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Investor Services,
                                       American Capital Contractual Services, Inc., Van
                                       Kampen Management Inc., Van Kampen Exchange
                                       Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services
                                       Inc. Prior to July 1998, Senior Vice President,
                                       Deputy General Counsel and Assistant Secretary of
                                       VK/AC Holding, Inc. Prior to April 1998, Senior
                                       Vice President, Deputy General Counsel and
                                       Secretary of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van
                                       Kampen Merritt Holdings Corp. Prior to September
                                       1996, Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Senior Vice President, Deputy General
                                       Counsel and Secretary of VSM Inc. and VCJ Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments, Van
  Date of Birth: 10/16/64              Kampen Management Inc. and the Advisers.
  Assistant Treasurer                  Assistant Treasurer of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                           Fund Complex
                                           ---------------------------------------------
                                                            Aggregate
                                            Aggregate       Estimated
                                           Pension or        Maximum           Total
                            Aggregate      Retirement        Annual        Compensation
                          Compensation      Benefits      Benefits from       before
                             before        Accrued as       the Fund       Deferral from
                          Deferral from      Part of          Upon             Fund
        Name(1)            the Fund(2)     Expenses(3)    Retirement(4)     Complex(5)
        -------           -------------    -----------    -------------    -------------
J. Miles Branagan                            $35,691         $60,000         $125,200
Linda Hutton Heagy                             3,861          60,000          112,800
R. Craig Kennedy                               2,652          60,000          125,200
Jack E. Nelson                                18,385          60,000          125,200
Phillip B. Rooney                              6,002          60,000          125,200
Dr. Fernando Sisto                            68,615          60,000          125,200
Wayne W. Whalen                               12,658          60,000          125,200
Paul G. Yovovich(1)                                0          60,000           25,300


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a complete fiscal year of information to report in this table. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. As of March 31, 1999, the Small Cap Value Fund had not commenced investment operations and, accordingly, no trustees receive compensation related to its operation. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from
    all six operating series of the Trust is as follows: Mr. Branagan, $       ;
    Ms. Heagy, $       ; Mr. Kennedy, $       ; Mr. Nelson, $       ; Mr.
    Rooney, $       ; Dr. Sisto, $       ; and Mr. Whalen, $       . The details
    of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan,
    $       ; Dr. Caruso, $       ; Mr. Gaughan, $       ; Ms. Heagy, $       ;
    Mr. Kennedy, $       ; Mr. Lipshie,

    $   ; Mr. Miller, $       ; Mr. Nelson, $       ; Mr. Rees, $       ; Mr.
    Robinson, $       ; Mr. Rooney, $       ; Dr. Sisto, Mr. Vernon, $       ;
    and Mr. Whalen, $       . The details of cumulative deferred compensation
    (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of                , the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.

                                    TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................    3/31
Great American Companies Fund.............    3/31
Growth Fund...............................    3/31
Mid Cap Value Fund........................    3/31
Prospector Fund...........................    3/31
Small Cap Value Fund......................    3/31
Utility Fund..............................    3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
 Trust Total..............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                     TABLE B



                    1999 AGGREGATE COMPENSATION DEFERRED FROM


                            THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................   3/31
Great American Companies Fund.............   3/31
Growth Fund...............................   3/31
Mid Cap Value Fund........................   3/31
Prospector Fund...........................   3/31
Small Cap Value Fund......................   3/31
Utility Fund..............................   3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
 Trust Total..............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.

                                    TABLE C



                     1999 CUMULATIVE COMPENSATION DEFERRED


                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                      CURRENT TRUSTEES
                             FISCAL     -----------------------------------------------------------------------------
         FUND NAME          YEAR-END*   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN    YOVOVICH
         ---------          ---------   --------    -----    -------   ------    ------   -----    ------    --------
Aggressive Growth Fund.....   3/31
Great American Companies
 Fund......................   3/31
Growth Fund................   3/31
Mid Cap Value Fund.........   3/31
Prospector Fund............   3/31
Small Cap Value Fund.......   3/31
Utility Fund...............   3/31
                                        -------    -------   -------   -------   ------   ------   -------   -------
 Trust Total...............

                                        FORMER TRUSTEES
                             -------------------------------------
         FUND NAME           GAUGHAN   MILLER     REES    ROBINSON
         ---------           -------   ------     ----    --------
Aggressive Growth Fund.....
Great American Companies
 Fund......................
Growth Fund................
Mid Cap Value Fund.........
Prospector Fund............
Small Cap Value Fund.......
Utility Fund...............
                             ------    -------   ------   -------
 Trust Total...............


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
                       FUND NAME                         BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
                       ---------                         --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund.................................    1996     1996     1996      1996     1997    1996     1996      1998
Great American Companies Fund..........................    1995     1995     1995      1995     1997    1995     1995      1998
Growth Fund............................................    1995     1995     1995      1995     1997    1995     1995      1998
Mid Cap Value Fund.....................................    1995     1995     1995      1995     1997    1995     1995      1998
Prospector Fund........................................    1995     1995     1995      1995     1997    1995     1995      1998
Small Cap Value Fund...................................    1999     1999     1999      1999     1999    1999     1999      1999
Utility Fund...........................................    1995     1995     1993      1993     1997    1995     1993      1998
                                                           ----     ----     ----      ----     ----    ----     ----


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million of average daily net assets; and 0.65% on the average daily net assets over $1 billion.


     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, the Adviser received $       , $628,501 and $0,
respectively, in advisory fees from the Fund.



OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Advisory Corp. received $          , $39,500 and
$19,600, respectively, in accounting services fees from the Fund.

     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Van Kampen Investments received $       , $10,600 and
$0, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................       $                  $
Fiscal year ended June 30, 1998........................       $  236,777         $ 38,227
Fiscal year ended June 30, 1997........................       $1,336,549         $204,700

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the

Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other
shareholders of such class. As of March 31, 1999, there were $       and
$       of unreimbursed distribution-related expenses with respect to Class B
Shares and Class C Shares, respectively, representing    % and    % of the
Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.



     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses
paid under the Plans for Class A Shares were $       or   % of the Class A
Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans
for Class B Shares were $       or   % of the Class B Shares' average daily net
assets. Such expenses were paid to reimburse the Distributor for the following
payments: $       for commissions and transaction fees paid to financial
intermediaries in respect of sales of Class B Shares of the Fund and $       for
fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B

Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate
expenses paid under the Plans for Class C Shares were $       or   % of the
Class C Shares' average daily net assets. Such expenses were paid to reimburse
the Distributor for the following payments: $       for commissions and
transaction fees paid to financial intermediaries in respect of sales of Class C
Shares of the Fund and $       for fees paid to financial intermediaries for
servicing Class C shareholders and administering the Class C Share Plans.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating
$          , $412,300 and $215,900, respectively for these services. Prior to
1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                      Affiliated
                                                                        Brokers
                                                                   -----------------
                                                         All       Morgan     Dean
                                                       Brokers     Stanley   Witter
                                                       -------     -------   ------
Fiscal period ended March 31, 1999.................   $             $        $   --
Fiscal year ended June 30, 1998....................   $  259,035    $  0     $   --
Fiscal year ended June 30, 1997....................   $  131,274    $116     $
Fiscal 1999 Percentages:
  Commissions with affiliate to total
     commissions...................................                  0.0%         0%
  Value of brokerage transactions with affiliate to
     total
     transactions..................................                    0%         0%



     During the fiscal period ended March 31, 1999, the Fund paid $          in
brokerage commissions on transactions totaling $          to brokers selected
primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department has issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar

Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended
March 31, 1999 was   % and (ii) the approximately three-year, three-month period since December 27, 1995, the commencement of investment operations for Class A
Shares of the Fund, through March 31, 1999 was   %.



     The Class A shares cumulative non-standardized total return, including payments of the maximum sales charge, with respect to the Class A Shares from
its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to March 31, 1999 was   %.

CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year
period ended March 31, 1999 was      % and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class B Shares of the Fund, through March 31, 1999 was   %.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from
its inception to March 31, 1999 was   %.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year
period ended March 31, 1999 was   %, and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class C Shares of the Fund, through March 31, 1999 was   %.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from
its inception to March 31, 1999 was   %.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                                PROSPECTOR FUND



     Van Kampen Prospector Fund (the "Fund") is a mutual fund with an investment objective to seek capital growth and income. The Fund's management seeks to achieve the investment objective by investing primarily in a diversified portfolio of income-producing equity securities, including dividend-paying common and preferred stocks and income securities convertible into common or preferred stocks.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust Fund, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-4
Strategic Transactions......................................    B-7
Investment Restrictions.....................................    B-15
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-29
Other Agreements............................................    B-30
Distribution and Service....................................    B-30
Transfer Agent..............................................    B-34
Portfolio Transactions and Brokerage Allocation.............    B-34
Shareholder Services........................................    B-36
Redemption of Shares........................................    B-38
Contingent Deferred Sales Charge-Class A....................    B-39
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-39
Taxation....................................................    B-41
Fund Performance............................................    B-46
Other Information...........................................    B-49
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



 THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED                     , 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.



     The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.



     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Prospector Fund on September 7, 1995. On July 14, 1998, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of              , 1999, no person was known by the Fund to own
beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                    Amount of
                                                   Ownership at         Class        Percentage
         Name and Address of Holder                   , 1999          of Shares      Ownership
         --------------------------               --------------      ---------      ----------
Van Kampen Investments Inc..................
Attn: Dominick Cogliandro
One Chase Manhattan Plaza
37th Floor
New York, NY 10005-1401

------------------------------------


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. It is the current policy of the Fund not to invest at the time of purchase more than 20% of its total assets in securities subject to repurchase agreements. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


BORROWING AND REVERSE REPURCHASE AGREEMENTS



     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.



     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.



LENDING OF SECURITIES



     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and that such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.



     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.



     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.



     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close out the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.



     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.



     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.



     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.



     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and any combination of futures, options, and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.



     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


      1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.



      2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.



      3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions techniques.



      4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
        (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.



      5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.



      6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



      7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



      8. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest in interests in oil, gas, or other mineral exploration or development programs except pursuant to the exercise by the Fund of its right under agreements relating to portfolio securities.



     10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).

                                    TRUSTEES

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to
1632 Morning Mountain Road                  August 1996, Chairman, Chief Executive
Raleigh, NC 27614                           Officer and President, MDT Corporation (now
Date of Birth: 07/14/32                     known as Getinge/Castle, Inc., a subsidiary
                                            of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter & Co.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation. Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Prior to March of 1999, Director of Morgan
                                            Stanley Dean Witter Distributors, Inc. Prior
                                            to January 1999, Chairman of Dean Witter
                                            Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, Mr. DeMartini was President
                                            and Chief Operating Officer of Morgan Stanley
                                            Dean Witter Individual Asset Management and
                                            Director of Morgan Stanley Dean Witter Trust
                                            FSB. Formerly Vice Chairman of the Board of
                                            the National Association of Securities
                                            Dealers, Inc. and Chairman of the Board of
                                            the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley
                                            Dean Witter Funds and Trustee/ Director of
                                            each of the funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Prior to 1997,
233 South Wacker Drive                      Partner, Ray & Berndtson, Inc., an executive
Suite 7000                                  recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN
Date of Birth: 06/03/48                     AMRO, N.A., a Dutch bank holding company.
                                            Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice
                                            Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago.
                                            Prior to 1996, Trustee of The International
                                            House Board. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Formerly, advisor to
Washington, D.C. 20036                      the Dennis Trading Group Inc. Prior to 1992,
Date of Birth: 02/29/52                     President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser. President,
Date of Birth: 02/13/36                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. ("SIPC").
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Don G. Powell*............................  Currently a member of the board of governors
2800 Post Oak Blvd.                         and executive committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Prior to January 1999, Chairman of
                                            the Investment Company Institute and Chairman
                                            and Director of Van Kampen Investments, the
                                            Advisers, the Distributor, Investor Services,
                                            Van Kampen Advisors Inc., Van Kampen
                                            Recordkeeping Services, Inc., American
                                            Capital Contractual Services, Inc., Van
                                            Kampen Merritt Equity Advisors Corp., Van
                                            Kampen Insurance Agency of Illinois Inc., Van
                                            Kampen System Inc., Van Kampen Trust Company,
                                            Van Kampen Services Inc. and Van Kampen
                                            Exchange Corp. Prior to July 1998, Director
                                            and Chairman of VK/AC Holding, Inc. Prior to
                                            April 1997, Chairman, President and Director
                                            of Van Kampen Merritt Equity Holdings Corp.
                                            Prior to November 1996, President, Chief
                                            Executive Officer and Director of VK/AC
                                            Holding, Inc. Prior to September 1996,
                                            Chairman and Director of McCarthy, Crisanti &
                                            Maffei, Inc. and McCarthy, Crisanti & Maffei
                                            Acquisition Corporation. Prior to July 1996,
                                            Chairman and Director of VSM Inc. and VCJ
                                            Inc., and Chairman, President and Director of
                                            American Capital Shareholders Corporation.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex and Trustee of other funds
                                            advised by the Advisers or Van Kampen
                                            Management Inc.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company, and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a
                                            paper manufacturing company. Formerly,
                                            President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc.,
                                            an environmental services company.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996,
Sears Tower                                 President of Advance Ross Corporation.
233 South Wacker Drive                      Director of 3Com Corporation, APAC Customer
Suite 9700                                  Services, Inc. and COMARCO, Inc.
Chicago, IL 60606                           Trustee/Director of each of the Funds in the
Date of Birth: 10/29/53                     Fund Complex.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  President                            Officer and a Director of the Advisers, Van
                                       Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Prior to July 1998, Director and Executive
                                       Vice President of VK/AC Holding, Inc. Prior to
                                       April 1998, President and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April
                                       1997, Mr. McDonnell was Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       1996, Mr. McDonnell was Chief Executive Officer
                                       and Director of MCM Group, Inc. and McCarthy,
                                       Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM
                                       (Europe) Limited. Prior to July 1996, Mr.
                                       McDonnell was President, Chief Operating Officer
                                       and Trustee of VSM Inc. and VCJ Inc. President of
                                       each of the funds in the Fund Complex. President,
                                       Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies
                                       advised by the Advisers or Van Kampen Management
                                       Inc.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to September 1996, a Director of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Mr. Hegel was Director of VSM Inc. Vice
                                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van
  Date of Birth: 11/10/44              Kampen Investments. Executive Vice President of
  Vice President                       the Advisers and the Distributor. President and
                                       Director of Investor Services. President, Chief
                                       Operating Officer and Director of Van Kampen
                                       Recordkeeping Services Inc. President, Chief
                                       Executive Officer and Director of Van Kampen
                                       Trust Company. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Vice President, Associate General Counsel and
  Date of Birth: 03/01/65              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Investor Services,
                                       American Capital Contractual Services, Inc., Van
                                       Kampen Management Inc., Van Kampen Exchange
                                       Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services
                                       Inc. Prior to July 1998, Senior Vice President,
                                       Deputy General Counsel and Assistant Secretary of
                                       VK/AC Holding, Inc. Prior to April 1998, Senior
                                       Vice President, Deputy General Counsel and
                                       Secretary of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van
                                       Kampen Merritt Holdings Corp. Prior to September
                                       1996, Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Senior Vice President, Deputy General
                                       Counsel and Secretary of VSM Inc. and VCJ Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments, Van
  Date of Birth: 10/16/64              Kampen Management Inc. and the Advisers.
  Assistant Treasurer                  Assistant Treasurer of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                           Fund Complex
                                           ---------------------------------------------
                                                            Aggregate
                                            Aggregate       Estimated
                                           Pension or        Maximum           Total
                            Aggregate      Retirement        Annual        Compensation
                          Compensation      Benefits      Benefits from       before
                             before        Accrued as       the Fund       Deferral from
                          Deferral from      Part of          Upon             Fund
        Name(1)            the Fund(2)     Expenses(3)    Retirement(4)     Complex(5)
        -------           -------------    -----------    -------------    -------------
J. Miles Branagan            $               $35,691         $60,000         $125,200
Linda Hutton Heagy                             3,861          60,000          112,800
R. Craig Kennedy                               2,652          60,000          125,200
Jack E. Nelson                                18,385          60,000          125,200
Phillip B. Rooney                              6,002          60,000          125,200
Dr. Fernando Sisto                            68,615          60,000          125,200
Wayne W. Whalen                               12,658          60,000          125,200
Paul G. Yovovich(1)                                0          60,000           25,300


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a complete fiscal year of information to report in this table. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. As of March 31, 1999, the Small Cap Value Fund had not commenced investment operations and, accordingly, no trustees receive compensation related to its operation. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from
    all six operating series of the Trust is as follows: Mr. Branagan, $       ;
    Ms. Heagy, $       ; Mr. Kennedy, $       ; Mr. Nelson, $       ; Mr.
    Rooney, $       ; Dr. Sisto, $       ; and Mr. Whalen, $       . The details
    of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan,
    $       ; Dr. Caruso, $       ; Mr. Gaughan, $       ; Ms. Heagy, $       ;
    Mr. Kennedy, $       ; Mr. Lipshie,

$   ; Mr. Miller, $       ; Mr. Nelson, $       ; Mr. Rees, $       ; Mr.
Robinson, $       ; Mr. Rooney, $       ; Dr. Sisto, Mr. Vernon, $       ; and
Mr. Whalen, $       . The details of cumulative deferred compensation (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.



     As of                , the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.

                                    TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                              TRUSTEE
                                   FISCAL     ------------------------------------------------------------------------
            FUND NAME             YEAR-END*   BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
            ---------             ---------   --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund...........    3/31
Great American Companies Fund....    3/31
Growth Fund......................    3/31
Mid Cap Value Fund...............    3/31
Prospector Fund..................    3/31
Small Cap Value Fund.............    3/31
Utility Fund.....................    3/31
                                              --------   -----   -------   ------   ------   -----   ------   --------
  Trust Total....................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                     TABLE B



                    1999 AGGREGATE COMPENSATION DEFERRED FROM


                            THE TRUST AND EACH SERIES



                                                                              TRUSTEE
                                   FISCAL     ------------------------------------------------------------------------
            FUND NAME             YEAR-END*   BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
            ---------             ---------   --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund...........   3/31
Great American Companies Fund....   3/31
Growth Fund......................   3/31
Mid Cap Value Fund...............   3/31
Prospector Fund..................   3/31
Small Cap Value Fund.............   3/31
Utility Fund.....................   3/31
                                              --------   -----   -------   ------   ------   -----   ------   --------
  Trust Total....................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.

                                    TABLE C



                     1999 CUMULATIVE COMPENSATION DEFERRED


                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                   CURRENT TRUSTEES
                            FISCAL     ------------------------------------------------------------------------
        FUND NAME          YEAR-END*   BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
        ---------          ---------   --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund....   3/31
Great American Companies
 Fund.....................   3/31
Growth Fund...............   3/31
Mid Cap Value Fund........   3/31
Prospector Fund...........   3/31
Small Cap Value Fund......   3/31
Utility Fund..............   3/31
                                       --------   -----   -------   ------   ------   -----   ------   --------
 Trust Total..............

                                     FORMER TRUSTEES
                            ----------------------------------
        FUND NAME           GAUGHAN   MILLER   REES   ROBINSON
        ---------           -------   ------   ----   --------
Aggressive Growth Fund....
Great American Companies
 Fund.....................
Growth Fund...............
Mid Cap Value Fund........
Prospector Fund...........
Small Cap Value Fund......
Utility Fund..............
                            -------   ------   ----   --------
 Trust Total..............


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                             TRUSTEE
                                             ------------------------------------------------------------------------
                 FUND NAME                   BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
                 ---------                   --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund.....................    1996     1996     1996      1996     1997    1996     1996      1998
Great American Companies Fund..............    1995     1995     1995      1995     1997    1995     1995      1998
Growth Fund................................    1995     1995     1995      1995     1997    1995     1995      1998
Mid Cap Value Fund.........................    1995     1995     1995      1995     1997    1995     1995      1998
Prospector Fund............................    1995     1995     1995      1995     1997    1995     1995      1998
Small Cap Value Fund.......................    1999     1999     1999      1999     1999    1999     1999      1999
Utility Fund...............................    1995     1995     1993      1993     1997    1995     1993      1998
                                               ----     ----     ----      ----     ----    ----     ----      ----

INVESTMENT ADVISORY AGREEMENT



     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.70% on the first $500 million of average daily net assets; 0.65% on the next $500 million of average daily net assets and 0.60% on the average daily net assets over $1 billion.



     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended 1998 and 1997, the Adviser received no advisory fees from the Fund after fee waivers.

OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Advisory Corp. received $0, $0 and $0, respectively, in accounting services fees from the Fund.



     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Van Kampen Investments received $0, $0 and $0, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................           $0                $0
Fiscal year ended June 30, 1998........................           $0                $0
Fiscal year ended June 30, 1997........................           $0                $0


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.



     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of March 31, 1999, there were $0 and $0 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.



     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class A Shares were $0 or 0.0% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class B Shares were $0 or 0% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans for Class C Shares were $0 or 0% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $0 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $0 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



TRANSFER AGENT



     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating $0, $0 and $0, respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the

Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                         Affiliated Brokers
                                                                         -------------------
                                                                 All      Morgan      Dean
                                                               Brokers   Stanley     Witter
                                                               -------   -------     ------
Fiscal period ended March 31, 1999..........................     $0          $0        $0
Fiscal year ended June 30, 1997.............................     $0         $0         $0
Fiscal year ended June 30, 1996.............................     $0         $0         $0
Fiscal 1999 Percentages:
  Commissions with affiliate to total commissions...........               0.0%            0%
  Value of brokerage transactions with affiliate to total
    transactions............................................                 0%         0%



     During the fiscal period ended March 31, 1999, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."


     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department has issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.


     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended
March 31, 1999 was    %, and (ii) the approximately three-year, three-month
period since December 27, 1995, the commencement of investment operations for
Class A shares of the Fund, through March 31, 1999 was    %.



     The Class A shares cumulative non-standardized total return, including payments of the maximum sales charge, with respect to the Class A Shares from
its inception to March 31, 1999 was      %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to March 31, 1999 was      %.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31,

1999 was    %, and (ii) the approximately three-year, three-month period since
December 27, 1995, the commencement of investment operations for Class B Shares
of the Fund, through March 31, 1999 was      %.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B
Shares from its inception to March 31, 1999 was      %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from its inception to March 31, 1999 was 0%.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year
period ended March 31, 1999 was      % and (ii) the approximately three-year,
three-month period since December 27, 1995, the commencement of investment
operations for Class C Shares of the Fund, through March 31, 1999 was      %.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C
Shares from its inception to March 31, 1999 was        %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from
its inception to March 31, 1999 was        %.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

The information in this statement of additional information is not complete and may be changed. The Fund may not sell these securities until the post- effective amendment to the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not a prospectus. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities.


                  SUBJECT TO COMPLETION -- DATED MAY 28, 1999


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN

                             AGGRESSIVE GROWTH FUND



     Van Kampen Aggressive Growth Fund (the "Fund") is a mutual fund with an investment objective to seek capital growth. The Fund's management seeks to achieve the investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.



     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end, management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective and Policies...........................    B-4
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-16
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-29
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-35
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-39
Contingent Deferred Sales Charge-Class A....................    B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................    B-40
Taxation....................................................    B-42
Fund Performance............................................    B-47
Other Information...........................................    B-50
Report of Independent Accountants...........................    F-
Financial Statements........................................    F-
Notes to Financial Statements...............................    F-



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 1999.

GENERAL INFORMATION


     The Trust is an unincorporated business trust established under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio, such as the Fund. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio.



     The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name.



     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Aggressive Growth Fund on April 26, 1996. On July 14, 1998, the Fund adopted its current name.



     Van Kampen Investment Advisory Corp. (the "Adviser" or "Advisory Corp."), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.


     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of              , 1999, no person was known by the Fund to own
beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                               Amount of
                                              Ownership at       Class      Percentage
       Name and Address of Holder                , 1999        of Shares    Ownership
       --------------------------            --------------    ---------    ----------
Van Kampen Trust Company.................
2800 Post Oak Blvd.
Houston, TX 77056
Merrill Lynch Pierce Fenner & Smith
  Inc....................................
For the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484


------------------------------------


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.


INVESTMENT OBJECTIVE AND POLICIES


     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.


REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. The Fund may invest an amount up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


BORROWING AND REVERSE REPURCHASE AGREEMENTS



     The Fund may borrow money for investment purposes. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund may also borrow an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.



     Borrowing by the Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations such as potential changes in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which are volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will establish a segregated account with its custodian in which it will maintain cash or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


LENDING OF SECURITIES


     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to broker-dealers and other financial institutions provided that such loans are at all times secured by collateral that is at least equal to the market value, determined daily, of the loaned securities and such loans are callable at any time by the Fund. The advantage of such loans is that the Fund continues to receive the interest or dividends on the loaned securities, while at the same time earning interest on the collateral which is invested in short-term obligations. The Fund may pay reasonable finders', administrative and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.



     If the borrower fails to return the borrowed securities or maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gains or loss in the market price during the loan would inure to the Fund.



     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS



     The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.



SHORT SALES



     The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box.


PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


STRATEGIC TRANSACTIONS



     The Fund may, but is not required to, use various investment strategies as described below to earn income, facilitate portfolio management, and mitigate risks. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.



     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.



     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the

Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.



     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of these futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.



     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."



     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.



     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.



     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.



     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.



     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close out the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.



     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities.



     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.



     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and related futures on such securities, indices, currencies and futures. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.



     General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.



     The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.



     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.



     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.



     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.



     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.



     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.



     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which Fund expects to have portfolio exposure.



     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the Fund holds securities denominated in Austrian schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.



     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.



     Combined Transactions. Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.



     Risks of Strategic Transactions Outside the United States. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.



     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid securities with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid securities equal to the exercise price.



     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid securities equal to the amount of the Fund's obligation.



     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.



     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash or liquid securities.



     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.



     The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitation and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act.



   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)



   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% of its total assets in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.



   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.



   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.



   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.



   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.



  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.


                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset

Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange
Fund).

                                    TRUSTEES


                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to
1632 Morning Mountain Road                  August 1996, Chairman, Chief Executive
Raleigh, NC 27614                           Officer and President, MDT Corporation (now
Date of Birth: 07/14/32                     known as Getinge/Castle, Inc., a subsidiary
                                            of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services
                                            medical and scientific equipment.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of
Two World Trade Center                      International Private Client Group, a
66th Floor                                  division of Morgan Stanley Dean Witter & Co.
New York, NY 10048                          Director of Dean Witter Reynolds Inc.
Date of Birth: 10/12/52                     Chairman and Director of Dean Witter Capital
                                            Corporation. Chairman, Chief Executive
                                            Officer, President and Director of Dean
                                            Witter Alliance Capital Corporation. Director
                                            of the National Healthcare Resources, Inc.,
                                            Dean Witter Realty Inc., Dean Witter Reynolds
                                            Venture Equities Inc., DW Window Covering
                                            Holding, Inc. and is a member of the Morgan
                                            Stanley Dean Witter Management Committee.
                                            Prior to March of 1999, Director of Morgan
                                            Stanley Dean Witter Distributors, Inc. Prior
                                            to January 1999, Chairman of Dean Witter
                                            Futures & Currency Management Inc. and
                                            Demeter Management Corporation. Prior to
                                            December 1998, Mr. DeMartini was President
                                            and Chief Operating Officer of Morgan Stanley
                                            Dean Witter Individual Asset Management and
                                            Director of Morgan Stanley Dean Witter Trust
                                            FSB. Formerly Vice Chairman of the Board of
                                            the National Association of Securities
                                            Dealers, Inc. and Chairman of the Board of
                                            the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley
                                            Dean Witter Funds and Trustee/ Director of
                                            each of the funds in the Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an
Sears Tower                                 executive search firm. Prior to 1997,
233 South Wacker Drive                      Partner, Ray & Berndtson, Inc., an executive
Suite 7000                                  recruiting and management consulting firm.
Chicago, IL 60606                           Formerly, Executive Vice President of ABN
Date of Birth: 06/03/48                     AMRO, N.A., a Dutch bank holding company.
                                            Prior to 1992, Executive Vice President of La
                                            Salle National Bank. Trustee on the
                                            University of Chicago Hospitals Board, Vice
                                            Chair of the Board of The YMCA of
                                            Metropolitan Chicago and a member of the
                                            Women's Board of the University of Chicago.
                                            Prior to 1996, Trustee of The International
                                            House Board. Trustee/Director of each of the
                                            funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States. Formerly, advisor to
Washington, D.C. 20036                      the Dennis Trading Group Inc. Prior to 1992,
Date of Birth: 02/29/52                     President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation. Trustee/Director of each of the
                                            funds in the Fund Complex.
Jack E. Nelson............................  President, Nelson Investment Planning
423 Country Club Drive                      Services, Inc., a financial planning company
Winter Park, FL 32789                       and registered investment adviser. President,
Date of Birth: 02/13/36                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. ("SIPC").
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Don G. Powell*............................  Currently a member of the board of governors
2800 Post Oak Blvd.                         and executive committee for the Investment
Houston, TX 77056                           Company Institute, and a member of the Board
Date of Birth: 10/19/39                     of Trustees of the Houston Museum of Natural
                                            Science. Prior to January 1999, Chairman of
                                            the Investment Company Institute and Chairman
                                            and Director of Van Kampen Investments, the
                                            Advisers, the Distributor, Investor Services,
                                            Van Kampen Advisors Inc., Van Kampen
                                            Recordkeeping Services, Inc., American
                                            Capital Contractual Services, Inc., Van
                                            Kampen Merritt Equity Advisors Corp., Van
                                            Kampen Insurance Agency of Illinois Inc., Van
                                            Kampen System Inc., Van Kampen Trust Company,
                                            Van Kampen Services Inc. and Van Kampen
                                            Exchange Corp. Prior to July 1998, Director
                                            and Chairman of VK/AC Holding, Inc. Prior to
                                            April 1997, Chairman, President and Director
                                            of Van Kampen Merritt Equity Holdings Corp.
                                            Prior to November 1996, President, Chief
                                            Executive Officer and Director of VK/AC
                                            Holding, Inc. Prior to September 1996,
                                            Chairman and Director of McCarthy, Crisanti &
                                            Maffei, Inc. and McCarthy, Crisanti & Maffei
                                            Acquisition Corporation. Prior to July 1996,
                                            Chairman and Director of VSM Inc. and VCJ
                                            Inc., and Chairman, President and Director of
                                            American Capital Shareholders Corporation.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex and Trustee of other funds
                                            advised by the Advisers or Van Kampen
                                            Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The
One ServiceMaster Way                       ServiceMaster Company, a business and
Downers Grove, IL 60515                     consumer services company. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
                                            company, and the Urban Shopping Centers Inc.,
                                            a retail mall management company. Trustee,
                                            University of Notre Dame. Prior to 1998,
                                            Director of Stone Smurfit Container Corp., a
                                            paper manufacturing company. Formerly,
                                            President, Chief Executive Officer and Chief
                                            Operating Officer of Waste Management, Inc.,
                                            an environmental services company.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                      Principal Occupations or
          Name, Address and Age                      Employment in Past 5 Years
          ---------------------                      --------------------------
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean
155 Hickory Lane                            of the Graduate School, Stevens Institute of
Closter, NJ 07624                           Technology. Director, Dynalysis of Princeton,
Date of Birth: 08/02/24                     a firm engaged in engineering research.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex, and
Date of Birth: 08/22/39                     other open-end and closed-end funds advised
                                            by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex, and Trustee/Managing General
                                            Partner of other open-end and closed-end
                                            funds advised by the Advisers or Van Kampen
                                            Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996,
Sears Tower                                 President of Advance Ross Corporation.
233 South Wacker Drive                      Director of 3Com Corporation, APAC Customer
Suite 9700                                  Services, Inc. and COMARCO, Inc.
Chicago, IL 60606                           Trustee/Director of each of the Funds in the
Date of Birth: 10/29/53                     Fund Complex.


------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their current or former positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS

     Messrs. McDonnell, Hegel, Sullivan, Wood, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.


      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------

Dennis J. McDonnell..................  Executive Vice President and Director of Van
  Date of Birth: 05/20/42              Kampen Investments. President, Chief Operating
  President                            Officer and a Director of the Advisers, Van
                                       Kampen Advisors Inc., and Van Kampen Management
                                       Inc. Prior to July 1998, Director and Executive
                                       Vice President of VK/AC Holding, Inc. Prior to
                                       April 1998, President and Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April
                                       1997, Mr. McDonnell was Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September
                                       1996, Mr. McDonnell was Chief Executive Officer
                                       and Director of MCM Group, Inc. and McCarthy,
                                       Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM
                                       (Europe) Limited. Prior to July 1996, Mr.
                                       McDonnell was President, Chief Operating Officer
                                       and Trustee of VSM Inc. and VCJ Inc. President of
                                       each of the funds in the Fund Complex. President,
                                       Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies
                                       advised by the Advisers or Van Kampen Management
                                       Inc.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van
  Date of Birth: 06/25/56              Kampen Management Inc. and Van Kampen Advisors
  Vice President                       Inc. Prior to September 1996, a Director of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Mr. Hegel was Director of VSM Inc. Vice
                                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments
  Date of Birth: 08/20/55              and the Advisers. Treasurer, Vice President and
  Treasurer, Vice President and Chief  Chief Financial Officer of each of the funds in
  Financial Officer                    the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46              President and Chief Accounting Officer of each of
  Vice President and Chief Accounting  the funds in the Fund Complex and certain other
  Officer                              investment companies advised by the Advisers or
                                       their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Paul R. Wolkenberg...................  Executive Vice President and Director of Van
  Date of Birth: 11/10/44              Kampen Investments. Executive Vice President of
  Vice President                       the Advisers and the Distributor. President and
                                       Director of Investor Services. President, Chief
                                       Operating Officer and Director of Van Kampen
                                       Recordkeeping Services Inc. President, Chief
                                       Executive Officer and Director of Van Kampen
                                       Trust Company. Prior to July 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior
  Vice President                       Vice President and Chief Operating Officer of the
                                       Distributor. Vice President of each of the funds
                                       in the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the
  Date of Birth: 11/19/59              Advisers. Controller of each of the funds in the
  Controller                           Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Nicholas Dalmaso.....................  Vice President, Associate General Counsel and
  Date of Birth: 03/01/65              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

      Name, Age, Positions and                       Principal Occupations
          Offices with Fund                           During Past 5 Years
      ------------------------                       ---------------------
Scott E. Martin......................  Senior Vice President, Deputy General Counsel and
  Date of Birth: 08/20/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Investor Services,
                                       American Capital Contractual Services, Inc., Van
                                       Kampen Management Inc., Van Kampen Exchange
                                       Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen
                                       System Inc. and Van Kampen Recordkeeping Services
                                       Inc. Prior to July 1998, Senior Vice President,
                                       Deputy General Counsel and Assistant Secretary of
                                       VK/AC Holding, Inc. Prior to April 1998, Senior
                                       Vice President, Deputy General Counsel and
                                       Secretary of Van Kampen Merritt Equity Advisors
                                       Corp. Prior to April 1997, Senior Vice President,
                                       Deputy General Counsel and Secretary of Van
                                       Kampen American Capital Services, Inc. and Van
                                       Kampen Merritt Holdings Corp. Prior to September
                                       1996, Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc. Prior to July
                                       1996, Senior Vice President, Deputy General
                                       Counsel and Secretary of VSM Inc. and VCJ Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and
  Date of Birth: 06/15/56              Assistant Secretary of Van Kampen Investments,
  Assistant Secretary                  the Advisers, the Distributor, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Assistant Secretary of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments, Van
  Date of Birth: 10/16/64              Kampen Management Inc. and the Advisers.
  Assistant Treasurer                  Assistant Treasurer of each of the funds in the
                                       Fund Complex and other investment companies
                                       advised by the Advisers or their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of Van Kampen
  Date of Birth: 03/30/33              Investments, the Advisers and Van Kampen
  Assistant Controller                 Management Inc. Assistant Controller of each of
                                       the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or
                                       their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the Van Kampen Series Fund, Inc.) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                           Fund Complex
                                           ---------------------------------------------
                                                            Aggregate
                                            Aggregate       Estimated
                                           Pension or        Maximum           Total
                            Aggregate      Retirement        Annual        Compensation
                          Compensation      Benefits      Benefits from       before
                             before        Accrued as       the Fund       Deferral from
                          Deferral from      Part of          Upon             Fund
        Name(1)            the Fund(2)     Expenses(3)    Retirement(4)     Complex(5)
        -------           -------------    -----------    -------------    -------------
J. Miles Branagan                            $35,691         $60,000         $125,200
Linda Hutton Heagy                             3,861          60,000          112,800
R. Craig Kennedy                               2,652          60,000          125,200
Jack E. Nelson                                18,385          60,000          125,200
Phillip B. Rooney                              6,002          60,000          125,200
Dr. Fernando Sisto                            68,615          60,000          125,200
Wayne W. Whalen                               12,658          60,000          125,200
Paul G. Yovovich(1)                                0          60,000           25,300


------------------------------------


(1) Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore does not have a complete fiscal year of information to report in this table. Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral from all six operating series of the Trust with respect to the Trust's fiscal period ended March 31, 1999. As of March 31, 1999, the Small Cap Value Fund had not commenced investment operations and, accordingly, no trustees receive compensation related to its operation. The details of aggregate compensation before deferral for each series are shown in Table A below. Certain trustees deferred compensation from the Trust during the fiscal period ended March 31, 1999; the aggregate compensation deferred from
    all six operating series of the Trust is as follows: Mr. Branagan, $       ;
    Ms. Heagy, $       ; Mr. Kennedy, $       ; Mr. Nelson, $       ; Mr.
    Rooney, $       ; Dr. Sisto, $       ; and Mr. Whalen, $       . The details
    of amounts deferred for each series are shown in Table B below. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from all six operating series of the Trust as of the Trust's fiscal period ended March 31, 1999 is as follows: Mr. Branagan,
    $       ; Dr. Caruso, $       ; Mr. Gaughan, $       ; Ms. Heagy, $       ;
    Mr. Kennedy, $       ; Mr. Lipshie,

    $   ; Mr. Miller, $       ; Mr. Nelson, $       ; Mr. Rees, $       ; Mr.
    Robinson, $       ; Mr. Rooney, $       ; Dr. Sisto, Mr. Vernon, $       ;
    and Mr. Whalen, $       . The details of cumulative deferred compensation
    (including interest) for each series of the Trust are shown in Table C. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table. Each Non-Affiliated Trustee has served as a member of the Board of Trustees since the year set forth in Table D below.



(5) The amounts shown in this column represent the aggregate compensation paid by all funds in the Fund Complex as of December 31, 1998 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1998. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $285,825 during the calendar year ended December 31, 1998.

                                    TABLE A



           1999 AGGREGATE COMPENSATION FROM THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................    3/31
Great American Companies Fund.............    3/31
Growth Fund...............................    3/31
Mid Cap Value Fund........................    3/31
Prospector Fund...........................    3/31
Small Cap Value Fund......................    3/31
Utility Fund..............................    3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
 Trust Total..............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                     TABLE B



                    1999 AGGREGATE COMPENSATION DEFERRED FROM


                            THE TRUST AND EACH SERIES



                                                                                        TRUSTEE
                                            FISCAL     --------------------------------------------------------------------------
                FUND NAME                  YEAR-END*   BRANAGAN   HEAGY    KENNEDY   NELSON   ROONEY   SISTO    WHALEN   YOVOVICH
                ---------                  ---------   --------   -----    -------   ------   ------   -----    ------   --------
Aggressive Growth Fund....................    3/31
Great American Companies Fund.............    3/31
Growth Fund...............................    3/31
Mid Cap Value Fund........................    3/31
Prospector Fund...........................    3/31
Small Cap Value Fund......................    3/31
Utility Fund..............................    3/31
                                                        ------    ------   ------    ------   ------   ------   ------    ------
 Trust Total..............................


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.

                                    TABLE C



                     1999 CUMULATIVE COMPENSATION DEFERRED


                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES


                                                                CURRENT TRUSTEES                                   FORMER TRUSTEES
                       FISCAL     -----------------------------------------------------------------------------   -----------------
      FUND NAME       YEAR-END*   BRANAGAN    HEAGY    KENNEDY   NELSON    ROONEY   SISTO    WHALEN    YOVOVICH   GAUGHAN   MILLER
      ---------       ---------   --------    -----    -------   ------    ------   -----    ------    --------   -------   ------
Aggressive Growth
 Fund................   3/31
Great American
 Companies Fund......   3/31
Growth Fund..........   3/31
Mid Cap Value Fund...   3/31
Prospector Fund......   3/31
Small Cap Value
 Fund................   3/31
Utility Fund.........   3/31
                                  -------    -------   -------   -------   ------   ------   -------   -------    ------    -------

                        FORMER TRUSTEES
                       -----------------
      FUND NAME         REES    ROBINSON
      ---------         ----    --------
Aggressive Growth
 Fund................
Great American
 Companies Fund......
Growth Fund..........
Mid Cap Value Fund...
Prospector Fund......
Small Cap Value
 Fund................
Utility Fund.........
                       ------   -------


------------------------------------


* The Fund recently changed its fiscal year-end from June 30 to March 31. Accordingly, the information reported in this column represents information for the nine-month fiscal period ended March 31, 1999.



                                    TABLE D



          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST



                                                                                         TRUSTEE
                                                         ------------------------------------------------------------------------
                       FUND NAME                         BRANAGAN   HEAGY   KENNEDY   NELSON   ROONEY   SISTO   WHALEN   YOVOVICH
                       ---------                         --------   -----   -------   ------   ------   -----   ------   --------
Aggressive Growth Fund.................................    1996     1996     1996      1996     1997    1996     1996      1998
Great American Companies Fund..........................    1995     1995     1995      1995     1997    1995     1995      1998
Growth Fund............................................    1995     1995     1995      1995     1997    1995     1995      1998
Mid Cap Value Fund.....................................    1995     1995     1995      1995     1997    1995     1995      1998
Prospector Fund........................................    1995     1995     1995      1995     1997    1995     1995      1998
Small Cap Value Fund...................................    1999     1999     1999      1999     1999    1999     1999      1999
Utility Fund...........................................    1995     1995     1993      1993     1997    1995     1993      1998
                                                           ----     ----     ----      ----     ----    ----     ----      ----



     As of                , the trustees and officers of the Fund as a group
owned less than 1% of the Shares of the Fund.


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund pays all charges and expenses of its day-to-day operations, including the compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), the charges and expenses of legal counsel and independent accountants, distribution fees, service fees, custodian fees, the costs of providing reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.



     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.75% on the first $500 million of average daily net assets; 0.70% on the next $500 million of average daily net assets; and 0.65% on the average daily net assets over $1 billion.


     The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, the Adviser received $       , $1,414,507 and $617,625,
respectively, in advisory fees from the Fund.



OTHER AGREEMENTS



     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund, which include, maintaining the books and records of the Fund, calculating the Fund's net asset value and coordinating tax compliance and other regulatory issues. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionally on their respective net assets per fund.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Advisory Corp. received $          , $76,113 and
$40,196, respectively, in accounting services fees from the Fund.

     Legal Services Agreement. The Fund and each of the other Van Kampen funds advised by the Adviser and distributed by the Distributor have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



     During the fiscal period ended March 31, 1999 and the fiscal years ended
June 30, 1998 and 1997, Van Kampen Investments received approximately $       ,
$10,000 and $0, respectively, in legal services fees from the Fund.


DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below.


                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal period ended March 31, 1999.....................       $                  $
Fiscal year ended June 30, 1998........................       $  876,086         $140,600
Fiscal year ended June 30, 1997........................       $1,691,671         $284,900

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the

Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the Prospectus or (ii) the amount of the Distributor's actual expenses incurred less any contingent deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted for on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other
shareholders of such class. As of March 31, 1999, there were $       and
$       of unreimbursed distribution-related expenses with respect to Class B
Shares and Class C Shares, respectively, representing    % and    % of the
Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.



     For the fiscal period ended March 31, 1999, the Fund's aggregate expenses
paid under the Plans for Class A Shares were $       or   % of the Class A
Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Class A Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate expenses paid under the Plans
for Class B Shares were $       or   % of the Class B Shares' average daily net
assets. Such expenses were paid to reimburse the Distributor for the following
payments: $       for commissions and transaction fees paid to financial
intermediaries in respect of sales of Class B Shares of the Fund and $       for
fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B

Share Plans. For the fiscal period ended March 31, 1999, the Fund's aggregate
expenses paid under the Plans for Class C Shares were $       or   % of the
Class C Shares' average daily net assets. Such expenses were paid to reimburse
the Distributor for the following payments: $       for commissions and
transaction fees paid to financial intermediaries in respect of sales of Class C
Shares of the Fund and $       for fees paid to financial intermediaries for
servicing Class C shareholders and administering the Class C Share Plans.



     The Distributor has entered into agreements with the following firms: (i) The Prudential Insurance Company of America and (ii) Merrill Lynch. Shares of the Fund will be offered pursuant to such firm's retirement plan alliance program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and divided disbursing agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal period ended March 31, 1999 and the fiscal years ended June 30, 1998 and 1997, Investor Services received fees aggregating
$          , $865,100 and $395,800, respectively for these services. Prior to
1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:

Commissions Paid:


                                                                      Affiliated
                                                                        Brokers
                                                                   -----------------
                                                         All       Morgan     Dean
                                                       Brokers     Stanley   Witter
                                                       -------     -------   ------
Fiscal period ended March 31, 1999.................   $            $         $   --
Fiscal year ended June 30, 1998....................   $  519,606   $    0    $    0
Fiscal year ended June 30, 1997....................   $   85,572   $2,520    $    0
Fiscal 1999 Percentages:
  Commissions with affiliate to total
     commissions...................................                   0.0%        0%
  Value of brokerage transactions with affiliate to
     total
     transactions..................................                     0%        0%



     During the fiscal period ended March 31, 1999, the Fund paid $          in
brokerage commissions on transactions totaling $             to brokers selected
primarily on the basis of research services provided to the Adviser.


SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION

     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.

SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semiannual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."


     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

REDEMPTION OF SHARES


     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.

CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A Shares") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC-CLASS B AND C")

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the plan. The CDSC-Class B and C will be waived on redemptions made under the plan.



     The amount of the shareholder's investment in a Fund at the time the election to participate in the plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the plan and the ability to offer the plan.


NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REINVESTMENT OF REDEMPTION PROCEEDS

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

FEDERAL INCOME TAXATION


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive income or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax on (i) a portion of any "excess distribution" received on such stock or (ii) any gain from a sale or disposition of such stock (collectively, "PFIC income"), plus interest on such amounts, even if the regulated investment company distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed to satisfy the 90% distribution requirement and the distribution requirement for avoiding income and excise taxes. In most instances it will be very difficult to make this election due to certain requirements imposed with respect to the election.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or dispositions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service ("IRS") consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

DISTRIBUTIONS

     Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the dividends received deduction for corporations if the Fund receives qualifying dividends during the year and if certain other requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department has issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 2000. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

GENERAL

     The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact that 12b-1 fees may have changed over time.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     Total return is calculated separately for Class A Shares, Class B Shares and Class C Shares. Total return figures for Class A Shares include the maximum sales charge; total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     The Fund seeks to remain fully invested and diversified across many industries to achieve consistent long-term performance. From time to time marketing materials may provide a portfolio manager update, an Adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures. The top 10 holdings of the Fund may also be listed in marketing pieces. Materials may also mention how Van Kampen Investments believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which examined investor cash flow into and out of all types of mutual funds. The ten year study found the investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested other than with a professional representative. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar

Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.


     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.


     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended
March 31, 1999 was   % and (ii) the approximately two-year, ten-month period
since May 29, 1996, the commencement of investment operations for Class A Shares
of the Fund, through March 31, 1999 was   %.



     The Class A shares cumulative non-standardized total return, including payments of the maximum sales charge, with respect to the Class A Shares from
its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception
to March 31, 1999 was   %.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year
period ended March 31, 1999 was      % and (ii) the approximately two-year,
ten-month period since May 29,

1996, the commencement of investment operations for Class B Shares of the Fund,
through March 31, 1999 was   %.



     The Class B Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class B Shares from
its inception to March 31, 1999 was   %.


CLASS C SHARES


     The average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year
period ended March 31, 1999 was   %, and (ii) the approximately two-year,
ten-month period since May 29, 1996, the commencement of investment operations
for Class C Shares of the Fund, through March 31, 1999 was   %.



     The Class C Shares cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C
Shares from its inception to March 31, 1999 was   %.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from
its inception to March 31, 1999 was   %.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

OTHER INFORMATION

     CUSTODY OF ASSETS

     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

     SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS


     KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


     LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.
           (a)(1) Agreement and Declaration of Trust(7)
               (2) Certificate of Amendment(9)
               (3) Second Amended and Restated Certificate of Designation For:

                  (i)  Van Kampen Utility Fund(9)
                 (ii)  Van Kampen Growth Fund(9)
                (iii)  Van Kampen American Capital Value Fund(8)
                 (iv)  Van Kampen Great American Companies Fund(9)
                  (v)  Van Kampen Prospector Fund(9)
                 (vi)  Van Kampen Aggressive Growth Fund(9)


               (4) Certificate of Designation for Van Kampen Small Cap Value
                   Fund(10)


               (5) Third Amended and Restated Certificate of Designation for Van
                   Kampen Mid Cap Value Fund++

           (b) By-Laws(7)

           (c) Specimen share certificates of beneficial interest in:

                  (i)  Van Kampen Utility Fund(7)
                 (ii)  Van Kampen Growth Fund(7)
                (iii)  Van Kampen Mid Cap Value Fund(7)
                 (iv)  Van Kampen Great American Companies Fund(7)
                  (v)  Van Kampen Prospector Fund(7)
                 (vi)  Van Kampen Aggressive Growth Fund(7)
                (vii)  Van Kampen Small Cap Value Fund(10)



           (d)  Investment Advisory Agreement for:

                  (i)  Van Kampen Utility Fund(8)
                 (ii)  Van Kampen Growth Fund(8)
                (iii)  Van Kampen Mid Cap Value Fund(8)
                 (iv)  Van Kampen Great American Companies Fund(8)
                  (v)  Van Kampen Prospector Fund(8)
                 (vi)  Van Kampen Aggressive Growth Fund(8)
                (vii)  Van Kampen Small Cap Value Fund(10)


           (e)(1) Distribution and Service Agreement for:


                  (i)  Van Kampen Utility Fund(8)
                 (ii)  Van Kampen Growth Fund(8)
                (iii)  Van Kampen Mid Cap Value Fund(8)
                 (iv)  Van Kampen Great American Companies Fund(8)
                  (v)  Van Kampen Prospector Fund(8)
                 (vi)  Van Kampen Aggressive Growth Fund(8)
                (vii)  Van Kampen Small Cap Value Fund(10)


               (2) Form of Dealer Agreement(3)
               (3) Form of Broker Fully Disclosed Selling Agreement(3)
               (4) Form of Bank Fully Disclosed Selling Agreement(3)

           (f)(1) Form of Trustee Deferred Compensation Plan(11)


           (f)(2) Form of Trustee Retirement Plan(11)

           (g)(1) Custodian Contract(8)
               (2) Transfer Agency and Service Agreement(8)
           (h)(1) Fund Accounting Agreement(8)
               (2) Amended and Restated Legal Services Agreement(8)
           (i) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois):

                  (i)  Van Kampen Utility Fund(3)
                 (ii)  Van Kampen Growth Fund(5)
                (iii)  Van Kampen Mid Cap Value Fund(5)
                 (iv)  Van Kampen Great American Companies Fund(5)
                  (v)  Van Kampen Prospector Fund(5)
                 (vi)  Van Kampen Aggressive Growth Fund(6)
                (vii)  Van Kampen Small Cap Value Fund++

           (j)  Consents of KPMG LLP:


                  (i)  Van Kampen Utility Fund++
                 (ii)  Van Kampen Growth Fund++
                (iii)  Van Kampen Mid Cap Value Fund++
                 (iv)  Van Kampen Great American Companies Fund++
                  (v)  Van Kampen Prospector Fund++
                 (vi)  Van Kampen Aggressive Growth Fund++
                (vii)  Van Kampen Small Cap Value Fund++


           (k) Not Applicable
           (l) Letter of Understanding relating to initial capital(7)
           (m)(1) Distribution Plan pursuant to Rule 12b-1 for:


                  (i)  Van Kampen Utility Fund(7)
                 (ii)  Van Kampen Growth Fund(7)
                (iii)  Van Kampen Mid Cap Value Fund(7)
                 (iv)  Van Kampen Great American Companies Fund(7)
                  (v)  Van Kampen Prospector Fund(7)
                 (vi)  Van Kampen Aggressive Growth Fund(7)
                (vii)  Van Kampen Small Cap Value Fund(10)


               (2) Shareholder Assistance Agreement(7)
               (3) Administrative Services Agreement(7)
               (4) Service Plan for:


                  (i)  Van Kampen Utility Fund(7)
                 (ii)  Van Kampen Growth Fund(7)
                (iii)  Van Kampen Mid Cap Value Fund(7)
                 (iv)  Van Kampen Great American Companies Fund(7)
                  (v)  Van Kampen Prospector Fund(7)
                 (vi)  Van Kampen Aggressive Growth Fund(7)
                (vii)  Van Kampen Small Cap Value Fund(10)


           (n) Financial Data Schedules(9)
           (o) Amended Multi-Class Plan(8)
           (p) Power of Attorney+

           (z)(1) List of certain investment companies in response to Item 27(a)(11)


               (2) List of Officers and Directors of Van Kampen Funds Inc. in
                   response to Item 27(b)(11)

---------------
 (1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 29, 1986.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on June 8, 1993.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on August 1, 1995.

 (4) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on August 29, 1995.

 (5) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 13, 1995.

 (6) Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on March 15, 1996.

 (7) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 25, 1996.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1997.

 (9) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on September 30, 1998.


(10) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on March 1, 1999.



(11) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Numbers 2-12685 and 811-739, filed April 29, 1999.


   + Filed herewith.

  ++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     None.


ITEM 25.  INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8: Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct, in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     See "Investment Advisory Services" in each Prospectus and "Investment Advisory and Other Services," "Officers and Trustees" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Van Kampen Investment Advisory Corp., reference is made to the Adviser's current Form ADV (File No. 801-18161) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.


     (b) Van Kampen Funds Inc., is an affiliated person of an affiliated person of the Registrant and the only principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555; Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri, 64153; or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, 02171, (ii) by the Adviser will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555, and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN EQUITY TRUST, has duly caused this Amendment to this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Oakbrook Terrace, and the State of Illinois on the 28th day of May, 1999.


                                        VAN KAMPEN EQUITY TRUST


                                        By:     /s/  A. THOMAS SMITH III


                                           -------------------------------------

                                              A. Thomas Smith III, Secretary



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on May 28, 1999, by the following persons in the capacities indicated.



                   SIGNATURES                                            TITLE
                   ----------                                            -----
Principal Executive Officer:
            /s/  RICHARD F. POWERS III            President
------------------------------------------------
             Richard F. Powers III
Principal Financial Officer:

                /s/  JOHN L. SULLIVAN             Vice President, Chief Financial Officer and
------------------------------------------------    Treasurer
                John L. Sullivan
Trustees:

              /s/  J. MILES BRANAGAN*             Trustee
------------------------------------------------
               J. Miles Branagan

                /s/  JERRY D. CHOATE*             Trustee
------------------------------------------------
                Jerry D. Choate

                                                  Trustee
------------------------------------------------
              Richard M. DeMartini

                 /s/  LINDA H. HEAGY*             Trustee
------------------------------------------------
                 Linda H. Heagy

               /s/  R. CRAIG KENNEDY*             Trustee
------------------------------------------------
                R. Craig Kennedy

                 /s/  JACK E. NELSON*             Trustee
------------------------------------------------
                 Jack E. Nelson

                 /s/  DON G. POWELL*              Trustee
------------------------------------------------
                 Don G. Powell

              /s/  PHILLIP B. ROONEY*             Trustee
------------------------------------------------
               Phillip B. Rooney

                /s/  FERNANDO SISTO*              Trustee
------------------------------------------------
                 Fernando Sisto

               /s/  WAYNE W. WHALEN*              Trustee
------------------------------------------------
                Wayne W. Whalen

             /s/  SUZANNE H. WOOLSEY*             Trustee
------------------------------------------------
               Suzanne H. Woolsey

               /s/  PAUL G. YOVOVICH*             Trustee
------------------------------------------------
                Paul G. Yovovich
---------------
           * Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.
             /s/  A. THOMAS SMITH III             May 28, 1999
------------------------------------------------
              A. Thomas Smith III
                Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                  POST-EFFECTIVE AMENDMENT 31 TO FORM N-1A AS

                    SUBMITTED TO THE SECURITIES AND EXCHANGE

                           COMMISSION ON MAY 28, 1999



EXHIBIT
NUMBER                                  EXHIBIT
-------                                 -------
    (p)                            Power of Attorney